UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

Annual Report June 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen NWQ Global All-Cap Fund (formerly Nuveen NWQ Global Equity Fund)	NGEAX	NGECX	—	—	NGEIX
Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	NQGRX	—	NQGIX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVCX	NMCTX	—	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCCX	NQCQX	—	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	NSMCX	NWQRX	NWQFX	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	NSCCX	NSCQX	NSCFX	NSCRX
Nuveen Tradewinds Value Opportunities Fund	NVOAX	NVOCX	NTVTX	—	NVORX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen NWQ Global All-Cap Fund (formerly Nuveen NWQ Global Equity Fund)

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

The Nuveen NWQ Global All-Cap Fund, Nuveen NWQ Global Equity Income Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. (Nuveen). Jon D. Bosse, CFA, is the Chief Investment Officer of NWQ and manages the Nuveen NWQ Multi-Cap Value and Nuveen NWQ Large-Cap Value Funds. Phyllis Thomas, CFA, and Andrew C. Hwang manage the Nuveen NWQ Small/Mid-Cap Value and Nuveen NWQ Small-Cap Value Funds. Gregg Tenser, CFA, and James T. Stephenson, CFA, manage the Nuveen NWQ Global All-Cap Fund and James T. Stephenson, CFA, and Thomas J. Ray, CFA, manage the Nuveen NWQ Global Equity Income Fund. The Nuveen Tradewinds Value Opportunities Fund featured portfolio management by Tradewinds Global Investors, LLC (Tradewinds), an affiliate of Nuveen. Joann Barry, CFA and F. Rowe Michels, CFA served as portfolio managers for the Fund.

On February 1, 2016 Thomas Ray, CFA was added as a portfolio manager to the Nuveen NWQ Global Equity Income Fund, James T. Stephenson, was added as a portfolio manager to the Nuveen NWQ Global All-Cap Fund and Andrew C. Hwang was added as a portfolio manager to the Nuveen NWQ Small/Mid-Cap Value and Nuveen NWQ Small-Cap Value Funds.

During May 2016, the Board of Trustees approved the reorganization of Nuveen Global Equity Income Fund (JGV), Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund into the Nuveen NWQ Global Equity Income Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen Global Equity Income Fund (JGV), Nuveen Tradewinds Global All-Cap Fund and the Nuveen Tradewinds Value Opportunities Fund. Effective August 1, 2016 (subsequent to the close of this reporting period), James T. Stephenson and Thomas J. Ray will become Nuveen Tradewinds Value Opportunities Fund’s sole portfolio managers.

Also, effective August 1, 2016, the Nuveen NWQ Global Equity Fund’s name changed to the Nuveen NWQ Global All-Cap Fund.

Here the portfolio managers review the U.S. economy and market conditions, their management strategies and the performance of the Funds for the twelve-month reporting period ended June 30, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended June 30, 2016?

Over the twelve-month period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.2%, as reported by the “advance” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in June 2016 from 5.3% in June 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.0% annual gain in May 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, subsequent to the close of this reporting period, the S&P/Case-Shiller U.S. National Home Price Index were renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.4% and 5.2%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.0% over the twelve-month reporting period ended June 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.3% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March, propelling assets that carry more risk higher. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote dampened the Fed’s outlook. These concerns led the Fed to again hold rates steady at its June and July meetings.

At the end of the reporting period, global financial markets were roiled by the U.K.’s vote on June 23, 2016 to leave the EU. In the days after the vote, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity.

U.S. equity markets appreciated for the reporting period as the brief post “Brexit” tumble did not undo prior gains and actually staged a sharp rally in the final days of the reporting period. Value stocks significantly outperformed growth across all cap ranges during the reporting period, particularly among the large cap and broad market indices. Defensive sectors less reliant on economic growth, including utilities and consumer staples, were the best performing. In the foreign markets, the EU countries and most of the Asian markets posted declines for the reporting period.

Early in the reporting period, global equity markets had experienced elevated volatility due to investor concerns regarding prospective Fed tightening, continued weakness in oil prices, uncertainty regarding global growth (particularly in China) and the unexpected announcement of a negative interest rate policy from the Bank of Japan. Flight-to-safety effects could be seen in multiple areas, with defensive equity sectors and gold rising in value. In February, investors began finding solace in select countervailing factors, such as oil prices seeming to hit at least a short-term bottom, and a rally took place that lasted until the U.K.’s Brexit vote results.

6	NUVEEN

How did the Funds perform during the twelve-month reporting period ended June 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended June 30, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended June 30, 2016 and how did these strategies influence performance?

Nuveen NWQ Global All-Cap Fund (formerly Nuveen NWQ Global Equity Fund)

The Nuveen NWQ Global All-Cap Fund’s Class A Shares at NAV underperformed its comparative Lipper classification average and the MSCI World Index during the twelve-month reporting period ended June 30, 2016.

The Fund is designed to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the U.S.). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small- and mid-capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards.

During the reporting period, telecommunication services and materials were the top preforming sectors. The Fund also had favorable stock selection in industrials. Conversely, adverse stock selection in the consumer staples, financials and technology sectors were key detractors. Geographically, Japan and Norway were standout country performers as the Fund benefited from good stock selection, while investments in the U.S. and the U.K. lagged and were a headwind for the Fund’s overall return for the reporting period.

Several individual holdings contributed to performance. The top contributor was laser manufacturer Coherent Inc. as the company reported strong orders for flat panel display tools and improved visibility for deliveries through 2017. The company also completed the acquisition of Rofin Sinar (RSTI) during the reporting period. The acquisition should significantly improve Coherent’s offerings in the material and processing segment given RSTI’s strong position in fiber lasers. We believe the combined company should be able to significantly rationalize costs and leverage its sales force and research and development.

Treehouse Foods Inc. also contributed to performance during the reporting period. Treehouse Foods is a private label food and beverage leader focused on customer brands and custom products. The shares rallied over 30% during the reporting period as the company emerged as the winning bidder for ConAgra Foods private brand business. The combined company will have over $6 billion in revenues and, while initial synergies are limited, the acquisition could be significantly accretive to Treehouse by 2018.

Lastly, materials sector holding Nissan Chemical Industries Limited positively impacted performance. Nissan Chemical continues to post solid quarterly results, as management reinvests significant capital into research and development of new chemical compounds for applications in the health care and technology sectors. In addition, the company maintained its best-in-class shareholder-friendly capital allocation policy.

Individual positions that detracted from performance included financial sector holding, Barclays PLC. The bank, headquartered in London, announced that third quarter profits fell, missing estimates as investment banking revenues fell industry-wide, affecting earnings growth in the back end of 2015. In addition, third quarter results came with disappointingly higher cost guidance related to the ‘U.K. Ringfencing’ regulatory initiative, in which retail depositors need to be separated away from investment bank activities. The share price has come under pressure as a result, although we believe that the shares are oversold. We remain constructive on the name as new management continues to implement cost cuts that should help shore up the bottom line as we await a turn in the investment banking fundamentals.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Also detracting from performance was Aryzta AG. A global leader in the production and distribution of pre-baked bakery goods, the stock underperformed following numerous missteps by what had historically been a highly successful management team. The company undertook a product tracking inventory restructuring in its U.S. division to reduce unprofitable product offerings and attempt to increase returns through longer runs of its core bakery products. While revenues fell as product lines were reduced, the planned offsetting volume growth in core categories has been slower to materialize, leading to lower sales, margins and returns in the interim. While management credibility has taken a significant hit, the company’s business with McDonald’s (where Aryzta makes the McDonald’s hamburger buns) has stabilized after a period of weakness and we believe that the product tracking inventory reduction, while poorly executed, will ultimately benefit the company over the longer term as utilization and returns improve.

Finally, Impax Laboratories Inc. detracted from performance. The company suffered from negative sentiment on specialty pharmaceutical stocks, brought on by a reinvigorated political focus on drug pricing and the collapse of Valeant Pharmaceuticals. The selling was driven primarily on concerns that price hikes are needed to drive revenues.

Nuveen NWQ Global Equity Income Fund

The Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV underperformed its comparative Lipper classification average and the MSCI World Index during the twelve-month reporting period ended June 30, 2016.

The Fund is designed to provide long-term capital appreciation and high current income. The Fund will generally focus its investments on income producing securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. Up to 20% of the Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Fund may invest up to 10% of its net assets in below investment grade debt securities, commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small and medium market capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures and currency forwards.

Geographically, Japan and Norway were standout country performers as the Fund benefited from good stock selection, while investments in the U.S. and the Netherlands lagged and were a headwind for the Fund’s overall return for the reporting period. We have limited exposure to commodity driven economies and emerging markets, which has helped relative performance. Our holdings in the U.S. detracted from performance during the reporting period, mainly due to securities in the consumer and technology sectors.

From an industry perspective, our investments in telecommunication services and energy sectors were positive. However, our overweight in the financial sector significantly detracted and drove our underperformance versus the benchmark.

Several individual holdings benefited performance, including Nippon Telegraph and Telephone Corporation (NTT), as the competitive environment in Japan remains muted, even following negative comments in the fourth quarter of 2015 by Prime Minister Abe suggesting the telecommunication companies should offer lower prices to increase competition. We believe the company can comply with the new suggested regulations by offering lower-tiered packages that should have little impact on the bottom line, and that data growth will continue to propel ARPU (average revenue per user). With mobile service revenue now growing in a country that has seen consistent declines and a long runway for taking costs out of the old copper network following the move to fiber, we believe NTT should close the gap on its discount to global telecommunications sector multiples.

Also positively contributing was Oracle Corporation as cloud bookings continue to accelerate. Cloud metrics were solid across the board, with bookings, billings, revenue, gross margins, and guidance all ahead of expectations. Given the strong cloud metrics, sentiment regarding the company’s ongoing cloud transition seems to have received a lift. Additionally, we believe improving free cash flow trends on a constant currency basis bolster our optimism that Oracle should perform well through the year.

8	NUVEEN

Lastly, Telefonica Brasil SA contributed to performance. Brazilian stocks, which had been battered by political turmoil as well as the sharp decline in emerging markets rebounded during the reporting period.

Our financial sector holdings were the largest detractors for the reporting period, including CIT Group Inc., ING Groep N.V. and Aviva PLC. During the reporting period, we sold our holding in Aviva PLC.

Another financial sector constituent, financial holding company CIT Group Inc., also detracted from performance. The company had to delay the filing of its annual report to the Securities and Exchange Commission due to concerns about the accuracy of certain data. Further, following the fresh exit of CEO John Thain, investors appear to have less confidence in the recent OneWest Bank acquisition. This is particularly the case since the inclusion of OneWest Bank’s assets pushes CIT Group above the SIFI (Systematically Important Financial Institution) threshold, thereby garnering the company extra regulatory oversight. Nonetheless, even with these factors considered, based on our analysis we continue to view CIT Group as undervalued.

ING Groep was another detractor from performance due to fears of the impact of Brexit. The vote sent reverberations across the entire European banking sector, with some stocks down as much as 30% in the two trading days following the vote. As a result of the vote, investors are fearing a pronounced decline in global business confidence, lower economic growth in the Eurozone and further pressure on sovereign yield curves. Despite the Brexit vote, we believe that ING offers compelling risk/reward as it mainly operates in healthy domestic markets that should remain somewhat insulated from the Brexit vote. Additionally, we find the franchise is well-managed and has a strong capital base, making the balance sheet more defensive in the short-to-medium term. Aviva PLC is a British multi-national insurance company headquartered in London. Its shares also came under pressure during the reporting period due to concerns of Brexit.

The Fund wrote covered call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential. The effect of these activities on performance was negligible during the reporting period.

Nuveen NWQ Multi-Cap Value Fund

Class A Shares at NAV for the Nuveen NWQ Multi-Cap Value Fund underperformed the Russell 3000® Value Index and its Lipper classification average for the twelve-month reporting period ended June 30, 2016.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with small, medium and large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Stock selection in the energy sector contributed positively to performance relative to the benchmark. The Fund’s other sector holdings detracted from performance, in particular the Fund’s financials and health care sector holdings relative to the Russell 3000® Value Index and minimal exposure to utilities.

Several investments contributed to the Fund’s performance, including Coherent Inc. The laser manufacturer was one of the top contributors to performance during the reporting period as the company reported strong orders for flat panel display tools and improved visibility for deliveries through 2017. The company also completed the acquisition of Rofin Sinar (RSTI) during the reporting period. The acquisition should significantly improve Coherent’s offerings in the material and processing segment given RSTI’s strong position in fiber lasers. We believe the combined company should be able to significantly rationalize costs and leverage its sales force and research and development.

Our investment in Cheniere Energy Inc. also positively contributed to performance. Cheniere Energy rose sharply after our purchase on expectations that its Sabine Pass LNG export terminal will commence operations shortly. Cheniere’s facilities have fixed fee contracts with investment grade global energy and utility companies. We purchased the stock believing the shares were trading at a massive discount to the intrinsic value of its fixed fee contracts.

Finally, Treehouse Foods Inc. contributed to performance during the reporting period. Treehouse Foods is a private label food and beverage leader focused on customer brands and custom products. Shares rallied over 30% during the period as the company

NUVEEN	9

Portfolio Managers’ Comments (continued)

emerged as the winning bidder for ConAgra Foods private brand business. The combined company will have over $6 billion in revenues and, while initial synergies are limited, the acquisition should be significantly accretive to Treehouse by 2018.

Several holdings detracted from performance, including VeriFone Holdings Inc., NRG Energy Inc. and Impax Laboratories Inc. In early June, VeriFone Systems reported lower-than-expected second quarter results and reduced its guidance partly due to a delay in Europay, MasterCard, Visa (EMV) certification. The delay in EMV certifications in the U.S., caused mainly by certification and testing complexities, is adversely affecting the implementation of higher margin attached services, including payment-as-a-service and encryption.

Utility holding NRG Energy Inc. was another detractor from performance during the reporting period. Along with other independent power producers, NRG shares were under pressure as power prices, gas prices, and weather negatively affected both results and investor perceptions. We eliminated the position in November, swapping our investment into EQT Corporation, a natural gas pipeline and gas producer.

Finally, Impax Laboratories Inc. suffered from negative sentiment on specialty pharmaceutical stocks, brought on by a reinvigorated political focus on drug pricing and the collapse of Valeant Pharmaceuticals. The selling was driven primarily on concerns that price hikes are needed to drive revenues.

Nuveen NWQ Large-Cap Value Fund

The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the twelve-month reporting period ended June 30, 2016.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

The Fund’s results relative to the Russell 1000® Value Index benchmark benefited from favorable stock selection in the energy and technology sectors. Offsetting these gains was the underperformance of our financials, consumer discretionary and health care sector holdings. Several individual holdings benefited performance, including Cheniere Energy Inc. Cheniere Energy rose sharply after our purchase on expectations that its Sabine Pass LNG export terminal will commence operations shortly. Cheniere’s facilities have fixed fee contracts with investment grade global energy and utility companies. We purchased the stock believing the shares were trading at a massive discount to the intrinsic value of its fixed fee contracts.

Raytheon Company also contributed to performance. The stock’s appreciation had as much to do with where the company was not invested as to where it was. At a time when most industrial companies have been facing negative estimate revisions due to the economic slowdown in China as well as weakening oil and gas and mining markets, Raytheon’s earnings outlook has remained intact because it has no exposure to these markets. Further, we believe the defense cycle is now at a turning point, which may result in another cycle of revenue and earnings growth.

Finally, Edison International contributed to performance. Edison International is the parent company of Southern California Edison, an electric utility that supplies power to 5 million customers in Southern California. The company’s stock rose following Great Britain’s decision to leave the European Union. Investors tend to flock to the utilities sector when longer-term interest rates are falling because the companies tend to pay out a relatively high and stable dividend. The sector’s relative stability also makes it attractive to investors looking for a safe-haven during periods of market turmoil.

Several holdings detracted from performance, including NRG Energy Inc., Viacom Inc., and CIT Group Inc. Utility holding NRG Energy Inc. was the largest detractor from performance during the reporting period. Along with other independent power producers, NRG shares were under pressure as power prices, gas prices and weather negatively affected both results and investor perceptions. We eliminated the position in November 2015, swapping our investment into EQT Corporation, a natural gas pipeline and gas producer.

10	NUVEEN

Viacom’s stock declined due to ongoing advertising weakness driven by poor ratings at their key networks which was exacerbated by an overall difficult advertising environment. The stock also suffered when the affiliate renewal negotiations between DISH and Viacom resulted in no agreement being reached before the blackout deadline. This led to a sharp sell-off in the market on concerns no deal would be reached. We increased our position and the dispute was resolved quickly thereafter on what we consider to be favorable terms for Viacom. With clear visibility in affiliate revenues through 2017 and a potential catalyst in the sale of a portion of its Paramount Pictures movie studio, we find Viacom’s valuation compelling at current levels.

Another financial sector constituent, financial holding company CIT Group Inc., also detracted from performance. The company had to delay the filing of its annual report to the Securities and Exchange Commission due to concerns about the accuracy of certain data. Further, following the fresh exit of CEO John Thain, investors appear to have less confidence in the recent OneWest Bank acquisition. This is particularly the case since the inclusion of OneWest Bank’s assets pushes CIT Group above the SIFI (Systematically Important Financial Institution) threshold, thereby garnering the company extra regulatory oversight. Nonetheless, even with these factors considered, based on our analysis we continue to view CIT Group as undervalued.

Nuveen NWQ Small/Mid-Cap Value Fund

The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at NAV outperformed the comparative Lipper classification average, but underperformed the Russell 2500® Value Index for the twelve-month reporting period ended June 30, 2016.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small to medium market capitalizations selected using an analyst-driven, value oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the twelve-month reporting period, strong stock selection in the financials and utilities sectors contributed positively to the Fund’s performance. However, poor stock selection in the consumer discretionary and materials & processing sectors, detracted from the Fund’s performance.

Investments that contributed to the Fund’s performance included Coherent Inc. The laser manufacturer was one of the top contributors to performance during the reporting period as the company reported strong orders for flat panel display tools and improved visibility for deliveries through 2017. The company also completed the acquisition of Rofin Sinar (RSTI) during the period. The acquisition should significantly improve Coherent’s offerings in the material and processing segment given RSTI’s strong position in fiber lasers. We believe the combined company should be able to significantly rationalize costs and leverage its sales force and research and development.

Spire, Inc. (formerly the Laclede Group Inc.), a natural gas utility company in Missouri and Alabama, was also a leading contributor during the reporting period. The company has consistently reported higher earnings from both its gas utility and gas marketing segments and is currently working on its STL Pipeline project to provide access to lower cost shale gas. The project plans will interconnect with the Rockies Express and Panhandle Eastern pipelines.

Lastly, Brandywine Realty Trust contributed to performance. The Trust provides leasing, property management, development, redevelopment, acquisition and other tenant-related services for a portfolio of office, industrial, retail and mixed-use properties. During the reporting period, the company announced that it would increase its dividend by 6.7% amid solid earnings and increased guidance for 2016. The company has divested non-core assets, reduced debt levels and is funding an attractive pipeline of new projects in Philadelphia.

Several individual holdings detracted from performance including VeriFone Holdings Inc. In early June, the company reported lower-than-expected second quarter results and reduced its guidance partly due to a delay in Europay, MasterCard, Visa (EMV) certification. The delay in EMV certifications in the U.S., caused mainly by certification and testing complexities, is adversely affecting the implementation of higher margin attached services, including payment-as-a-service and encryption. We sold our holding in VeriFone Holdings Inc.

Another financial sector constituent, financial holding company CIT Group Inc., also detracted from performance. The company had to delay the filing of its annual report to the Securities and Exchange Commission due to concerns about the accuracy of certain data.

NUVEEN	11

Portfolio Managers’ Comments (continued)

Further, following the fresh exit of CEO John Thain, investors appear to have less confidence in the recent OneWest Bank acquisition. This is particularly the case since the inclusion of OneWest Bank’s assets pushes CIT Group above the SIFI (Systematically Important Financial Institution) threshold, thereby garnering the company extra regulatory oversight. Nonetheless, even with these factors considered, based on our analysis we continue to view CIT Group as undervalued. We have sold our holding in CIT Group Inc.

Lastly, our holding of Mitel Networks Corporation detracted from performance. The company’s shares sold off after it agreed to acquire Polycom, a San Jose, CA-based provider of voice, video and content sharing solutions. Following the merger, Polycom shareholders will hold roughly 60% of the combined company, while Mitel shareholders will hold the remaining 40%.

Nuveen NWQ Small-Cap Value Fund

The Nuveen NWQ Small-Cap Value Fund’s Class A Shares at NAV outperformed its Lipper classification average, but underperformed the Russell 2000® Value Index for the twelve-month reporting period ended June 30, 2016.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Positive stock selection in the financial and technology sectors helped performance, which was partially offset by weakness in the producer durables and materials & processing sectors.

Several investments contributed to the Fund’s performance, including Coherent Inc. The laser manufacturer was one of the top contributors to performance during the reporting period as the company reported strong orders for flat panel display tools and improved visibility for deliveries through 2017. The company also completed the acquisition of Rofin Sinar (RSTI) during the period. The acquisition should significantly improve Coherent’s offerings in the material and processing segment given RSTI’s strong position in fiber lasers. We believe the combined company should be able to significantly rationalize costs and leverage its sales force and research and development.

Spire, Inc. (formerly the Laclede Group Inc.), a natural gas utility company in Missouri and Alabama, was also a leading contributor during the period. The company has consistently reported higher earnings from both its gas utility and gas marketing segments and is currently working on its STL Pipeline project to provide access to lower cost shale gas. The project plans will interconnect with the Rockies Express and Panhandle Eastern pipelines.

Lastly, Brandywine Realty Trust contributed to performance. The Trust provides leasing, property management, development, redevelopment, acquisition and other tenant-related services for a portfolio of office, industrial, retail and mixed-use properties. During the reporting period, the company announced that it would increase its dividend by 6.7% amid solid earnings and increased guidance for 2016. The company has divested non-core assets, reduced debt levels and funding an attractive pipeline of new projects in Philadelphia.

Several individual holdings detracted from performance including, in seat power provider to the aerospace industry, Astronics Corporation. We eliminated our position in Astronics in October 2015, after having reduced our exposure on concerns that the aerospace cycle is peaking. The holding had been a strong contributor to performance over the past two years.

Boise Cascade Company also detracted from performance. The company is one of the largest producers of plywood and engineered wood products in North America and a leading U.S. wholesale distributor of building products. While persistent declines in lumber and plywood prices have weighed on recent results, we expect earnings from the engineered wood products and distribution businesses to improve as the housing recovery continues.

Lastly, shares of training and engineering service provider GP Strategies Corporation declined. The company’s revenue decreased during the reporting period. The decline in revenue was largely attributable to the completion of alternative fuels projects in 2014 and unfavorable changes in foreign currency exchange rates during the reporting period.

12	NUVEEN

Nuveen Tradewinds Value Opportunities Fund

The Nuveen Tradewinds Value Opportunities Fund’s Class A Shares at NAV outperformed the Lipper classification average, but underperformed the Russell 3000® Value Index for the twelve-month reporting period ended June 30, 2016.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with varying market capitalizations selected using an eclectic, value-oriented process. Our team assesses each company held in the Fund individually to determine its future prospects and intrinsic value. Attractive valuation is our number one criterion and is a prerequisite for investing in any company. Some other criteria that we look for are sustainable business models, meaningful barriers to entry, recurring revenues and the ability to meet basic needs.

The Fund’s relative sector allocation effects were positive during the reporting period, but that factor was offset by weaker stock selections. Stock selections within the financials and health care sectors, along with an unfavorable underweight in utilities, led detraction from relative performance. Underperformance was limited by favorable stock selections in the information technology sector, as well as a favorable underweight and positive stock selection effects in the energy sector and a favorable overweight position in the telecommunication services sector.

Protein producer Tyson Foods, Inc. was the top contributor to absolute performance. We believe the company benefited from cyclical improvements for beef and pork supplies over part of the period. Leaving the hedging challenges of the previous quarter behind, during the first quarter of 2016 the company reported unexpected double-digit operating margins in three out of four major revenue segments. Though we find the company has performed well in its poultry business and has made progress in the more stable prepared foods category, we believe the company still remains a significant value.

Diversified technology and financial services company General Electric Company was another contributor to performance. The company is in the process of executing a long-term strategy to trim ancillary businesses related to consumer and commercial finance and instead focus on its more profitable core strengths in the power industry. This focus has resulted in General Electric’s returns on equity and industrial margins steadily increasing and we believe this will continue as the U.S. economy improves further. We also believe the company is well-positioned in its industrial internet and healthcare solutions businesses.

Technology holding company Alphabet Inc. (Google) also contributed to performance. The company announced financial results early in the period that beat analysts’ expectations, primarily due to strong revenue growth and cost cutting. The company’s new CFO also mentioned that a dividend or stock buyback would be in the works, and highlighted that the company would continue to focus on product prioritization.

Financial services company Citigroup Inc. was the top detractor from absolute performance. The company has faced headwinds from various factors, including lower investment banking activity, provisioning costs related to low oil prices and lower income related to market declines. Nonetheless, we believe Citigroup has an increasingly attractive business that is worth investing in through the current sector malaise.

Another financial sector constituent, financial holding company CIT Group Inc., also detracted from performance. The company had to delay the filing of its annual report to the Securities and Exchange Commission due to concerns about the accuracy of certain data. Further, following the fresh exit of CEO John Thain, investors appear to have less confidence in the recent OneWest Bank acquisition. This is particularly the case since the inclusion of OneWest Bank’s assets pushes CIT Group above the SIFI (Systematically Important Financial Institution) threshold, thereby garnering the company extra regulatory oversight. Nonetheless, even with these factors considered, based on our analysis we continue to view CIT Group as undervalued.

Biopharmaceutical company Gilead Sciences, Inc. was another detractor from performance. The company’s financial results announced during the second quarter of 2016 disappointed analyst forecasts in terms of both revenues and earnings, the first “miss” in several quarters. Further, the company has been subpoenaed in relation to a U.S. federal probe into pharmaceutical industry interactions with charities. We believe the company has multiple possible avenues for improved business performance, and we remain optimistic about our holdings in the company.

NUVEEN	13

Risk Considerations

Risk Considerations

Nuveen NWQ Global All-Cap Fund (formerly Nuveen NWQ Global Equity Fund)

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Global Equity Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Multi-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Large-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small/Mid-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation,

14	NUVEEN

political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds Value Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

NUVEEN	15

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16	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Global All-Cap Fund

(formerly Nuveen NWQ Global Equity Fund)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(10.40)%	(1.52)%
Class A Shares at maximum Offering Price	(15.55)%	(4.08)%
MSCI World Index	(2.78)%	1.23%
Lipper Global Multi-Cap Value Funds Classification Average	(5.26)%	(1.42)%

Class C Shares	(11.05)%	(2.25)%
Class I Shares	(10.16)%	(1.28)%

Since inception returns are from 4/01/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. If Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	10.51%	11.17%	10.02%
Net Expense Ratios	1.11%	1.86%	0.86%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

18	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Global Equity Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(4.88)%	6.63%	8.46%
Class A Shares at maximum Offering Price	(10.35)%	5.37%	7.52%
MSCI World Index	(2.78)%	6.63%	8.13%
Lipper Global Equity Income Funds Classification Average	0.26%	5.05%	7.02%

Class C Shares	(5.57)%	5.83%	7.65%
Class R3 Shares*	(5.09)%	6.36%	8.19%
Class I Shares	(4.64)%	6.90%	8.73%

Since inception returns are from 9/15/09. Indexes and Lipper averages are not available for direct investment.

Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and will only be available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	R3*	Class I
Gross Expense Ratios	6.89%	7.39%	6.87%	6.44%
Net Expense Ratios	1.11%	1.86%	1.36%	0.86%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Effective July 8, 2016 (subsequent to the close of this reporting period), Class R3 Shares became available to the public.

20	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Multi-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(6.58)%	5.02%	1.26%
Class A Shares at maximum Offering Price	(11.95)%	3.78%	0.66%
Russell 3000® Value Index	2.42%	11.09%	6.05%
Lipper Multi-Cap Value Funds Classification Average	(2.57)%	8.80%	5.32%

Class C Shares	(7.25)%	4.23%	0.50%
Class I Shares	(6.37)%	5.27%	1.51%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	(6.79)%	4.76%	3.96%

Since inception returns for Class R3 Shares are from 8/04/08. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.22%	1.98%	1.47%	0.97%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

22	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	23

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(5.68)%	5.02%	1.92%
Class A Shares at maximum Offering Price	(11.13)%	3.79%	1.29%
Russell 1000® Value Index	2.86%	11.35%	4.91%
Lipper Large-Cap Value Funds Classification Average	(1.37)%	9.33%	4.23%

Class C Shares	(6.31)%	4.26%	1.17%
Class R3 Shares	(5.85)%	4.76%	6.54%
Class I Shares	(5.37)%	5.30%	2.19%

Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. Since inception returns for Class R3 Shares are from 9/29/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. If Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.12%	1.87%	1.37%	0.87%

24	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	25

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(3.54)%	6.89%	3.50%
Class A Shares at maximum Offering Price	(9.10)%	5.63%	2.86%
Russell 2500® Value Index	0.22%	9.59%	5.60%
Lipper Small-Cap Core Funds Classification Average	(5.49)%	7.78%	5.41%

Class C Shares	(4.26)%	6.10%	2.72%
Class R3 Shares	(3.76)%	6.62%	10.84%
Class I Shares	(3.31)%	7.16%	3.64%

Cumulative
Since Inception
Class R6 Shares	—%

Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. Since inception returns for Class R3 Shares are from 9/29/09. Class R6 Shares commenced operations at the close of business on June 30, 2016. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. If Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.38%	2.13%	1.62%	1.00%	1.13%
Net Expense Ratios	1.31%	2.06%	1.56%	0.93%	1.06%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.45% after October 31, 2017) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.

26	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	27

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.37)%	10.80%	5.28%
Class A Shares at maximum Offering Price	(9.87)%	9.50%	4.66%
Russell 2000® Value Index	(2.58)%	8.15%	5.15%
Lipper Small-Cap Core Funds Classification Average	(5.49)%	7.78%	6.04%

Class C Shares	(5.08)%	9.98%	4.50%
Class I Shares	(4.13)%	11.08%	5.55%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	(4.61)%	10.53%	13.18%
Class R6 Shares	(3.99)%	N/A	10.14%

Since inception returns for Class R3 and R6 Shares are from 9/29/09 and 2/15/13, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.32%	2.07%	1.57%	0.91%	1.07%

28	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	29

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Value Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.92%	6.04%	7.92%
Class A Shares at maximum Offering Price	(3.93)%	4.79%	7.28%
Russell 3000® Value Index	2.42%	11.09%	6.05%
Lipper Global Multi-Cap Value Funds Classification Average	(5.26)%	4.39%	3.87%

Class C Shares	1.17%	5.24%	7.11%
Class I Shares	2.21%	6.31%	8.19%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	1.69%	5.78%	7.72%

Since inception returns for Class R3 Shares are from 8/04/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.19%	1.95%	1.45%	0.95%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% (1.50% after October 31, 2017) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.

30	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	31

Holding

Summaries as of June 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen NWQ Global All-Cap Fund

(formerly Nuveen NWQ Global Equity Fund)

Fund Allocation

(% of net assets)

Common Stocks	97.1%
Other Assets Less Liabilities	2.9%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Coherent Inc.	3.3%
Cheniere Energy Inc.	3.3%
Nissan Chemical Industries Limited	3.0%
Bio-Rad Laboratories Inc., Class A	2.9%
Nippon Telegraph and Telephone Corporation, ADR	2.8%

Portfolio Composition

(% of net assets)

Pharmaceuticals	11.6%
Banks	7.9%
Chemicals	6.8%
Semiconductors & Semiconductor Equipment	6.4%
Food Products	6.2%
Insurance	5.8%
Food & Staples Retailing	4.9%
Electronic Equipment, Instruments & Components	4.7%
Household Durables	4.4%
Diversified Telecommunication Services	3.7%
Multiline Retail	3.4%
Media	3.4%
Oil, Gas & Consumable Fuels	3.3%
Life Sciences Tools & Services	2.9%
Machinery	2.5%
Other	19.2%
Other Assets Less Liabilities	2.9%
Net Assets	100%

Country Allocation

(% of net assets)

United States	41.7%
Japan	12.0%
United Kingdom	11.2%
Germany	9.8%
Switzerland	5.9%
Israel	2.6%
Norway	2.5%
Netherlands	2.3%
South Korea	1.9%
France	1.7%
Other	5.5%
Other Assets Less Liabilities	2.9%
Net Assets	100%

32	NUVEEN

Nuveen NWQ Global Equity Income Fund

Fund Allocation

(% of net assets)

Common Stocks	87.9%
Convertible Preferred Securities	5.6%
Corporate Bonds	1.0%
$25 Par (or similar) Retail Preferred	1.6%
$1,000 Par (or similar) Institutional Preferred	2.1%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Oracle Corporation	3.9%
GlaxoSmithKline PLC	3.8%
Nippon Telegraph and Telephone Corporation, ADR	3.8%
Imperial Brands PLC	3.2%
Unum Group	3.0%

Portfolio Composition

(% of net assets)

Pharmaceuticals	12.3%
Banks	10.5%
Insurance	10.1%
Media	7.7%
Diversified Telecommunication Services	6.3%
Software	6.0%
Air Freight & Logistics	4.0%
Diversified Financial Services	3.5%
Food Products	3.3%
Industrial Conglomerates	3.3%
Tobacco	3.2%
Oil, Gas & Consumable Fuels	2.6%
Multi-Utilities	2.5%
Capital Markets	2.5%
Real Estate Investment Trust	2.5%
Other	17.9%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Country Allocation

(% of net assets)

United States	44.5%
United Kingdom	11.4%
Germany	10.5%
Switzerland	5.4%
Japan	4.8%
Israel	4.2%
Netherlands	3.4%
France	3.3%
Norway	2.2%
Canada	2.0%
Other	6.5%
Other Assets Less Liabilities	1.8%
Net Assets	100%

NUVEEN	33

Holding Summaries as of June 30, 2016 (continued)

Nuveen NWQ Multi-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.5%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	14.6%
Banks	11.2%
Insurance	9.3%
Real Estate Investment Trus	7.9%
Pharmaceuticals	7.6%
Electronic Equipment, Instruments & Components	5.6%
Media	4.9%
Food Products	3.6%
Communications Equipment	3.6%
Software	3.5%
Automobiles	3.5%
Life Sciences Tools & Services	3.4%
Machinery	3.0%
Other	17.8%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Citigroup Inc.	3.9%
Unum Group	3.7%
EQT Corporation	3.7%
Oracle Corporation	3.5%
Bio-Rad Laboratories Inc., Class A	3.4%

34	NUVEEN

Nuveen NWQ Large-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	96.8%
Other Assets Less Liabilities	3.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	15.2%
Banks	14.3%
Insurance	10.7%
Pharmaceuticals	7.1%
Media	7.0%
Software	5.1%
Industrial Conglomerates	4.0%
Consumer Finance	4.0%
Automobiles	3.0%
Capital Markets	2.3%
Machinery	2.2%
IT Services	2.1%
Other	19.8%
Other Assets Less Liabilities	3.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Unum Group	4.4%
Citigroup Inc.	4.3%
EQT Corporation	4.3%
Oracle Corporation	4.1%
AON PLC	3.8%

NUVEEN	35

Holding Summaries as of June 30, 2016 (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	94.4%
Repurchase Agreements	5.7%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Household Durables	9.4%
Banks	8.9%
Food Products	8.7%
Real Estate Investment Trust	6.9%
Semiconductors & Semiconductor Equipment	6.7%
Communications Equipment	4.8%
Paper & Forest Products	4.7%
Gas Utilities	4.4%
Electronic Equipment, Instruments & Components	4.3%
Life Sciences Tools & Services	4.0%
Insurance	3.9%
Electrical Equipment	3.4%
Personal Products	3.3%
Specialty Retail	3.0%
Other	18.0%
Repurchase Agreements	5.7%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Coherent Inc.	4.3%
Treehouse Foods Inc.	3.7%
Mitel Networks Corporation	3.7%
Bio-Rad Laboratories Inc.	3.6%
Brandywine Realty Trust	3.5%

36	NUVEEN

Nuveen NWQ Small-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	94.9%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	2.8%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	12.7%
Food Products	8.8%
Semiconductors & Semiconductor Equipment	8.2%
Electronic Equipment, Instruments & Components	8.1%
Real Estate Investment Trust	7.1%
Household Durables	6.8%
Paper & Forest Products	5.9%
Communications Equipment	3.5%
Health Care Equipment & Supplies	3.1%
Auto Components	3.1%
Gas Utilities	2.9%
Electrical Equipment	2.7%
Real Estate Management & Development	2.6%
Other	19.4%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	2.8%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Coherent Inc.	4.3%
Treehouse Foods Inc.	3.8%
Brandywine Realty Trust	3.6%
Mitel Networks Corporation	3.5%
Ramco-Gershenson Properties Trust	3.5%

NUVEEN	37

Holding Summaries as of June 30, 2016 (continued)

Nuveen Tradewinds Value Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	96.6%
Repurchase Agreements	5.8%
Other Assets Less Liabilities	(2.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	8.4%
Pharmaceuticals	7.6%
Insurance	7.6%
Oil, Gas & Consumable Fuels	6.9%
Food Products	6.7%
Media	5.7%
Diversified Telecommunication Services	5.2%
Chemicals	5.1%
Electric Utilities	4.1%
Industrial Conglomerates	3.6%
Road & Rail	3.4%
Auto Components	3.3%
Software	3.2%
Consumer Finance	3.1%
Biotechnology	2.9%
Other	19.8%
Repurchase Agreements	5.8%
Other Assets Less Liabilities	(2.4)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Citigroup Inc.	3.9%
BP PLC	3.7%
General Electric Company	3.6%
CSX Corporation	3.4%
Goodyear Tire & Rubber Company	3.4%

38	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2016.

The beginning of the period is January 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Global All-Cap Fund

(formerly Nuveen NWQ Global Equity Fund)

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$952.80	$949.60	$953.80
Expenses Incurred During Period	$5.83	$9.45	$4.61
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.90	$1,015.17	$1,020.14
Expenses Incurred During Period	$6.02	$9.77	$4.77

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95% and 0.95% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

NUVEEN	39

Expense Examples (continued)

Nuveen NWQ Global Equity Income Fund

	Share Class
	Class A	Class C	Class R3*	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$979.50	$976.20	$978.70	$980.70
Expenses Incurred During Period	$5.86	$9.58	$7.13	$4.63
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.95	$1,015.17	$1,017.65	$1,020.19
Expenses Incurred During Period	$5.97	$9.77	$7.27	$4.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.19%, 1.95%, 1.45% and 0.94% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

*	Effective July 8, 2016 (subsequent to the close of this reporting period), Class R3 became available to the public.

Nuveen NWQ Multi-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,014.40	$1,010.80	$1,013.30	$1,015.70
Expenses Incurred During Period	$6.71	$10.45	$7.96	$5.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.20	$1,014.47	$1,016.96	$1,019.44
Expenses Incurred During Period	$6.72	$10.47	$7.97	$5.47

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09%, 1.59% and 1.09% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen NWQ Large-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.10	$1,001.50	$1,002.80	$1,006.90
Expenses Incurred During Period	$5.93	$9.65	$7.17	$4.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.95	$1,015.22	$1,017.70	$1,020.19
Expenses Incurred During Period	$5.97	$9.72	$7.22	$4.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.19%, 1.94%, 1.44% and 0.94% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

40	NUVEEN

Nuveen NWQ Small/Mid-Cap Value Fund*

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.70	$1,014.90	$1,017.30	$1,019.60
Expenses Incurred During Period	$6.58	$10.32	$7.82	$5.32
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.35	$1,014.62	$1,017.11	$1,019.59
Expenses Incurred During Period	$6.57	$10.32	$7.82	$5.32

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56% and 1.06% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

*	Class R6 Shares commenced operations at the close of business on June 30, 2016, and therefore had no allocation of expenses during the period.

Nuveen NWQ Small-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.40	$1,012.80	$1,015.40	$1,018.40	$1,017.80
Expenses Incurred During Period	$6.92	$10.66	$8.17	$4.87	$5.67
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.00	$1,014.27	$1,016.76	$1,020.04	$1,019.24
Expenses Incurred During Period	$6.92	$10.67	$8.17	$4.87	$5.67

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.13%, 1.63%, 0.97% and 1.13% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Tradewinds Value Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,030.70	$1,026.80	$1,029.60	$1,032.30
Expenses Incurred During Period	$6.31	$10.08	$7.57	$5.05
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.65	$1,014.92	$1,017.40	$1,019.89
Expenses Incurred During Period	$6.27	$10.02	$7.52	$5.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.25%, 2.00%, 1.50% and 1.00% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

NUVEEN	41

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Global All-Cap Fund (formerly known as Nuveen NWQ Global Equity Fund), Nuveen NWQ Global Equity Income Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund and Nuveen Tradewinds Value Opportunities Fund (each a series of Nuveen Investment Trust, hereinafter referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

August 26, 2016

42	NUVEEN

Nuveen NWQ Global All-Cap Fund

(formerly Nuveen NWQ Global Equity Fund)

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.1%

	COMMON STOCKS – 97.1%

	Auto Components – 2.4%

7,790	GKN PLC, (2)	$28,164

	Automobiles – 1.6%

325	Daimler AG, (2)	19,447

	Banks – 7.9%

7,115	Barclays PLC, (2)	13,233

845	CIT Group Inc.	26,964

645	Citigroup Inc.	27,342

2,620	ING Groep N.V., Ordinary Shares, (2)	27,106
	Total Banks	94,645

	Beverages – 2.0%

3,015	Britvic PLC, (2)	23,593

	Capital Markets – 1.3%

1,200	UBS AG	15,552

	Chemicals – 6.8%

100	LG Chem Limited, (2)	22,837

1,230	Nissan Chemical Industries Limited, (2)	35,888

344	Nitto Denko Corporation, (2)	21,821
	Total Chemicals	80,546

	Communications Equipment – 1.6%

2,530	Ericsson LM, Class B Shares, (2)	19,437

	Containers & Packaging – 1.8%

4,130	DS Smith PLC, (2)	21,367

	Diversified Telecommunication Services – 3.7%

705	Nippon Telegraph and Telephone Corporation, ADR, (2)	33,061

800	Telefonica Brasil SA	10,958
	Total Diversified Telecommunication Services	44,019

	Electric Utilities – 1.6%

6,085	EDP – Energias de Portugal, S.A., (2)	18,630

	Electronic Equipment, Instruments & Components – 4.7%

430	Coherent Inc., (3)	39,465

920	VeriFone Holdings Inc., (3)	17,057
	Total Electronic Equipment, Instruments & Components	56,522

NUVEEN	43

Nuveen NWQ Global All-Cap Fund (continued)

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Value

	Food & Staples Retailing – 4.9%

805	Carrefour SA, (2)	$19,799

185	CVS Health Corporation	17,712

685	Metro AG, (2)	21,068
	Total Food & Staples Retailing	58,579

	Food Products – 6.2%

485	Aryzta AG, (2)	17,924

3,340	Orkla ASA, (2)	29,704

250	Treehouse Foods Inc., (3)	25,663
	Total Food Products	73,291

	Household Durables – 4.4%

1,365	Sekisui House, Ltd., (2)	23,904

1,930	Taylor Morrison, Class A, (3)	28,641
	Total Household Durables	52,545

	Industrial Conglomerates – 2.3%

270	Siemens AG, Sponsored ADR, (2)	27,708

	Insurance – 5.8%

260	AON PLC	28,400

165	Swiss Re AG, (2)	14,411

835	Unum Group	26,545
	Total Insurance	69,356

	Life Sciences Tools & Services – 2.9%

245	Bio-Rad Laboratories Inc., Class A, (3)	35,040

	Machinery – 2.5%

392	Duerr AG, (2)	29,765

	Media – 3.4%

285	Time Warner Inc.	20,959

470	Viacom Inc., Class B	19,491
	Total Media	40,450

	Multiline Retail – 3.4%

480	Nordstrom, Inc.	18,264

325	Target Corporation	22,692
	Total Multiline Retail	40,956

	Oil, Gas & Consumable Fuels – 3.3%

1,050	Cheniere Energy Inc., (3)	39,428

	Pharmaceuticals – 11.6%

1,060	Almirall SA, (2)	15,937

1,020	GlaxoSmithKline PLC, (2)	21,904

655	Impax Laboratories Inc., (3)	18,877

44	NUVEEN

Shares	Description (1)	Value

	Pharmaceuticals (continued)

610	Otsuka Holdings Company KK, (2)	$28,111

86	Roche Holdings AG, Sponsored ADR, (2)	22,694

608	Teva Pharmaceutical Industries Limited, Sponsored ADR, (2)	30,771
	Total Pharmaceuticals	138,294

	Semiconductors & Semiconductor Equipment – 6.4%

1,305	Infineon Technologies AG, (2)	18,892

880	Microsemi Corporation, (3)	28,758

1,425	Teradyne Inc.	28,058
	Total Semiconductors & Semiconductor Equipment	75,708

	Software – 2.4%

685	Oracle Corporation	28,037

	Tobacco – 2.2%

474	Imperial Brands PLC, (2)	25,706
	Total Long-Term Investments (cost $1,160,431)	1,156,785
	Other Assets Less Liabilities – 2.9%	34,685
	Net Assets – 100%	$1,191,470

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

NUVEEN	45

Nuveen NWQ Global Equity Income Fund

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.2%

	COMMON STOCKS – 87.9%

	Air Freight & Logistics – 4.0%

44,000	Deutsche Post AG, (2)	$1,239,590

7,700	United Parcel Service, Inc., Class B	829,444
	Total Air Freight & Logistics	2,069,034

	Airlines – 0.6%

5,700	Copa Holdings SA, Class A	297,882

	Automobiles – 1.2%

10,500	Daimler AG, (2)	628,302

	Banks – 8.4%

21,100	CIT Group Inc.	673,301

27,800	Citigroup Inc.	1,178,442

95,300	ING Groep N.V., Ordinary Shares, (2)	985,964

13,300	JPMorgan Chase & Co.	826,462

15,000	Wells Fargo & Company, (3)	709,950
	Total Banks	4,374,119

	Biotechnology – 1.8%

14,700	AbbVie Inc.	910,077

	Capital Markets – 2.5%

52,200	Ares Capital Corporation	741,240

43,800	UBS Group AG, (2)	568,331
	Total Capital Markets	1,309,571

	Chemicals – 2.1%

7,100	Agrium Inc.	642,377

51,900	CVR Partners LP	424,023
	Total Chemicals	1,066,400

	Communications Equipment – 2.4%

24,500	Cisco Systems, Inc.	702,905

69,300	Ericsson LM, Class B Shares, (2)	532,401
	Total Communications Equipment	1,235,306

	Diversified Financial Services – 3.5%

93,000	Challenger Limited, (2)	607,590

14,900	Deutsche Boerse AG, (2)	1,224,105
	Total Diversified Financial Services	1,831,695

	Diversified Telecommunication Services – 4.9%

42,000	Nippon Telegraph and Telephone Corporation, ADR, (2)	1,969,585

46	NUVEEN

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

41,000	Telefonica Brasil SA	$561,591
	Total Diversified Telecommunication Services	2,531,176

	Electric Utilities – 1.4%

234,700	EDP – Energias de Portugal, S.A., (2)	718,550

	Electrical Equipment – 1.0%

8,500	Eaton PLC, (3)	507,705

	Food & Staples Retailing – 1.7%

9,000	CVS Health Corporation	861,660

	Food Products – 2.2%

130,000	Orkla ASA, (2)	1,156,162

	Hotels, Restaurants & Leisure – 0.8%

6,900	Cedar Fair LP	398,958

	Household Durables – 1.0%

30,050	Sekisui House, Ltd., (2)	526,238

	Industrial Conglomerates – 3.3%

17,100	General Electric Company	538,308

31,000	Koninklijke Philips Electronics NV, (2)	769,924

3,900	Siemens AG, Sponsored ADR, (2)	400,222
	Total Industrial Conglomerates	1,708,454

	Insurance – 9.0%

6,200	Allianz AG ORD Shares, (2)	884,476

104,000	CGNU PLC, (2)	548,214

172,400	Legal & General Group PLC, (2)	441,360

14,500	Swiss Re AG, (2)	1,266,436

48,500	Unum Group	1,541,815
	Total Insurance	4,682,301

	Media – 7.8%

31,400	Interpublic Group of Companies, Inc.	725,340

28,400	National CineMedia, Inc.	439,632

9,800	ProSiebenSat.1 Media AG, (2)	428,672

7,800	RTL Group SA, (2)	639,956

13,000	Time Warner Inc.	956,020

20,000	Viacom Inc., Class B	829,400
	Total Media	4,019,020

	Multiline Retail – 1.7%

12,700	Target Corporation	886,714

	Multi-Utilities – 2.5%

60,800	Veolia Environment S.A., ADR, (2)	1,312,952

NUVEEN	47

Nuveen NWQ Global Equity Income Fund (continued)

Portfolio of Investments	June 30, 2016

Shares	Description (1)				Value

	Oil, Gas & Consumable Fuels – 2.6%

6,500	Phillips 66				$515,710

14,200	Suncor Energy, Inc.				393,766

8,700	Total SA, (2)				417,217
	Total Oil, Gas & Consumable Fuels				1,326,693

	Pharmaceuticals – 8.1%

41,800	AstraZeneca PLC, Sponsored ADR				1,261,942

92,200	GlaxoSmithKline PLC, (2)				1,979,994

3,700	Roche Holdings AG, Sponsored ADR, (2)				976,355
	Total Pharmaceuticals				4,218,291

	Real Estate Investment Trust – 2.5%

9,300	Apartment Investment & Management Company, Class A				410,688

29,500	Paramount Group Inc.				470,230

24,900	PennyMac Mortgage Investment Trust				404,127
	Total Real Estate Investment Trust				1,285,045

	Semiconductors & Semiconductor Equipment – 1.2%

44,700	Infineon Technologies AG, (2)				647,095

	Software – 6.0%

21,300	Microsoft Corporation				1,089,921

49,300	Oracle Corporation				2,017,850
	Total Software				3,107,771

	Technology Hardware, Storage & Peripherals – 0.5%

11,300	Seagate Technology				275,268

	Tobacco – 3.2%

30,400	Imperial Brands PLC, (2)				1,648,674
	Total Common Stocks (cost $45,553,245)				45,541,113

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 5.6%

	Diversified Telecommunication Services – 1.4%

7,748	Frontier Communications Corporation	11.125%		N/R	$734,665

	Pharmaceuticals – 4.2%

2,575	Teva Pharmaceutical Industries Limited, (2)	7.000%		N/R	2,148,838
	Total Convertible Preferred Securities (cost $3,128,187)				2,883,503

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 1.0%

	Banks – 1.0%

$505	Bank of America Corporation	6.300%	12/29/49	BB+	$534,669
$505	Total Corporate Bonds (cost $511,612)				534,669

48	NUVEEN

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.6%

	Insurance – 1.0%

21,000	National General Holding Company	7.625%		N/R	$531,300

	Wireless Telecommunication Services – 0.6%

12,000	United States Cellular Corporation	7.250%		Ba1	317,400
	Total $25 Par (or similar) Retail Preferred (cost $811,374)				848,700

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 2.1%

	Banks – 1.0%

$550	Citigroup Inc.	5.950%	N/A (5)	BB+	$535,851

	Food Products – 1.1%

30	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	30,675

524	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	535,790
554	Total Food Products				566,465
$1,104	Total $1,000 Par (or similar) Institutional Preferred (cost $1,090,946)				1,102,316
	Total Long-Term Investments (cost $51,095,364)				50,910,301
	Other Assets Less Liabilities – 1.8% (6)				918,148
	Net Assets – 100%				$51,828,449

Investments in Derivatives as of June 30, 2016

Options Written

Option Type	Number of Contracts	Description	Notional Amount (7)	Expiration Date	Strike Price	Value
Call	(88)	Interpublic Group of Companies, Inc.	$(220,000)	7/15/16	$25.0	$(1,320)
Call	(165)	National CineMedia, Inc.	(288,750)	12/16/16	17.5	(5,775)
	(253)	Total Options Written (premiums received $7,272)	$(508,750)			$(7,095)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	For financial reporting purposes, the ratings (not covered by the report of independent registered public accounting firm) disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

NUVEEN	49

Nuveen NWQ Multi-Cap Value Fund

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 99.5%

	Airlines – 1.0%

2,100	Copa Holdings SA, Class A	$109,746

21,200	Southwest Airlines Co.	831,252
	Total Airlines	940,998

	Automobiles – 3.5%

40,400	Ford Motor Company	507,828

100,000	General Motors Company	2,830,000
	Total Automobiles	3,337,828

	Banks – 11.2%

79,500	Bank of America Corporation	1,054,965

98,400	CIT Group Inc.	3,139,944

88,000	Citigroup Inc.	3,730,319

46,500	JPMorgan Chase & Co.	2,889,510
	Total Banks	10,814,738

	Beverages – 1.0%

62,400	Britvic PLC, (2)	993,633

	Capital Markets – 2.0%

129,108	FBR Capital Markets Corporation	1,927,582

	Communications Equipment – 3.6%

68,800	Arris International PLC, (3)	1,442,048

320,300	Mitel Networks Corporation, (3)	2,014,687
	Total Communications Equipment	3,456,735

	Consumer Finance – 3.0%

53,400	Discover Financial Services	2,861,706

	Electric Utilities – 0.8%

10,000	Edison International	776,700

	Electronic Equipment, Instruments & Components – 5.6%

35,500	Coherent Inc., (3)	3,258,190

114,300	VeriFone Holdings Inc., (3)	2,119,122
	Total Electronic Equipment, Instruments & Components	5,377,312

	Food & Staples Retailing – 2.1%

190,000	Metro AG, ADR, (2)	1,159,000

12,000	Wal-Mart Stores, Inc.	876,240
	Total Food & Staples Retailing	2,035,240

50	NUVEEN

Shares	Description (1)	Value

	Food Products – 3.6%

76,500	Aryzta AG, ADR	$1,413,720

110,400	Orkla ASA, Sponsored ADR	978,144

11,000	Treehouse Foods Inc., (3)	1,129,150
	Total Food Products	3,521,014

	Health Care Providers & Services – 2.0%

15,500	CIGNA Corporation	1,983,845

	Industrial Conglomerates – 1.9%

74,400	Philips Electronics	1,855,536

	Insurance – 9.3%

29,900	AON PLC	3,265,977

6,400	Axis Capital Holdings Limited	352,000

18,537	Reinsurance Group of America Inc.	1,797,904

113,900	Unum Group	3,620,881
	Total Insurance	9,036,762

	IT Services – 1.7%

43,900	PayPal Holdings, Inc., (3)	1,602,789

	Life Sciences Tools & Services – 3.4%

23,075	Bio-Rad Laboratories Inc., Class A, (3)	3,300,187

	Machinery – 3.0%

29,500	Ingersoll Rand Company Limited	1,878,560

49,800	Terex Corporation	1,011,438
	Total Machinery	2,889,998

	Media – 4.9%

75,200	Interpublic Group of Companies, Inc.	1,737,120

72,200	Viacom Inc., Class B	2,994,134
	Total Media	4,731,254

	Oil, Gas & Consumable Fuels – 14.6%

18,300	Apache Corporation	1,018,761

61,500	Cheniere Energy Inc., (3)	2,309,325

46,671	EQT Corporation	3,613,736

29,400	Hess Corporation	1,766,940

34,000	Occidental Petroleum Corporation	2,569,040

15,000	Phillips 66	1,190,100

61,100	Suncor Energy, Inc.	1,694,303
	Total Oil, Gas & Consumable Fuels	14,162,205

	Pharmaceuticals – 7.6%

37,800	GlaxoSmithKline PLC	1,638,252

30,900	Impax Laboratories Inc., (3)	890,538

NUVEEN	51

Nuveen NWQ Multi-Cap Value Fund (continued)

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Value

	Pharmaceuticals (continued)

41,700	Pfizer Inc.	$1,468,257

69,230	Sagent Pharmaceuticals Inc., (3)	1,037,065

46,750	Teva Pharmaceutical Industries Limited, Sponsored ADR	2,348,253
	Total Pharmaceuticals	7,382,365

	Real Estate Investment Trust – 7.9%

136,500	Brandywine Realty Trust	2,293,200

76,000	Paramount Group Inc.	1,211,440

75,700	PennyMac Mortgage Investment Trust	1,228,611

88,000	Redwood Trust Inc.	1,215,280

24,700	Target Corporation	1,724,554
	Total Real Estate Investment Trust	7,673,085

	Semiconductors & Semiconductor Equipment – 2.3%

113,400	Teradyne Inc.	2,232,846

	Software – 3.5%

83,000	Oracle Corporation	3,397,190
	Total Long-Term Investments (cost $86,593,177)	96,291,548
	Other Assets Less Liabilities – 0.5%	510,572
	Net Assets – 100%	$96,802,120

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

52	NUVEEN

Nuveen NWQ Large-Cap Value Fund

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.8%

	COMMON STOCKS – 96.8%

	Aerospace & Defense – 1.8%

14,830	Raytheon Company	$2,016,139

	Airlines – 1.5%

13,495	Copa Holdings SA, Class A	705,249

24,300	Southwest Airlines Co.	952,803
	Total Airlines	1,658,052

	Automobiles – 3.0%

117,500	General Motors Company	3,325,250

	Banks – 14.3%

104,500	CIT Group Inc.	3,334,595

110,720	Citigroup Inc.	4,693,421

57,720	JPMorgan Chase & Co.	3,586,721

11,300	PNC Financial Services Group, Inc.	919,707

66,900	Wells Fargo & Company	3,166,377
	Total Banks	15,700,821

	Biotechnology – 1.1%

20,000	AbbVie Inc.	1,238,200

	Capital Markets – 2.3%

27,700	State Street Corporation	1,493,584

81,200	UBS Group AG	1,052,352
	Total Capital Markets	2,545,936

	Chemicals – 1.3%

15,400	Agrium Inc.	1,392,468

	Communications Equipment – 1.7%

59,500	Cisco Systems, Inc.	1,707,055

25,100	Ericsson	192,768
	Total Communications Equipment	1,899,823

	Consumer Finance – 4.0%

49,900	Discover Financial Services	2,674,141

67,597	Synchrony Financial	1,708,852
	Total Consumer Finance	4,382,993

	Electric Utilities – 0.9%

12,300	Edison International	955,341

	Energy Equipment & Services – 0.2%

19,840	Ensco PLC	192,646

NUVEEN	53

Nuveen NWQ Large-Cap Value Fund (continued)

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Value

	Food & Staples Retailing – 1.7%

19,500	CVS Health Corporation	$1,866,930

	Health Care Providers & Services – 1.2%

10,700	CIGNA Corporation	1,369,493

	Industrial Conglomerates – 4.0%

69,330	General Electric Company	2,182,508

21,500	Siemens AG, Sponsored ADR, (2)	2,205,685
	Total Industrial Conglomerates	4,388,193

	Insurance – 10.7%

38,000	AON PLC	4,150,740

7,190	Axis Capital Holdings Limited	395,450

58,680	MetLife, Inc.	2,337,224

152,000	Unum Group	4,832,081
	Total Insurance	11,715,495

	Internet Software & Services – 1.8%

2,780	Alphabet Inc., Class A, (3)	1,955,813

	IT Services – 2.1%

62,000	PayPal Holdings, Inc., (3)	2,263,620

	Life Sciences Tools & Services – 0.5%

4,000	Bio-Rad Laboratories Inc., Class A, (3)	572,080

	Machinery – 2.2%

37,770	Ingersoll Rand Company Limited	2,405,194

	Media – 7.0%

78,630	Interpublic Group of Companies, Inc.	1,816,353

30,700	Time Warner Inc.	2,257,678

86,800	Viacom Inc., Class B	3,599,596
	Total Media	7,673,627

	Multiline Retail – 1.8%

28,300	Target Corporation	1,975,906

	Oil, Gas & Consumable Fuels – 15.2%

22,700	Apache Corporation	1,263,709

68,800	Cheniere Energy Inc., (3)	2,583,440

60,426	EQT Corporation	4,678,785

22,000	Hess Corporation	1,322,200

41,905	Occidental Petroleum Corporation	3,166,342

22,500	Phillips 66	1,785,150

67,000	Suncor Energy, Inc.	1,857,910
	Total Oil, Gas & Consumable Fuels	16,657,536

54	NUVEEN

Shares	Description (1)	Value

	Pharmaceuticals – 7.1%

50,200	GlaxoSmithKline PLC	$2,175,668

81,000	Pfizer Inc.	2,852,010

54,600	Teva Pharmaceutical Industries Limited, Sponsored ADR	2,742,558
	Total Pharmaceuticals	7,770,236

	Road & Rail – 1.6%

20,500	Union Pacific Corporation	1,788,625

	Semiconductors & Semiconductor Equipment – 1.9%

106,800	Teradyne Inc.	2,102,892

	Software – 5.1%

21,000	Microsoft Corporation	1,074,570

111,000	Oracle Corporation	4,543,230
	Total Software	5,617,800

	Tobacco – 0.8%

8,820	Philip Morris International	897,170
	Total Long-Term Investments (cost $76,932,037)	106,328,279
	Other Assets Less Liabilities – 3.2%	3,539,202
	Net Assets – 100%	$109,867,481

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

NUVEEN	55

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 94.4%

	COMMON STOCKS – 94.4%

	Aerospace & Defense – 1.6%

9,952	Orbital ATK, Inc.	$847,313

	Banks – 8.9%

28,790	Ameris Bancorp.	855,063

30,975	Capital Bank Financial Corporation, Class A Shares	892,080

37,700	Heritage Financial Corporation	662,766

20,590	Pacwest Bancorp.	819,070

11,685	Privatebancorp, Inc.	514,491

31,135	Western Alliance Bancorporation, (2)	1,016,558
	Total Banks	4,760,028

	Communications Equipment – 4.8%

16,025	Arris International PLC, (2)	335,884

9,572	Lumentum Holdings Inc., (2)	231,642

315,735	Mitel Networks Corporation, (2)	1,985,973
	Total Communications Equipment	2,553,499

	Containers & Packaging – 0.9%

6,790	Avery Dennison Corporation	507,553

	Electrical Equipment – 3.4%

30,835	EnerSys	1,833,757

	Electronic Equipment, Instruments & Components – 4.3%

24,945	Coherent Inc., (2)	2,289,452

	Food Products – 8.7%

44,150	Aryzta AG	815,892

24,905	John B Sanfillippo & Son, Inc.	1,061,700

91,920	Orkla ASA	814,411

19,465	Treehouse Foods Inc., (2)	1,998,082
	Total Food Products	4,690,085

	Gas Utilities – 4.4%

11,375	Atmos Energy Corporation	925,015

20,250	Spire, Inc.	1,434,510
	Total Gas Utilities	2,359,525

	Household Durables – 9.4%

47,792	La Z Boy Inc.	1,329,573

89,150	Taylor Morrison, (2)	1,322,986

110,965	Tri Pointe Homes, Incorporated, (2)	1,311,606

56	NUVEEN

Shares	Description (1)	Value

	Household Durables (continued)

15,375	Universal Electronics Inc., (2)	$1,111,305
	Total Household Durables	5,075,470

	Insurance – 3.9%

25,155	Axis Capital Holdings Limited	1,383,525

7,280	Reinsurance Group of America Inc.	706,087
	Total Insurance	2,089,612

	IT Services – 1.5%

11,265	Euronet Worldwide, Inc., (2)	779,425

	Life Sciences Tools & Services – 4.0%

13,475	Bio-Rad Laboratories Inc., (2)	1,927,195

9,015	Bruker Biosciences Corporation	205,001
	Total Life Sciences Tools & Services	2,132,196

	Machinery – 1.3%

17,340	Albany International Corporation, Class A	692,386

	Metals & Mining – 2.6%

57,300	Materion Corporation	1,418,748

	Multiline Retail – 2.6%

68,755	Freds Inc.	1,107,643

7,040	Nordstrom, Inc.	267,872
	Total Multiline Retail	1,375,515

	Multi-Utilities – 1.8%

36,165	NiSource Inc.	959,096

	Paper & Forest Products – 4.7%

37,155	Boise Cascade Company, (2)	852,707

7,195	Deltic Timber Corporation	483,000

25,325	Glatfelter	495,357

40,560	Louisiana-Pacific Corporation, (2)	703,716
	Total Paper & Forest Products	2,534,780

	Personal Products – 3.3%

69,390	Elizabeth Arden, Inc., (2)	954,806

28,918	Inter Parfums, Inc.	826,187
	Total Personal Products	1,780,993

	Professional Services – 2.0%

26,410	ICF International, Inc., (2)	1,080,169

	Real Estate Investment Trust – 6.9%

111,885	Brandywine Realty Trust	1,879,668

92,130	Ramco-Gershenson Properties Trust	1,806,669
	Total Real Estate Investment Trust	3,686,337

NUVEEN	57

Nuveen NWQ Small/Mid-Cap Value Fund (continued)

Portfolio of Investments	June 30, 2016

Shares	Description (1)			Value

	Real Estate Management & Development – 2.7%

123,175	Forestar Real Estate Group Inc., (2)			$1,464,551

	Road & Rail – 1.0%

28,315	Marten Transport, Ltd.			560,637

	Semiconductors & Semiconductor Equipment – 6.7%

331,815	Lattice Semiconductor Corporation, (2)			1,775,210

92,900	Teradyne Inc.			1,829,201
	Total Semiconductors & Semiconductor Equipment			3,604,411

	Specialty Retail – 3.0%

89,700	Haverty Furniture Companies Inc.			1,617,294
	Total Long-Term Investments (cost $45,652,688)			50,692,832

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.7%

	REPURCHASE AGREEMENTS – 5.7%

$3,070	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $3,069,783, collateralized by $2,875,000 U.S. Treasury Notes, 2.500%, due 8/15/23, value $3,133,750	0.030%	7/01/16	$3,069,780
	Total Short-Term Investments (cost $3,069,780)			3,069,780
	Total Investments (cost $48,722,468) – 100.1%			53,762,612
	Other Assets Less Liabilities – (0.1)%			(37,484)
	Net Assets – 100%			$53,725,128

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

58	NUVEEN

Nuveen NWQ Small-Cap Value Fund

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 94.9%

	COMMON STOCKS – 94.9%

	Aerospace & Defense – 1.6%

109,077	Orbital ATK, Inc.	$9,286,816

	Auto Components – 3.1%

1,231,962	Stoneridge Inc., (2)	18,405,512

	Banks – 12.7%

315,450	Ameris Bancorp.	9,368,865

484,110	Capital Bank Financial Corporation, Class A Shares	13,942,368

502,805	Heritage Financial Corporation	8,839,312

349,715	Pacwest Bancorp.	13,911,663

269,525	Privatebancorp, Inc.	11,867,186

22,276	Tristate Capital Holdings Inc., (2)	305,849

547,440	Western Alliance Bancorporation, (2)	17,873,916
	Total Banks	76,109,159

	Beverages – 1.4%

528,165	Britvic PLC, (3)	8,410,288

	Communications Equipment – 3.5%

3,328,075	Mitel Networks Corporation, (2)	20,933,592

	Electric Utilities – 2.1%

359,365	PNM Resources Inc.	12,735,896

	Electrical Equipment – 2.7%

268,970	EnerSys	15,995,646

	Electronic Equipment, Instruments & Components – 8.1%

282,565	Coherent Inc., (2)	25,933,816

381,240	Kimball Electronics Inc., (2)	4,746,438

1,170,128	Novanta, Inc., (2)	17,727,439
	Total Electronic Equipment, Instruments & Components	48,407,693

	Food Products – 8.8%

334,715	Aryzta AG	6,185,533

261,950	John B Sanfillippo & Son, Inc.	11,166,929

1,202,877	Landec Corporation, (2)	12,942,957

219,675	Treehouse Foods Inc., (2)	22,549,639
	Total Food Products	52,845,058

	Gas Utilities – 2.9%

242,860	Spire, Inc.	17,204,202

NUVEEN	59

Nuveen NWQ Small-Cap Value Fund (continued)

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 3.1%

232,465	Analogic Corporation	$18,467,020

	Household Durables – 6.8%

656,849	Hooker Furniture Corporation	14,115,685

933,300	Taylor Morrison, (2)	13,850,172

1,087,575	Tri Pointe Group, Incorporated, (2)	12,855,137
	Total Household Durables	40,820,994

	IT Services – 1.0%

90,666	Euronet Worldwide, Inc., (2)	6,273,181

	Machinery – 1.3%

196,310	Albany International Corporation, Class A	7,838,658

	Metals & Mining – 1.9%

470,465	Materion Corporation	11,648,713

	Multiline Retail – 2.2%

815,865	Freds Inc.	13,143,585

	Paper & Forest Products – 5.9%

317,695	Boise Cascade Company, (2)	7,291,100

84,545	Deltic Timber Corporation	5,675,506

273,589	Glatfelter	5,351,401

400,745	Louisiana-Pacific Corporation, (2)	6,952,926

136,806	Neenah Paper, Inc.	9,900,650
	Total Paper & Forest Products	35,171,583

	Personal Products – 2.3%

248,797	Elizabeth Arden, Inc., (2)	3,423,447

373,077	Inter Parfums, Inc.	10,658,810
	Total Personal Products	14,082,257

	Pharmaceuticals – 0.9%

378,340	Sagent Pharmaceuticals Inc., (2)	5,667,533

	Professional Services – 1.2%

343,299	GP Strategies Corporation, (2)	7,446,155

	Real Estate Investment Trust – 7.1%

1,278,780	Brandywine Realty Trust	21,483,504

1,061,845	Ramco-Gershenson Properties Trust	20,822,780
	Total Real Estate Investment Trust	42,306,284

	Real Estate Management & Development – 2.6%

1,292,345	Forestar Real Estate Group Inc., (2)	15,365,982

	Road & Rail – 1.1%

324,773	Marten Transport, Ltd.	6,430,505

60	NUVEEN

Shares	Description (1)			Value

	Semiconductors & Semiconductor Equipment – 8.2%

1,222,900	Entegris Inc., (2)			$17,695,363

613,565	Integrated Device Technology, Inc., (2)			12,351,063

3,604,144	Lattice Semiconductor Corporation, (2)			19,282,170
	Total Semiconductors & Semiconductor Equipment			49,328,596

	Specialty Retail – 1.2%

326,890	Select Comfort Corporation, (2)			6,988,908

	Thrifts & Mortgage Finance – 1.2%

375,725	HomeStreet Inc.			7,484,442
	Total Long-Term Investments (cost $513,629,389)			568,798,258

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.3%

	REPURCHASE AGREEMENTS – 2.3%

$14,106	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $14,106,081, collateralized by $13,205,000 U.S. Treasury Notes, 2.500%, due 8/15/23, value $14,393,450	0.030%	7/01/16	$14,106,069
	Total Short-Term Investments (cost $14,106,069)			14,106,069
	Total Investments (cost $527,735,458) – 97.2%			582,904,327
	Other Assets Less Liabilities – 2.8%			16,575,239
	Net Assets – 100%			$599,479,566

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

See accompanying notes to financial statements.

NUVEEN	61

Nuveen Tradewinds Value Opportunities Fund

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.6%

	COMMON STOCKS – 96.6%

	Aerospace & Defense – 1.6%

118,558	Triumph Group Inc.	$4,208,809

	Auto Components – 3.3%

339,884	Goodyear Tire & Rubber Company	8,721,423

	Banks – 8.4%

237,205	CIT Group Inc.	7,569,212

239,344	Citigroup Inc.	10,145,792

203,386	Citizens Financial Group Inc.	4,063,652
	Total Banks	21,778,656

	Biotechnology – 2.9%

90,570	Gilead Sciences, Inc.	7,555,349

	Capital Markets – 2.1%

80,770	Northern Trust Corporation	5,351,820

	Chemicals – 5.1%

91,080	Agrium Inc.	8,235,454

27,575	Arkema, ADR, (2)	2,115,924

38,024	BASF AG, ADR, (2)	2,916,441
	Total Chemicals	13,267,819

	Communications Equipment – 2.5%

228,148	Cisco Systems, Inc.	6,545,566

	Consumer Finance – 3.1%

466,716	Ally Financial Inc., (3)	7,966,842

	Diversified Financial Services – 1.1%

171,011	Leucadia National Corporation	2,963,621

	Diversified Telecommunication Services – 5.2%

293,543	CenturyLink Inc.	8,515,682

90,182	Verizon Communications Inc.	5,035,763
	Total Diversified Telecommunication Services	13,551,445

	Electric Utilities – 4.1%

38,537	Edison International	2,993,169

209,987	Exelon Corporation	7,635,127
	Total Electric Utilities	10,628,296

	Energy Equipment & Services – 2.2%

71,868	Schlumberger Limited	5,683,321

62	NUVEEN

Shares	Description (1)	Value

	Food & Staples Retailing – 1.0%

171,191	WH Group Limited, ADR, (2)	$2,661,164

	Food Products – 6.7%

146,021	Archer-Daniels-Midland Company	6,262,841

141,043	Bunge Limited	8,342,693

40,773	Tyson Foods, Inc., Class A	2,723,229
	Total Food Products	17,328,763

	Health Care Technology – 1.0%

206,688	Allscripts Healthcare Solutions Inc., (3)	2,624,938

	Independent Power & Renewable Electricity Producers – 1.2%

243,487	AES Corporation	3,038,718

	Industrial Conglomerates – 3.6%

298,073	General Electric Company	9,383,338

	Insurance – 7.6%

110,113	Allied World Assurance Holdings	3,869,371

146,859	American International Group, Inc.	7,767,373

73,787	Axis Capital Holdings Limited	4,058,285

61,357	Endurance Specialty Holdings Limited	4,120,736
	Total Insurance	19,815,765

	Internet Software & Services – 1.9%

7,353	Alphabet Inc., Class C Shares, (3)	5,089,011

	Media – 5.7%

120,412	Grupo Televisa S.A.B, ADR	3,135,528

225,485	Interpublic Group of Companies, Inc.	5,208,704

229,275	Publicis Groupe, ADR, (2)	3,863,284

154,087	Time Inc.	2,536,272
	Total Media	14,743,788

	Oil, Gas & Consumable Fuels – 6.9%

271,267	BP PLC, ADR	9,632,691

88,272	Exxon Mobil Corporation	8,274,617
	Total Oil, Gas & Consumable Fuels	17,907,308

	Pharmaceuticals – 7.6%

26,435	Bayer AG, ADR, (2)	2,660,683

132,283	Impax Laboratories Inc., (3)	3,812,396

101,411	Mylan NV, (3)	4,385,012

188,530	Pfizer Inc.	6,638,141

47,157	Teva Pharmaceutical Industries Limited, Sponsored ADR	2,368,696
	Total Pharmaceuticals	19,864,928

NUVEEN	63

Nuveen Tradewinds Value Opportunities Fund (continued)

Portfolio of Investments	June 30, 2016

Shares	Description (1)			Value

	Real Estate Investment Trust – 1.6%

408,911	Lexington Corporate Properties Trust			$4,134,090

	Road & Rail – 3.4%

342,974	CSX Corporation			8,944,762

	Semiconductors & Semiconductor Equipment – 1.9%

351,119	Micron Technology, Inc., (3)			4,831,397

	Software – 3.2%

203,405	Oracle Corporation			8,325,367

	Technology Hardware, Storage & Peripherals – 1.7%

46,716	Apple, Inc.			4,466,050
	Total Long-Term Investments (cost $234,171,938)			251,382,354

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.8%

	REPURCHASE AGREEMENTS – 5.8%

$15,092	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $15,091,751, collateralized by $14,125,000 U.S. Treasury Notes, 2.500%, due 8/15/23, value $15,396,250	0.030%	7/01/16	$15,091,738
	Total Short-Term Investments (cost $15,091,738)			15,091,738
	Total Investments (cost $249,263,676) – 102.4%			266,474,092
	Other Assets Less Liabilities – (2.4)%			(6,141,811)
	Net Assets – 100%			$260,332,281

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

64	NUVEEN

Statement of

Assets and Liabilities	June 30, 2016

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Assets
Long-term investments, at value (cost $1,160,431, $51,095,364, $86,593,177, $76,932,037, $45,652,688, $513,629,389 and $234,171,938, respectively)	$1,156,785	$50,910,301	$96,291,548	$106,328,279	$50,692,832	$568,798,258	$251,382,354
Short-term investments, at value (cost approximates value)	—	—	—	—	3,069,780	14,106,069	15,091,738
Cash denominated in foreign currencies (cost $140, $9,566, $—, $—, $—, $— and $—, respectively)	140	9,479	—	—	—	—	—
Cash	50,301	1,317,912	17,311	—	—	—	—
Receivable for:
Dividends	1,581	57,959	96,739	136,240	49,476	580,704	393,727
Interest	—	24,142	—	—	3	12	13
Investments sold	—	263,785	1,771,989	11,543,110	119,244	16,678,451	10,021
Reclaims	916	32,012	7,834	18,827	—	—	130,785
Reimbursement from Adviser	9,706	—	—	—	—	—	—
Shares sold	—	—	109,852	113,087	147,836	1,863,228	145,766
Other assets	21,165	21,158	67,817	45,271	12,701	44,864	112,972
Total assets	1,240,594	52,636,748	98,363,090	118,184,814	54,091,872	602,071,586	267,267,376
Liabilities
Cash overdraft	—	—	—	654,498	—	—	—
Options written, at value (premiums received $—, $7,272, $—, $—, $—, $— and $—, respectively)	—	7,095	—	—	—	—	—
Payable for:
Dividends	—	719,249	—	—	—	—	—
Investments purchased	—	—	1,077,036	7,095,725	258,217	300,305	4,835,103
Shares redeemed	—	2,809	248,496	379,759	24,912	1,466,189	1,595,334
Accrued expenses:
Custodian fees	26,206	24,032	18,337	15,976	12,346	31,727	40,469
Management fees	—	25,489	68,204	66,468	29,154	445,269	142,191
Professional fees	19,499	13,404	16,591	18,112	14,862	31,008	22,714
Shareholder reporting expenses	3,188	9,730	14,614	17,676	5,305	60,632	40,991
Shareholder servicing agent fees	106	568	32,228	29,107	17,494	197,530	88,809
Trustees fees	8	186	57,226	32,181	256	13,165	90,850
12b-1 distribution and service fees	103	776	28,039	7,406	4,115	43,173	77,981
Other	14	4,961	199	425	83	3,022	653
Total liabilities	49,124	808,299	1,560,970	8,317,333	366,744	2,592,020	6,935,095
Net assets	$1,191,470	$51,828,449	$96,802,120	$109,867,481	$53,725,128	$599,479,566	$260,332,281

See accompanying notes to financial statements.

NUVEEN	65

Statement of Assets and Liabilities (continued)

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Class A Shares
Net assets	$284,598	$1,599,347	$26,863,165	$10,248,563	$9,699,134	$90,656,175	$80,119,795
Shares outstanding	14,985	65,351	1,125,650	1,410,025	349,162	2,155,255	2,651,128
Net asset value (“NAV”) per share	$18.99	$24.47	$23.86	$7.27	$27.78	$42.06	$30.22
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$20.15	$25.96	$25.32	$7.71	$29.47	$44.63	$32.06
Class C Shares
Net assets	$51,648	$381,761	$26,461,930	$6,008,670	$2,724,200	$24,886,228	$72,821,746
Shares outstanding	2,739	15,635	1,176,366	901,956	105,442	640,308	2,500,348
NAV and offering price per share	$18.86	$24.42	$22.49	$6.66	$25.84	$38.87	$29.12
Class R3 Shares(1)
Net assets	$—	$305,706	$206,063	$62,010	$653,145	$7,532,316	$2,267,436
Shares outstanding	—	12,500	8,726	8,606	24,092	180,975	75,012
NAV and offering price per share	$—	$24.46	$23.61	$7.21	$27.11	$41.62	$30.23
Class R6 Shares
Net assets	$—	$—	$—	$—	$25,000	$8,583,823	$—
Shares outstanding	—	—	—	—	891	199,001	—
NAV and offering price per share	$—	$—	$—	$—	$28.05	$43.13	$—
Class I Shares
Net assets	$855,224	$49,541,635	$43,270,962	$93,548,238	$40,623,649	$467,821,024	$105,123,304
Shares outstanding	45,000	2,023,898	1,802,869	12,828,417	1,448,203	10,896,072	3,459,299
NAV and offering price per share	$19.00	$24.48	$24.00	$7.29	$28.05	$42.93	$30.39
Net assets consist of:
Capital paid-in	$1,290,688	$52,058,492	$290,277,673	$74,876,429	$68,198,311	$547,410,072	$226,773,937
Undistributed (Over-distribution of) net investment income	11,587	51,369	638,210	925,599	—	(822,483)	3,356,973
Accumulated net realized gain (loss)	(107,159)	(95,013)	(203,812,134)	4,669,211	(19,513,327)	(2,276,892)	12,990,955
Net unrealized appreciation (depreciation)	(3,646)	(186,399)	9,698,371	29,396,242	5,040,144	55,168,869	17,210,416
Net assets	$1,191,470	$51,828,449	$96,802,120	$109,867,481	$53,725,128	$599,479,566	$260,332,281
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

(1)	Effective July 8, 2016, subsequent to the reporting period, Class R3 Shares of NWQ Global Equity Income became available to the public.

See accompanying notes to financial statements.

66	NUVEEN

Statement of

Operations	Year Ended June 30, 2016

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Investment Income (net of foreign tax withheld of $2,718, $99,826, $63,879, $73,525, $9,914, $— and $95,988 respectively)	$28,355	$1,103,435	$2,205,573	$3,312,753	$534,894	$5,319,354	$7,868,835
Expenses
Management fees	11,180	149,116	829,308	1,010,398	377,936	5,118,217	2,278,271
12b-1 service fees – Class A Shares	489	3,357	73,045	32,778	16,173	251,401	227,433
12b-1 distribution and service fees – Class C Shares	561	3,874	298,705	70,477	27,633	262,223	811,291
12b-1 distribution and service fees – Class R3 Shares(1)	—	1,583	930	308	2,544	36,415	12,692
Shareholder servicing agent fees	622	1,860	144,573	139,501	71,873	922,618	420,388
Custodian fees	59,553	65,543	43,295	40,132	33,046	84,426	29,248
Trustees fees	51	447	2,724	3,723	1,310	15,433	7,810
Professional fees	26,332	20,005	25,842	31,524	20,579	69,293	50,212
Shareholder reporting expenses	4,585	18,615	25,268	22,195	12,335	124,241	67,088
Federal and state registration fees	38,783	43,769	51,928	63,258	53,577	100,633	58,115
Other	5,668	6,195	11,170	15,861	8,378	33,991	22,804
Total expenses before fee waiver/expense reimbursement	147,824	314,364	1,506,788	1,430,155	625,384	7,018,891	3,985,352
Fee waiver/expense reimbursement	(133,498)	(127,998)	(252)	—	(52,647)	—	(10,377)
Net expenses	14,326	186,366	1,506,536	1,430,155	572,737	7,018,891	3,974,975
Net investment income (loss)	14,029	917,069	699,037	1,882,598	(37,843)	(1,699,537)	3,893,860
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(107,310)	(142,692)	4,209,394	12,644,420	856,283	557,512	20,030,636
Options written	—	10,282	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(59,468)	(457,675)	(13,030,802)	(24,637,206)	(2,414,632)	(26,291,317)	(21,087,552)
Options written	—	151	—	—	—	—	—
Net realized and unrealized gain (loss)	(166,778)	(589,934)	(8,821,408)	(11,992,786)	(1,558,349)	(25,733,805)	(1,056,916)
Net increase (decrease) in net assets from operations	$(152,749)	$327,135	$(8,122,371)	$(10,110,188)	$(1,596,192)	$(27,433,342)	$2,836,944

(1)	Effective July 8, 2016, subsequent to the reporting period, Class R3 Shares of NWQ Global Equity Income became available to the public.

See accompanying notes to financial statements.

NUVEEN	67

Statement of

Changes in Net Assets

	NWQ Global All-Cap		NWQ Global Equity Income
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
Operations
Net investment income (loss)	$14,029	$9,792	$917,069	$44,116
Net realized gain (loss) from:
Investments and foreign currency	(107,310)	11,654	(142,692)	43,756
Options written	—	—	10,282	3,830
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(59,468)	25,319	(457,675)	(70,397)
Options written	—	—	151	(353)
Net increase (decrease) in net assets from operations	(152,749)	46,765	327,135	20,952
Distributions to Shareholders
From net investment income:
Class A	(678)	(341)	(30,569)	(14,061)
Class C	—	—	(5,588)	(5,259)
Class R3(1)	—	—	(5,701)	(6,004)
Class R6	—	—	—	—
Class I	(8,627)	(7,719)	(782,998)	(21,571)
From accumulated net realized gains:
Class A	(709)	(166)	(11,472)	(18,756)
Class C	(247)	(141)	(3,568)	(19,626)
Class R3(1)	—	—	(2,868)	(16,264)
Class R6	—	—	—	—
Class I	(6,057)	(2,623)	(17,401)	(39,240)
Decrease in net assets from distributions to shareholders	(16,318)	(10,990)	(860,165)	(140,781)
Fund Share Transactions
Proceeds from sale of shares	622,106	365,816	50,179,127	1,126,188
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,374	398	76,948	50,750
	627,480	366,214	50,256,075	1,176,938
Cost of shares redeemed	(702,672)	(180)	(615,383)	(34,084)
Net increase (decrease) in net assets from Fund share transactions	(75,192)	366,034	49,640,692	1,142,854
Net increase (decrease) in net assets	(244,259)	401,809	49,107,662	1,023,025
Net assets at the beginning of period	1,435,729	1,033,920	2,720,787	1,697,762
Net assets at the end of period	$1,191,470	$1,435,729	$51,828,449	$2,720,787
Undistributed (Over-distribution of) net investment income at the end of period	$11,587	$7,150	$51,369	$(1,680)

(1)	Effective July 8, 2016, subsequent to the reporting period, Class R3 Shares of NWQ Global Equity Income became available to the public.

See accompanying notes to financial statements.

68	NUVEEN

	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
Operations
Net investment income (loss)	$699,037	$700,568	$1,882,598	$3,642,118
Net realized gain (loss) from:
Investments and foreign currency	4,209,394	12,049,752	12,644,420	173,794,087
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(13,030,802)	(19,416,821)	(24,637,206)	(173,849,794)
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	(8,122,371)	(6,666,501)	(10,110,188)	3,586,411
Distributions to Shareholders
From net investment income:
Class A	(225,348)	(251,354)	(270,432)	(559,123)
Class C	—	—	(57,465)	(174,194)
Class R3	(1,102)	(769)	(975)	(1,780)
Class R6	—	—	—	—
Class I	(465,217)	(574,191)	(2,819,910)	(9,097,327)
From accumulated net realized gains:
Class A	—	—	(5,292,035)	(9,226,487)
Class C	—	—	(2,797,669)	(5,050,951)
Class R3	—	—	(22,431)	(30,471)
Class R6	—	—	—	—
Class I	—	—	(45,418,273)	(132,561,606)
Decrease in net assets from distributions to shareholders	(691,667)	(826,314)	(56,679,190)	(156,701,939)
Fund Share Transactions
Proceeds from sale of shares	8,129,850	14,215,131	36,083,140	95,438,488
Proceeds from shares issued to shareholders due to reinvestment of distributions	630,632	755,067	55,656,255	152,368,760
	8,760,482	14,970,198	91,739,395	247,807,248
Cost of shares redeemed	(22,648,491)	(54,146,059)	(107,947,896)	(622,375,937)
Net increase (decrease) in net assets from Fund share transactions	(13,888,009)	(39,175,861)	(16,208,501)	(374,568,689)
Net increase (decrease) in net assets	(22,702,047)	(46,668,676)	(82,997,879)	(527,684,217)
Net assets at the beginning of period	119,504,167	166,172,843	192,865,360	720,549,577
Net assets at the end of period	$96,802,120	$119,504,167	$109,867,481	$192,865,360
Undistributed (Over-distribution of) net investment income at the end of period	$638,210	$631,050	$925,599	$2,193,710

See accompanying notes to financial statements.

NUVEEN	69

Statement of Changes in Net Assets (continued)

	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
Operations
Net investment income (loss)	$(37,843)	$(151,074)	$(1,699,537)	$(2,735,745)
Net realized gain (loss) from:
Investments and foreign currency	856,283	4,521,096	557,512	15,637,951
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,414,632)	(6,384,629)	(26,291,317)	11,462,221
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	(1,596,192)	(2,014,607)	(27,433,342)	24,364,427
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
From accumulated net realized gains:
Class A	—	—	(153,739)	—
Class C	—	—	(44,639)	—
Class R3	—	—	(12,103)	—
Class R6	—	—	(12,635)	—
Class I	—	—	(647,063)	—
Decrease in net assets from distributions to shareholders	—	—	(870,179)	—
Fund Share Transactions
Proceeds from sale of shares	16,034,513	24,747,458	211,644,184	381,962,858
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	808,182	—
	16,034,513	24,747,458	212,452,366	381,962,858
Cost of shares redeemed	(16,983,697)	(32,796,428)	(194,174,520)	(124,627,827)
Net increase (decrease) in net assets from Fund share transactions	(949,184)	(8,048,970)	18,277,846	257,335,031
Net increase (decrease) in net assets	(2,545,376)	(10,063,577)	(10,025,675)	281,699,458
Net assets at the beginning of period	56,270,504	66,334,081	609,505,241	327,805,783
Net assets at the end of period	$53,725,128	$56,270,504	$599,479,566	$609,505,241
Undistributed (Over-distribution of) net investment income at the end of period	$—	$(11,922)	$(822,483)	$—

See accompanying notes to financial statements.

70	NUVEEN

	Tradewinds Value Opportunities
	Year Ended 6/30/16	Year Ended 6/30/15
Operations
Net investment income (loss)	$3,893,860	$2,141,882
Net realized gain (loss) from:
Investments and foreign currency	20,030,636	39,163,147
Options written	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(21,087,552)	(35,134,754)
Options written	—	—
Net increase (decrease) in net assets from operations	2,836,944	6,170,275
Distributions to Shareholders
From net investment income:
Class A	(661,034)	(1,401,062)
Class C	—	(247,489)
Class R3	(10,279)	(36,697)
Class R6	—	—
Class I	(1,165,675)	(2,512,297)
From accumulated net realized gains:
Class A	(8,052,802)	(21,483,129)
Class C	(7,450,264)	(18,166,244)
Class R3	(196,327)	(731,794)
Class R6	—	—
Class I	(10,279,261)	(30,144,259)
Decrease in net assets from distributions to shareholders	(27,815,642)	(74,722,971)
Fund Share Transactions
Proceeds from sale of shares	18,532,444	98,034,753
Proceeds from shares issued to shareholders due to reinvestment of distributions	24,700,212	65,921,072
	43,232,656	163,955,825
Cost of shares redeemed	(100,141,386)	(247,945,856)
Net increase (decrease) in net assets from Fund share transactions	(56,908,730)	(83,990,031)
Net increase (decrease) in net assets	(81,887,428)	(152,542,727)
Net assets at the beginning of period	342,219,709	494,762,436
Net assets at the end of period	$260,332,281	$342,219,709
Undistributed (Over-distribution of) net investment income at the end of period	$3,356,973	$1,249,251

See accompanying notes to financial statements.

NUVEEN	71

Financial

Highlights

NWQ Global All-Cap

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/14)
2016	$21.37	$0.24	$(2.44)	$(2.20)	$(0.09)	$(0.09)	$(0.18)	$18.99
2015	20.67	0.15	0.73	0.88	(0.12)	(0.06)	(0.18)	21.37
2014(d)	20.00	0.10	0.57	0.67	—	—	—	20.67
Class C (4/14)
2016	21.30	0.01	(2.36)	(2.35)	—	(0.09)	(0.09)	18.86
2015	20.63	(0.03)	0.76	0.73	—	(0.06)	(0.06)	21.30
2014(d)	20.00	0.06	0.57	0.63	—	—	—	20.63
Class I (4/14)
2016	21.39	0.20	(2.36)	(2.16)	(0.14)	(0.09)	(0.23)	19.00
2015	20.68	0.19	0.75	0.94	(0.17)	(0.06)	(0.23)	21.39
2014(d)	20.00	0.11	0.57	0.68	—	—	—	20.68

72	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(10.40)%	$285	11.45%		(9.02)%	1.20%		1.23%		78%
4.32	109	9.64		(7.68)	1.21		0.74		42
3.35	52	9.90	*	(6.70)*	1.22	*	1.98	*	11

(11.05)	52	11.63		(9.63)	1.96		0.05		78
3.55	155	10.30		(8.46)	1.96		(0.13)		42
3.15	52	10.64	*	(7.45)*	1.97	*	1.22	*	11

(10.16)	855	10.49		(8.50)	0.96		1.02		78
4.58	1,171	9.15		(7.25)	0.96		0.94		42
3.40	931	9.64	*	(6.45)*	0.97	*	2.23	*	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	73

Financial Highlights (continued)

NWQ Global Equity Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/09)
2016	$26.50	$0.75	$(2.04)	$(1.29)	$(0.51)	$(0.23)	$(0.74)	$24.47
2015	28.09	0.65	(0.39)	0.26	(0.55)	(1.30)	(1.85)	26.50
2014	24.08	0.69	4.60	5.29	(0.67)	(0.61)	(1.28)	28.09
2013	20.20	0.36	3.92	4.28	(0.36)	(0.04)	(0.40)	24.08
2012	23.57	0.39	(1.40)	(1.01)	(0.39)	(1.97)	(2.36)	20.20
Class C (9/09)
2016	26.48	0.51	(1.98)	(1.47)	(0.36)	(0.23)	(0.59)	24.42
2015	28.07	0.38	(0.32)	0.06	(0.35)	(1.30)	(1.65)	26.48
2014	24.07	0.49	4.59	5.08	(0.47)	(0.61)	(1.08)	28.07
2013	20.19	0.19	3.92	4.11	(0.19)	(0.04)	(0.23)	24.07
2012	23.56	0.23	(1.40)	(1.17)	(0.23)	(1.97)	(2.20)	20.19
Class R3 (9/09)(e)
2016	26.49	0.64	(1.98)	(1.34)	(0.46)	(0.23)	(0.69)	24.46
2015	28.09	0.50	(0.32)	0.18	(0.48)	(1.30)	(1.78)	26.49
2014	24.08	0.63	4.59	5.22	(0.60)	(0.61)	(1.21)	28.09
2013	20.20	0.31	3.91	4.22	(0.30)	(0.04)	(0.34)	24.08
2012	23.57	0.33	(1.39)	(1.06)	(0.34)	(1.97)	(2.31)	20.20
Class I (9/09)
2016	26.51	1.25	(2.48)	(1.23)	(0.57)	(0.23)	(0.80)	24.48
2015	28.10	0.68	(0.35)	0.33	(0.62)	(1.30)	(1.92)	26.51
2014	24.08	0.89	4.48	5.37	(0.74)	(0.61)	(1.35)	28.10
2013	20.21	0.42	3.90	4.32	(0.41)	(0.04)	(0.45)	24.08
2012	23.57	0.44	(1.39)	(0.95)	(0.44)	(1.97)	(2.41)	20.21

74	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(4.88)%	$1,599	3.83%	0.36%	1.20%	2.98%	51%
1.27	918	6.33	(2.72)	1.21	2.40	27
22.28	351	4.86	(1.12)	1.16	2.58	49
21.33	301	5.17	(2.42)	1.12	1.63	44
(3.57)	253	4.16	(1.19)	1.13	1.85	32

(5.57)	382	4.78	(0.81)	1.96	2.01	51
0.51	413	6.83	(3.46)	1.96	1.40	27
21.36	351	5.61	(1.87)	1.91	1.83	49
20.45	301	5.92	(3.17)	1.87	0.88	44
(4.30)	252	4.91	(1.94)	1.88	1.09	32

(5.09)	306	4.27	(0.30)	1.46	2.52	51
0.98	331	6.31	(3.01)	1.46	1.84	27
21.99	351	5.11	(1.34)	1.41	2.37	49
21.04	301	5.42	(2.67)	1.37	1.38	44
(3.81)	253	4.42	(1.45)	1.38	1.59	32

(4.64)	49,542	1.37	4.68	0.94	5.12	51
1.53	1,059	5.88	(2.40)	0.96	2.51	27
22.63	645	4.79	(0.55)	0.92	3.31	49
21.57	301	4.92	(2.17)	0.87	1.88	44
(3.28)	253	3.91	(0.94)	0.88	2.10	32

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Effective July 8, 2016, subsequent to the reporting period, Class R3 Shares became available to the public.

See accompanying notes to financial statements.

NUVEEN	75

Financial Highlights (continued)

NWQ Multi-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/02)
2016	$25.75	$0.19	$(1.90)	$(1.71)	$(0.18)	$—	$(0.18)	$23.86
2015	26.97	0.16	(1.20)	(1.04)	(0.18)	—	(0.18)	25.75
2014	22.36	0.10	4.60	4.70	(0.09)	—	(0.09)	26.97
2013	18.29	0.11	4.04	4.15	(0.08)	—	(0.08)	22.36
2012	19.11	0.04	(0.86)	(0.82)	—	—	—	18.29
Class C (12/02)
2016	24.27	0.01	(1.79)	(1.78)	—	—	—	22.49
2015	25.43	(0.03)	(1.13)	(1.16)	—	—	—	24.27
2014	21.17	(0.07)	4.33	4.26	—	—	—	25.43
2013	17.38	(0.04)	3.83	3.79	—	—	—	21.17
2012	18.29	(0.09)	(0.82)	(0.91)	—	—	—	17.38
Class R3 (8/08)
2016	25.48	0.13	(1.88)	(1.75)	(0.12)	—	(0.12)	23.61
2015	26.68	0.09	(1.18)	(1.09)	(0.11)	—	(0.11)	25.48
2014	22.13	0.05	4.53	4.58	(0.03)	—	(0.03)	26.68
2013	18.11	0.06	4.00	4.06	(0.04)	—	(0.04)	22.13
2012	18.96	— *	(0.85)	(0.85)	—	—	—	18.11
Class I (11/97)
2016	25.90	0.25	(1.90)	(1.65)	(0.25)	—	(0.25)	24.00
2015	27.13	0.22	(1.21)	(0.99)	(0.24)	—	(0.24)	25.90
2014	22.48	0.18	4.62	4.80	(0.15)	—	(0.15)	27.13
2013	18.40	0.16	4.05	4.21	(0.13)	—	(0.13)	22.48
2012	19.17	0.07	(0.84)	(0.77)	—	—	—	18.40

76	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(d)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

(6.58)%	$26,863	1.34%	0.78%	28%
(3.87)	33,973	1.30	0.61	42
21.04	47,369	1.28	0.42	37
22.78	42,362	1.31	0.55	22
(4.29)	42,089	1.32	0.20	37

(7.25)	26,462	2.09	0.03	28
(4.60)	35,688	2.06	(0.13)	42
20.12	46,827	2.03	(0.30)	37
21.81	45,408	2.06	(0.20)	22
(4.98)	51,646	2.06	(0.54)	37

(6.79)	206	1.59	0.54	28
(4.12)	179	1.55	0.34	42
20.72	256	1.53	0.21	37
22.43	204	1.56	0.30	22
(4.48)	153	1.57	(0.01)	37

(6.37)	43,271	1.09	1.02	28
(3.64)	49,665	1.05	0.86	42
21.38	71,721	1.03	0.71	37
23.01	60,074	1.06	0.79	22
(4.02)	67,250	1.07	0.41	37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	77

Financial Highlights (continued)

NWQ Large-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2016	$12.38	$0.11	$(0.82)	$(0.71)	$(0.15)	$(4.25)	$(4.40)	$7.27
2015	23.73	0.16	(0.67)	(0.51)	(0.38)	(10.46)	(10.84)	12.38
2014	20.32	0.19	3.79	3.98	(0.16)	(0.41)	(0.57)	23.73
2013	16.84	0.17	3.51	3.68	(0.15)	(0.05)	(0.20)	20.32
2012	18.56	0.14	(1.64)	(1.50)	(0.01)	(0.21)	(0.22)	16.84
Class C (12/06)
2016	11.71	0.03	(0.78)	(0.75)	(0.05)	(4.25)	(4.30)	6.66
2015	23.01	0.03	(0.66)	(0.63)	(0.21)	(10.46)	(10.67)	11.71
2014	19.73	0.02	3.67	3.69	—	(0.41)	(0.41)	23.01
2013	16.36	0.03	3.41	3.44	(0.02)	(0.05)	(0.07)	19.73
2012	18.15	0.01	(1.59)	(1.58)	—	(0.21)	(0.21)	16.36
Class R3 (9/09)
2016	12.30	0.08	(0.80)	(0.72)	(0.12)	(4.25)	(4.37)	7.21
2015	23.64	0.12	(0.68)	(0.56)	(0.32)	(10.46)	(10.78)	12.30
2014	20.25	0.13	3.78	3.91	(0.11)	(0.41)	(0.52)	23.64
2013	16.79	0.12	3.49	3.61	(0.10)	(0.05)	(0.15)	20.25
2012	18.53	0.09	(1.62)	(1.53)	—	(0.21)	(0.21)	16.79
Class I (12/06)
2016	12.41	0.13	(0.82)	(0.69)	(0.18)	(4.25)	(4.43)	7.29
2015	23.77	0.20	(0.66)	(0.46)	(0.44)	(10.46)	(10.90)	12.41
2014	20.35	0.24	3.80	4.04	(0.21)	(0.41)	(0.62)	23.77
2013	16.87	0.21	3.51	3.72	(0.19)	(0.05)	(0.24)	20.35
2012	18.59	0.22	(1.67)	(1.45)	(0.06)	(0.21)	(0.27)	16.87

78	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(d)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

(5.68)%	$10,249	1.19%	1.17%	32%
0.68	15,522	1.17	0.86	26
19.80	66,452	1.08	0.85	45
22.04	55,055	1.07	0.91	16
(7.99)	39,940	1.11	0.84	35

(6.31)	6,009	1.94	0.42	32
(0.04)	8,219	1.92	0.20	26
18.90	11,857	1.83	0.11	45
21.08	8,053	1.82	0.15	16
(8.64)	6,903	1.86	0.04	35

(5.85)	62	1.44	0.93	32
0.40	66	1.42	0.75	26
19.50	64	1.33	0.59	45
21.68	53	1.32	0.64	16
(8.19)	55	1.36	0.55	35

(5.37)	93,548	0.94	1.40	32
0.96	169,058	0.92	1.11	26
20.10	642,177	0.83	1.06	45
22.31	1,225,884	0.82	1.15	16
(7.73)	1,061,400	0.85	1.29	35

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.

See accompanying notes to financial statements.

NUVEEN	79

Financial Highlights (continued)

NWQ Small/Mid-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2016	$28.80	$(0.06)	$(0.96)	$(1.02)	$—	$—	$—	$27.78
2015	29.98	(0.11)	(1.07)	(1.18)	—	—	—	28.80
2014	24.50	(0.12)	5.60	5.48	—	—	—	29.98
2013	19.63	(0.04)	4.91	4.87	—	—	—	24.50
2012	19.91	(0.09)	(0.19)	(0.28)	—	—	—	19.63
Class C (12/06)
2016	26.98	(0.25)	(0.89)	(1.14)	—	—	—	25.84
2015	28.30	(0.32)	(1.00)	(1.32)	—	—	—	26.98
2014	23.30	(0.33)	5.33	5.00	—	—	—	28.30
2013	18.81	(0.20)	4.69	4.49	—	—	—	23.30
2012	19.22	(0.23)	(0.18)	(0.41)	—	—	—	18.81
Class R3 (9/09)
2016	28.17	(0.12)	(0.94)	(1.06)	—	—	—	27.11
2015	29.41	(0.20)	(1.04)	(1.24)	—	—	—	28.17
2014	24.09	(0.20)	5.52	5.32	—	—	—	29.41
2013	19.36	(0.09)	4.82	4.73	—	—	—	24.09
2012	19.68	(0.13)	(0.19)	(0.32)	—	—	—	19.36
Class R6 (6/16)
2016(e)	28.05	—	—	—	—	—	—	28.05
Class I (12/06)
2016	29.01	— *	(0.96)	(0.96)	—	—	—	28.05
2015	30.12	(0.05)	(1.06)	(1.11)	—	—	—	29.01
2014	24.55	(0.06)	5.63	5.57	—	—	—	30.12
2013	19.62	0.01	4.92	4.93	—	—	—	24.55
2012	19.85	(0.04)	(0.19)	(0.23)	—	—	—	19.62

80	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(3.54)%	$9,699	1.42%	(0.34)%	1.31%	(0.23)%	49%
(3.90)	7,008	1.36	(0.42)	1.31	(0.37)	68
22.33	8,882	1.31	(0.45)	1.31	(0.45)	48
24.81	5,066	1.32	(0.21)	1.32	(0.20)	49
(1.41)	4,671	1.58	(0.72)	1.33	(0.46)	54

(4.26)	2,724	2.17	(1.09)	2.06	(0.98)	49
(4.63)	3,167	2.11	(1.22)	2.06	(1.17)	68
21.46	3,432	2.05	(1.24)	2.05	(1.24)	48
23.87	2,245	2.07	(0.96)	2.07	(0.96)	49
(2.13)	1,928	2.36	(1.49)	2.08	(1.21)	54

(3.76)	653	1.68	(0.57)	1.56	(0.46)	49
(4.18)	421	1.60	(0.75)	1.56	(0.71)	68
22.04	769	1.56	(0.73)	1.56	(0.73)	48
24.43	470	1.58	(0.44)	1.57	(0.43)	49
(1.63)	202	1.87	(1.00)	1.58	(0.70)	54

—	25	—	—	—	—	—

(3.31)	40,624	1.17	(0.09)	1.06	0.02	49
(3.65)	45,675	1.11	(0.22)	1.06	(0.17)	68
22.65	53,251	1.05	(0.23)	1.05	(0.23)	48
25.13	31,172	1.09	0.04	1.07	0.06	49
(1.16)	15,150	1.34	(0.47)	1.08	(0.20)	54

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Class R6 Shares commenced operations at the close of business on June 30, 2016.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	81

Financial Highlights (continued)

NWQ Small-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2016	$44.06	$(0.19)	$(1.75)	$(1.94)	$—	$(0.06)	$(0.06)	$42.06
2015	42.62	(0.30)	1.74	1.44	—	—	—	44.06
2014	33.14	(0.29)	9.77	9.48	—	—	—	42.62
2013	26.01	(0.12)	7.25	7.13	—	—	—	33.14
2012	25.22	(0.17)	0.96	0.79	—	—	—	26.01
Class C (12/04)
2016	41.03	(0.46)	(1.64)	(2.10)	—	(0.06)	(0.06)	38.87
2015	39.98	(0.59)	1.64	1.05	—	—	—	41.03
2014	31.33	(0.55)	9.20	8.65	—	—	—	39.98
2013	24.77	(0.31)	6.87	6.56	—	—	—	31.33
2012	24.20	(0.34)	0.91	0.57	—	—	—	24.77
Class R3 (9/09)
2016	43.71	(0.28)	(1.75)	(2.03)	—	(0.06)	(0.06)	41.62
2015	42.38	(0.41)	1.74	1.33	—	—	—	43.71
2014	33.04	(0.40)	9.74	9.34	—	—	—	42.38
2013	25.99	(0.24)	7.29	7.05	—	—	—	33.04
2012	25.26	(0.23)	0.96	0.73	—	—	—	25.99
Class R6 (2/13)
2016	45.00	— *	(1.81)	(1.81)	—	(0.06)	(0.06)	43.13
2015	43.35	(0.14)	1.79	1.65	—	—	—	45.00
2014	33.60	(0.16)	9.91	9.75	—	—	—	43.35
2013(c)	31.19	(0.10)	2.51	2.41	—	—	—	33.60
Class I (12/04)
2016	44.86	(0.09)	(1.78)	(1.87)	—	(0.06)	(0.06)	42.93
2015	43.28	(0.21)	1.79	1.58	—	—	—	44.86
2014	33.58	(0.20)	9.90	9.70	—	—	—	43.28
2013	26.29	(0.04)	7.33	7.29	—	—	—	33.58
2012	25.42	(0.11)	0.98	0.87	—	—	—	26.29

82	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(e)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(4.37)%	$90,656	1.38%		(0.46)%	39%
3.38	122,575	1.42		(0.71)	38
28.61	51,477	1.36		(0.73)	49
27.41	10,229	1.38		(0.40)	41
3.09	7,107	1.45		(0.68)	44

(5.08)	24,886	2.13		(1.20)	39
2.63	29,732	2.17		(1.47)	38
27.61	18,004	2.11		(1.50)	49
26.48	5,739	2.12		(1.12)	41
2.36	4,308	2.19		(1.43)	44

(4.61)	7,532	1.64		(0.69)	39
3.14	6,500	1.67		(0.96)	38
28.27	2,632	1.61		(1.01)	49
27.13	715	1.68		(0.78)	41
2.85	72	1.69		(0.93)	44

(3.99)	8,584	0.98		0.01	39
3.81	3,625	1.01		(0.33)	38
29.02	3,138	1.02		(0.42)	49
7.73	2,092	1.10	**	(0.82)**	41

(4.13)	467,821	1.13		(0.20)	39
3.65	447,072	1.17		(0.47)	38
28.89	252,554	1.11		(0.50)	49
27.73	136,659	1.12		(0.14)	41
3.38	91,213	1.19		(0.43)	44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	For the period February 15, 2013 (commencement of operations) through June 30, 2013.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	83

Financial Highlights (continued)

Tradewinds Value Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2016	$32.69	$0.44	$0.07	$0.51	$(0.21)	$(2.77)	$(2.98)	$30.22
2015	38.88	0.20	0.24	0.44	(0.35)	(6.28)	(6.63)	32.69
2014	32.96	0.36	6.97	7.33	(0.37)	(1.04)	(1.41)	38.88
2013	28.51	0.18	5.40	5.58	(1.13)	—	(1.13)	32.96
2012	35.58	0.34	(4.64)	(4.30)	(0.75)	(2.02)	(2.77)	28.51
Class C (12/04)
2016	31.62	0.20	0.07	0.27	—	(2.77)	(2.77)	29.12
2015	37.81	(0.05)	0.21	0.16	(0.07)	(6.28)	(6.35)	31.62
2014	32.10	0.10	6.76	6.86	(0.11)	(1.04)	(1.15)	37.81
2013	27.76	(0.04)	5.26	5.22	(0.88)	—	(0.88)	32.10
2012	34.68	0.13	(4.55)	(4.42)	(0.48)	(2.02)	(2.50)	27.76
Class R3 (8/08)
2016	32.69	0.35	0.09	0.44	(0.13)	(2.77)	(2.90)	30.23
2015	38.87	0.13	0.23	0.36	(0.26)	(6.28)	(6.54)	32.69
2014	32.96	0.28	6.95	7.23	(0.28)	(1.04)	(1.32)	38.87
2013	28.51	0.12	5.39	5.51	(1.06)	—	(1.06)	32.96
2012	35.57	0.30	(4.67)	(4.37)	(0.67)	(2.02)	(2.69)	28.51
Class I (12/04)
2016	32.85	0.52	0.09	0.61	(0.30)	(2.77)	(3.07)	30.39
2015	39.04	0.31	0.23	0.54	(0.45)	(6.28)	(6.73)	32.85
2014	33.09	0.45	6.99	7.44	(0.45)	(1.04)	(1.49)	39.04
2013	28.62	0.26	5.42	5.68	(1.21)	—	(1.21)	33.09
2012	35.72	0.42	(4.66)	(4.24)	(0.84)	(2.02)	(2.86)	28.62

84	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(d)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

1.92%	$80,120	1.25%	1.44%	71%
2.02	107,063	1.27	0.57	101
22.67	225,212	1.25	1.01	107
20.08	244,827	1.35	0.60	84
(12.46)	492,397	1.17	1.05	97

1.17	72,822	2.00	0.69	71
1.25	93,716	2.03	(0.14)	101
21.75	124,326	2.00	0.27	107
19.15	130,098	2.09	(0.13)	84
(13.11)	224,079	1.91	0.40	97

1.69	2,267	1.50	1.16	71
1.78	3,536	1.53	0.37	101
22.36	4,800	1.50	0.78	107
19.77	4,503	1.58	0.38	84
(12.67)	6,298	1.40	0.93	97

2.21	105,123	1.00	1.69	71
2.27	137,904	1.03	0.88	101
22.95	140,424	0.99	1.25	107
20.39	176,899	1.09	0.84	84
(12.27)	400,383	0.92	1.28	97

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.

See accompanying notes to financial statements.

NUVEEN	85

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Global All-Cap Fund (“NWQ Global All-Cap”), Nuveen NWQ Global Equity Income Fund (“NWQ Global Equity Income”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Tradewinds Value Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust in 1996.

The end of the reporting period for the Funds is June 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2016 (the “current fiscal period”).

Effective August 1, 2016, subsequent to the close of this reporting period, NWQ Global All-Cap changed its name from Nuveen NWQ Global Equity Fund.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), for NWQ Global All-Cap, NWQ Global Equity Income, NWQ Multi-Cap Value, NWQ Large-Cap Value, NWQ Small/Mid-Cap Value and NWQ Small-Cap Value and with Tradewinds Global Investors, LLC (“Tradewinds”) for Tradewinds Value Opportunities, under which NWQ and Tradewinds manage the investment portfolios for their respective Funds. NWQ and Tradewinds are each affiliates of Nuveen.

Investment Objectives and Principal Investment Strategies

NWQ Global All-Cap’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small- and mid-capitalization companies. The Fund may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards in an attempt to manage market or business risk, enhance the Fund’s return or hedge against adverse movements in currency exchange rates.

NWQ Global Equity Income’s investment objective is to provide high current income and long-term capital appreciation. The Fund will generally focus its investments on income producing securities. Under normal market conditions, the Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities, including common stock and preferred securities, certain debt securities convertible into common stock or preferred securities, and other securities with equity characteristics. Up to 20% of the Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Fund may invest up to 10% of its net assets in below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds. The Fund may write covered call options in order to generate additional income. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in securities issued by companies of any market capitalization, including small-and mid-capitalization companies.

The Fund may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards. The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

NWQ Multi-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with large, medium and small capitalizations. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

86	NUVEEN

NWQ Large-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Value Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

NWQ Small/Mid-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500® Value Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

NWQ Small-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in either the Russell 2000® Value Index or the Standard & Poor’s SmallCap 600 Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Tradewinds Value Opportunities’ investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 15% of its net assets in equity securities of companies located in emerging market countries.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

In May 2016 the Nuveen funds’ Board of Trustees approved the reorganizations of three Funds, two of them open-end funds – Tradewinds Value Opportunities and Nuveen Tradewinds Global All-Cap Fund – and the closed-end Nuveen Global Equity Income Fund (NYSE: JGV) (each an “Acquired Fund” and together the “Acquired Funds”) into NWQ Global Equity Income (the “Acquiring Fund”), a series of Nuveen Investment Trust which is advised by the Adviser and NWQ. In order for the reorganization to occur for an Acquired Fund, it must be approved by the shareholders of that Fund. There is no requirement for a given reorganization to occur that shareholders of the other Acquired Funds approve the reorganization. Therefore, it is possible that the reorganization could occur between the Acquiring Fund and only one or two of the Acquired Funds.

For each Acquired Fund, if the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund shareholders will receive shares of the Acquiring Fund of equal value immediately prior to the closing of the reorganization. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund.

A Special meeting of the shareholders of Nuveen Global Equity Income Fund (“JGV”) for the purpose of voting on its proposed reorganization will be held on September 16, 2016, and a joint special meeting of shareholders of the two open-end funds for the purpose of voting on each Fund’s respective reorganization is scheduled to be held on October 6, 2016. It is currently anticipated that the consummation of the closing of the reorganization of JGV into the Acquiring Fund (if approved by shareholders) would occur first, shortly after JGV’s shareholder meeting, and that the reorganization of one or both of the open-end Acquired Funds (if approved by their respective shareholders) would occur thereafter. Further information regarding the proposed reorganizations is contained in proxy materials sent to shareholders of the Acquired Funds in late August or early September 2016.

Each open-end Acquired Fund will continue sales and redemptions of its shares as described in the fund’s prospectus until shortly before the consummation of its reorganization. However, holders of shares purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special shareholder meeting.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

NUVEEN	87

Notes to Financial Statements (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders of the Funds (except for NWQ Global Equity Income) at least annually. Dividends from net investment income, if any, are declared and distributed to shareholders of NWQ Global Equity Income at least quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Effective July 8, 2016, subsequent to the reporting period Class R3 Shares of NWQ Global Equity Income became available to the public.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the classes based on the relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

88	NUVEEN

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

NUVEEN	89

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NWQ Global All-Cap	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$523,903	$632,882	**	$—	$1,156,785

NWQ Global Equity Income
Long-Term Investments*:
Common Stocks	$23,022,748	$22,518,365	**	$—	$45,541,113
Convertible Preferred Securities	734,665	2,148,838	**	—	2,883,503
Corporate Bonds	—	534,669		—	534,669
$25 Par (or similar) Retail Preferred	848,700	—		—	848,700
$1,000 Par (or similar) Institutional Preferred	—	1,102,316		—	1,102,316
Investments in Derivatives:
Options Written	(7,095)	—		—	(7,095)
Total	$24,599,018	$26,304,188		$—	$50,903,206

NWQ Multi-Cap Value
Long-Term Investments*:
Common Stocks	$94,138,915	$2,152,633	**	$—	$96,291,548

NWQ Large-Cap Value
Long-Term Investments*:
Common Stocks	$104,122,594	$2,205,685	**	$—	$106,328,279

NWQ Small/Mid-Cap Value
Long-Term Investments*:
Common Stocks	$50,692,832	$—		$—	$50,692,832
Short-Term Investments:
Repurchase Agreements	—	3,069,780		—	3,069,780
Total	$50,692,832	$3,069,780		$—	$53,762,612

NWQ Small-Cap Value
Long-Term Investments*:
Common Stocks	$560,387,970	$8,410,288	**	$—	$568,798,258
Short-Term Investments:
Repurchase Agreements	—	14,106,069		—	14,106,069
Total	$560,387,970	$22,516,357		$—	$582,904,327

Tradewinds Value Opportunities
Long-Term Investments*:
Common Stocks	$237,164,858	$14,217,496	**	$—	$251,382,354
Short-Term Investments:
Repurchase Agreements	—	15,091,738		—	15,091,738
Total	$237,164,858	$29,309,234		$—	$266,474,092
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

90	NUVEEN

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
NWQ Global All-Cap
Common Stock	$—	$(491,958)	$491,958	$ —	$—	$—
NWQ Global Equity Income
Common Stock	$—	$(18,582,908)	$18,582,908	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

NUVEEN	91

Notes to Financial Statements (continued)

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

NWQ Global All-Cap	Value	% of Net Assets
Country:
Japan	$142,785	12.0%
United Kingdom	133,969	11.2
Germany	116,880	9.8
Switzerland	70,580	5.9
Israel	30,771	2.6
Norway	29,704	2.5
Netherlands	27,106	2.3
South Korea	22,837	1.9
France	19,799	1.7
Other	64,963	5.5
Total non-U.S. securities	$659,394	55.4%

NWQ Global Equity Income
Country:
United Kingdom	$5,880,184	11.4%
Germany	5,452,462	10.5
Switzerland	2,811,122	5.4
Japan	2,495,823	4.8
Israel	2,148,838	4.2
Netherlands	1,755,889	3.4
France	1,730,169	3.3
Norway	1,156,162	2.2
Canada	1,036,143	2.0
Other	3,357,970	6.5
Total non-U.S. securities	$27,824,762	53.7%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ Small/Mid-Cap Value	Fixed Income Clearing Corporation	$3,069,780	$(3,069,780)	$—
NWQ Small-Cap Value	Fixed Income Clearing Corporation	14,106,069	(14,106,069)	—
Tradewinds Value Opportunities	Fixed Income Clearing Corporation	15,091,738	(15,091,738)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolios of Investments for details on the repurchase agreements.

92	NUVEEN

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, NWQ Global Equity Income wrote covered call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period was as follows:

NWQ Global Equity Income
Average notional amount of outstanding options written*	$(205,390)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the following Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
NWQ Global Equity Income

Equity price	Options	—	$—	Options written, at value	$(7,095)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
NWQ Global Equity Income	Equity price	Options written	$10,282	$151

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	93

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/16		Year Ended 6/30/15
NWQ Global All-Cap	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,296	$199,440	2,599	$55,464
Class C	—	—	4,796	105,000
Class I	20,942	422,666	9,759	205,352
Shares issued to shareholders due to reinvestment of distributions:
Class A	47	947	4	77
Class C	1	21	—	—
Class I	220	4,406	16	321
	31,506	627,480	17,174	366,214
Shares redeemed:
Class A	(460)	(9,263)	(1)	(15)
Class C	(4,558)	(96,399)	—	—
Class I	(30,929)	(597,010)	(8)	(165)
	(35,947)	(702,672)	(9)	(180)
Net increase (decrease)	(4,441)	$(75,192)	17,165	$366,034

	Year Ended 6/30/16		Year Ended 6/30/15
NWQ Global Equity Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	36,645	$927,099	22,087	$601,410
Class C	2,762	69,495	2,928	79,431
Class R3	—	—	—	—
Class I	1,997,332	49,182,533	16,516	445,347
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,238	30,679	371	9,702
Class C	53	1,315	169	4,309
Class R3	—	—	—	—
Class I	1,817	44,954	1,430	36,739
	2,039,847	50,256,075	43,501	1,176,938
Shares redeemed:
Class A	(7,160)	(170,337)	(330)	(8,807)
Class C	(2,777)	(65,172)	—	—
Class R3	—	—	—	—
Class I	(15,210)	(379,874)	(924)	(25,277)
	(25,147)	(615,383)	(1,254)	(34,084)
Net increase (decrease)	2,014,700	$49,640,692	42,247	$1,142,854

94	NUVEEN

	Year Ended 6/30/16		Year Ended 6/30/15
NWQ Multi-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	39,738	$951,507	29,106	$752,954
Class C	37,259	851,968	34,890	839,115
Class R3	4,056	94,021	356	9,032
Class I	259,969	6,232,354	479,686	12,614,030
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,652	205,402	8,857	227,446
Class C	—	—	—	—
Class R3	28	651	23	593
Class I	17,802	424,579	20,428	527,028
	367,504	8,760,482	573,346	14,970,198
Shares redeemed:
Class A	(242,081)	(5,741,951)	(475,072)	(12,463,204)
Class C	(331,515)	(7,458,247)	(405,432)	(9,844,435)
Class R3	(2,378)	(55,617)	(2,942)	(70,926)
Class I	(392,374)	(9,392,676)	(1,226,545)	(31,767,494)
	(968,348)	(22,648,491)	(2,109,991)	(54,146,059)
Net increase (decrease)	(600,844)	$(13,888,009)	(1,536,645)	$(39,175,861)

	Year Ended 6/30/16		Year Ended 6/30/15
NWQ Large-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	396,683	$3,857,234	382,188	$6,163,703
Class C	200,465	1,675,419	80,826	1,287,890
Class R3	221	1,994	657	10,456
Class I	3,068,571	30,548,493	4,582,473	87,976,439
Shares issued to shareholders due to reinvestment of distributions:
Class A	722,383	5,335,244	777,758	9,344,546
Class C	400,308	2,689,990	442,851	4,985,802
Class R3	3,193	23,329	2,505	29,823
Class I	6,405,546	47,607,692	11,428,678	138,008,589
	11,197,370	91,739,395	17,697,936	247,807,248
Shares redeemed:
Class A	(963,057)	(7,982,684)	(2,706,435)	(57,189,521)
Class C	(400,999)	(3,171,382)	(336,732)	(4,641,723)
Class R3	(165)	(1,874)	(494)	(6,219)
Class I	(10,270,475)	(96,791,956)	(29,401,781)	(560,538,474)
	(11,634,696)	(107,947,896)	(32,445,442)	(622,375,937)
Net increase (decrease)	(437,326)	$(16,208,501)	(14,747,506)	$(374,568,689)

NUVEEN	95

Notes to Financial Statements (continued)

	Year Ended 6/30/16		Year Ended 6/30/15
NWQ Small/Mid-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	207,455	$5,512,334	266,109	$7,559,105
Class C	23,911	612,329	26,676	722,458
Class R3	10,290	261,755	3,727	105,430
Class R6*	891	25,000	—	—
Class I	355,376	9,623,095	574,375	16,360,465
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6*	—	—	—	—
Class I	—	—	—	—
	597,923	16,034,513	870,887	24,747,458
Shares redeemed:
Class A	(101,644)	(2,772,010)	(319,053)	(9,224,590)
Class C	(35,845)	(893,839)	(30,568)	(819,222)
Class R3	(1,135)	(28,126)	(14,952)	(427,811)
Class R6*	—	—	—	—
Class I	(481,771)	(13,289,722)	(767,991)	(22,324,805)
	(620,395)	(16,983,697)	(1,132,564)	(32,796,428)
Net increase (decrease)	(22,472)	$(949,184)	(261,677)	$(8,048,970)
* Class R6 Shares commenced operations at the close of business on June 30, 2016.

	Year Ended 6/30/16		Year Ended 6/30/15
NWQ Small-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	633,923	$25,809,239	2,389,230	$99,526,219
Class C	106,842	4,072,934	395,549	15,390,546
Class R3	92,707	3,752,617	124,294	5,247,699
Class R6	186,143	7,564,561	26,560	1,149,609
Class I	4,069,142	170,444,833	6,041,858	260,648,785
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,201	131,604	—	—
Class C	1,005	38,345	—	—
Class R3	103	4,193	—	—
Class R6	299	12,584	—	—
Class I	14,829	621,456	—	—
	5,108,194	212,452,366	8,977,491	381,962,858
Shares redeemed:
Class A	(1,263,572)	(51,343,312)	(815,430)	(34,553,700)
Class C	(192,236)	(7,257,596)	(121,162)	(4,701,284)
Class R3	(60,551)	(2,453,416)	(37,677)	(1,598,925)
Class R6	(67,988)	(2,908,893)	(18,407)	(803,505)
Class I	(3,153,074)	(130,211,303)	(1,911,456)	(82,970,413)
	(4,737,421)	(194,174,520)	(2,904,132)	(124,627,827)
Net increase (decrease)	370,773	$18,277,846	6,073,359	$257,335,031

96	NUVEEN

	Year Ended 6/30/16		Year Ended 6/30/15
Tradewinds Value Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	221,673	$6,644,590	335,637	$11,421,890
Class C	61,134	1,760,008	116,547	3,679,883
Class R3	18,793	555,264	28,117	958,517
Class I	315,891	9,572,582	2,150,514	81,974,463
Shares issued to shareholders due to reinvestment of distributions:
Class A	254,895	7,466,314	611,718	19,224,328
Class C	231,751	6,516,850	529,150	15,990,500
Class R3	4,142	121,139	16,832	528,057
Class I	359,290	10,595,909	953,491	30,178,187
	1,467,569	43,232,656	4,742,006	163,955,825
Shares redeemed:
Class A	(1,100,926)	(33,348,594)	(3,464,938)	(127,393,333)
Class C	(756,221)	(22,017,293)	(970,312)	(32,783,185)
Class R3	(56,102)	(1,751,760)	(60,254)	(2,046,048)
Class I	(1,413,289)	(43,023,739)	(2,503,375)	(85,723,290)
	(3,326,538)	(100,141,386)	(6,998,879)	(247,945,856)
Net increase (decrease)	(1,858,969)	$(56,908,730)	(2,256,873)	$(83,990,031)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Purchases	$1,042,110	$58,111,173	$28,909,824	$44,938,265	$23,597,942	$240,371,456	$203,252,219
Sales	1,102,346	9,318,070	42,702,230	118,165,454	26,123,476	215,115,255	281,780,589

Transactions in options written for NWQ Global Equity Income during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1	$99
Options written	377	19,582
Options terminated in closing purchase transactions	(15)	(1,287)
Options expired	(57)	(6,059)
Options exercised	(53)	(5,063)
Options outstanding, end of period	253	$7,272

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

NUVEEN	97

Notes to Financial Statements (continued)

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Cost of investments	$1,190,473	$51,205,644	$86,634,940	$77,090,191	$49,634,895	$530,229,407	$249,642,855
Gross unrealized:
Appreciation	$110,789	$1,872,722	$16,560,901	$30,588,587	$8,436,183	$92,043,923	$28,411,707
Depreciation	(144,477)	(2,168,065)	(6,904,293)	(1,350,499)	(4,308,466)	(39,369,003)	(11,580,470)
Net unrealized appreciation (depreciation)	$(33,688)	$(295,343)	$9,656,608	$29,238,088	$4,127,717	$52,674,920	$16,831,237

Permanent differences, primarily due to net operating losses, foreign currency transactions, tax equalization, investments in partnerships, distribution reallocations, investments in passive foreign investment companies, and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2016, the Funds’ tax year end, as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Capital paid-in	$—	$(36)	$—	$2,895,998
Undistributed (Over-distribution of) net investment income	(287)	(39,164)	(210)	(1,927)
Accumulated net realized gain (loss)	287	39,200	210	(2,894,071)

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Capital paid-in	$(52,423)	$(877,054)	$1,700,000
Undistributed (Over-distribution of) net investment income	49,765	877,054	50,850
Accumulated net realized gain (loss)	2,658	—	(1,750,850)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2016, the Funds’ tax year end, were as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Undistributed net ordinary income[1]	$11,587	$822,125	$694,903	$925,599
Undistributed net long-term capital gains	—	6,920	—	4,827,365

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Undistributed net ordinary income[1]	$—	$—	$3,756,082
Undistributed net long-term capital gains	—	217,057	13,060,398
[1]	Undistributed net ordinary income (on a tax basis) for NWQ Global Equity Income has not been reduced for the dividend declared on June 30, 2016 and paid on July 1, 2016. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2016 and June 30, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Distributions from net ordinary income[1]	$9,808	$90,640	$691,667	$5,303,870
Distributions from net long-term capital gains	6,510	35,419	—	51,375,320

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Distributions from net ordinary income[1]	$—	$—	$7,272,069
Distributions from net long-term capital gains	—	870,179	20,543,573

2015	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Distributions from net ordinary income[1]	$10,990	$55,723	$826,314	$41,052,130
Distributions from net long-term capital gains	—	74,531	—	115,649,809

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Distributions from net ordinary income[1]	$—	$—	$36,686,055
Distributions from net long-term capital gains	—	—	38,036,916
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

98	NUVEEN

As of June 30, 2016, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NWQ Global All-Cap	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value
Expiration:
June 30, 2017	$—	$103,154,576	$17,762,104
June 30, 2018	—	100,615,795	838,796
Not subject to expiration	77,117	—	—
Total	$77,117	$203,770,371	$18,600,900

As of June 30, 2016, the Funds’ tax year end, $2,658 of NWQ Small/Mid-Cap Value capital loss carryforward expired.

During the Funds’ tax year ended June 30, 2016, the following Funds utilized capital loss carryforwards as follows:

	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Utilized capital loss carryforwards	$2,019,239	$511,770	$859,026

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

NWQ Small-Cap Value
Post-October capital losses[3]	$—
Late-year ordinary losses[4]	822,483
[3]	Capital losses incurred from November 1, 2015 through June 30, 2016, the Funds' tax year end.
[4]	Ordinary losses incurred from January 1, 2016 through June 30, 2016 and/or specified losses incurred from November 1, 2015 through June 30, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ and Tradewinds are each compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:

	NWQ Global All-Cap		NWQ Global Equity Income		NWQ Multi-Cap Value		NWQ Large-Cap Value
Average Daily Net Assets	(For the period July 1, 2015 through May 31, 2016)	(Effective June 1, 2016)	(For the period July 1, 2015 through May 31, 2016)	(Effective June 1, 2016)	(For the period July 1, 2015 through June 29, 2016)	(Effective June 30, 2016)	(For the period July 1, 2015 through June 29, 2016)	(Effective June 30, 2016)
For the first $125 million	0.6500%	0.5500%	0.6500%	0.5500%	0.6300%	0.5500%	0.5500%	0.5000%
For the next $125 million	0.6375	0.5375	0.6375	0.5375	0.6175	0.5375	0.5375	0.4875
For the next $250 million	0.6250	0.5250	0.6250	0.5250	0.6050	0.5250	0.5250	0.4750
For the next $500 million	0.6125	0.5125	0.6125	0.5125	0.5925	0.5125	0.5125	0.4625
For the next $1 billion	0.6000	0.5000	0.6000	0.5000	0.5800	0.5000	0.5000	0.4500
For net assets over $2 billion	0.5750	0.4750	0.5750	0.4750	0.5550	0.4750	0.4750	0.4250

		NWQ Small-Cap Value		Tradewinds Value Opportunities
Average Daily Net Assets	NWQ Small/Mid-Cap Value	(For the period July 1, 2015 through June 29, 2016)	(Effective June 30, 2016)	(For the period July 1, 2015 through May 31, 2016)	(Effective June 1, 2016)
For the first $125 million	0.6000%	0.7500%	0.6500%	0.6300%	0.5500%
For the next $125 million	0.5875	0.7375	0.6375	0.6175	0.5375
For the next $250 million	0.5750	0.7275	0.6250	0.6050	0.5250
For the next $500 million	0.5625	0.7125	0.6125	0.5925	0.5125
For the next $1 billion	0.5500	0.7000	0.6000	0.5800	0.5000
For net assets over $2 billion	0.5250	0.6750	0.5750	0.5550	0.4750

NUVEEN	99

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2016, the complex-level fee for each Fund was 0.1614%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares (adjusted downward for Class R6 Shares for savings resulting from the sub-transfer agent and similar fees that are not charged to the Class R6 Shares) in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Global All-Cap	0.90	%*	October 31, 2017	N/A
NWQ Global Equity Income	0.90	*	October 31, 2017	N/A
NWQ Multi-Cap Value	0.94	**	October 31, 2017	N/A
NWQ Large-Cap Value	N/A		N/A	1.35%
NWQ Small/Mid-Cap Value	1.10		October 31, 2017	1.45
NWQ Small-Cap Value	N/A		N/A	1.50
Tradewinds Value Opportunities	0.94	***	October 31, 2017	1.50
*	Effective June 1, 2016, the Fund’s Temporary Expense Cap changed from 1.00% to 0.90%.
**	Effective June 30, 2016, the Fund’s Temporary Expense Cap changed from 1.13% to 0.94%.
***	Effective June 30, 2016.

N/A – Not applicable.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Sales charges collected (Unaudited)	$560	$5,354	$3,051	$24,632
Paid to financial intermediaries (Unaudited)	490	4,851	2,653	22,771

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Sales charges collected (Unaudited)	$12,522	$57,806	$20,193
Paid to financial intermediaries (Unaudited)	11,194	51,510	17,875

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

100	NUVEEN

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Commission advances (Unaudited)	$—	$1,907	$1,445	$21,211

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Commission advances (Unaudited)	$5,754	$45,400	$8,002

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
12b-1 fees retained (Unaudited)	$514	$3,559	$3,133	$6,021

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
12b-1 fees retained (Unaudited)	$4,836	$69,974	$8,823

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
CDSC retained (Unaudited)	$964	$—	$19	$826

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
CDSC retained (Unaudited)	$1,946	$3,773	$236

As of the end of the reporting period, Nuveen owned shares of the following Funds:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Large-Cap Value	NWQ Small/ Mid-Cap Value	NWQ Small-Cap Value
Class A Shares	2,500	12,500	—	—	—
Class C Shares	2,500	12,500	—	—	—
Class R3 Shares	—	12,500	8,280	2,186	1,583
Class R6 Shares	—	—	—	891	802
Class I Shares	45,000	254,631	—	—	—

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

NUVEEN	101

Notes to Financial Statements (continued)

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Trust and Fund Information

As mentioned in Note 1 – General Information and Significant Accounting Policies, Trust and Fund Information, NWQ Global All-Cap changed its name from Nuveen NWQ Global Equity Fund, effective August 1, 2016.

Share Classes and Sales Charges

As mentioned in Note 1 – General Information and Significant Accounting Policies, Share Classes and Sales Charges, Class R3 Shares of NWQ Global Equity Income became available to the public effective July 8, 2016.

102	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

NWQ Investment Management
Company, LLC

2049 Century Park East, 16th Floor

Los Angeles, CA 90067

Tradewinds Global Investors, LLC

2049 Century Park East, 20th Floor

Los Angeles, CA 90067

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Long-Term Capital Gain Distributions: The Funds hereby designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table, or if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2016:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Long-term capital gain dividends	$6,510	$35,419	$ —	$54,271,318

		NWQ Small-Cap Value	NWQ Small/Mid-Cap Value	Tradewinds Value Opportunities
Long-term capital gain dividends		$870,179	$ —	$22,243,573

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund			% of DRD	% of QDI
Nuveen NWQ Global All-Cap Fund			73%	100%
Nuveen NWQ Global Equity Income Fund			59%	100%
Nuveen NWQ Large-Cap Value Fund			66%	86%
Nuveen NWQ Multi-Cap Value Fund			100%	100%
Nuveen Tradewinds Value Opportunities Fund			78%	94%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at
(800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

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Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

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Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (each an “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”), the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and NWQ Investment Management Company, LLC (“NWQ”) on behalf of each Fund other than the Nuveen Tradewinds Value Opportunities Fund (the “Tradewinds Fund”) and the sub-advisory agreement between the Adviser and Tradewinds Global Investors, LLC (“Tradewinds”) on behalf of the Tradewinds Fund (the “Tradewinds Sub-Advisory Agreement”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the sub-advisory agreement on behalf of the respective Fund and votes to determine whether the respective Investment Management Agreement or sub-advisory agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Investment Management Agreement for the Funds and the Sub-Advisory Agreement with NWQ on behalf of the Funds (other than the Tradewinds Fund).

With respect to the Tradewinds Fund, the Board approved a reorganization (the “Reorganization”) of the Tradewinds Fund into Nuveen NWQ Global Equity Income Fund (the “Global Equity Income Fund”). As explained in further detail below, the Board also approved the appointment of NWQ as sub-adviser to the Tradewinds Fund replacing Tradewinds on an interim basis pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) and in the event the Reorganization is not approved by the shareholders of the Tradewinds Fund or is not consummated prior to the termination of the Interim Sub-Advisory Agreement, the Board also approved the longer term appointment of NWQ as sub-adviser to the Tradewinds Fund pursuant to a new sub-advisory agreement between the Adviser and NWQ on behalf of the Tradewinds Fund (the “New Sub-Advisory Agreement”).

The discussion of the Board’s approval of the Investment Management Agreement and Sub-Advisory Agreement with NWQ on behalf of each Fund other than the Tradewinds Fund is set forth in Part I below. The discussion of the approval by the Board of the Tradewinds Fund of the Investment Management Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement on behalf of the Tradewinds Fund is set forth in Part II below.

I.

Nuveen NWQ Global Equity Fund

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting Nuveen NWQ Global Equity Fund (the “Global Equity Fund”), Nuveen NWQ Global Equity Income Fund (the “Global Equity Income Fund”), Nuveen NWQ Multi-Cap Value Fund (the “Multi-Cap Fund”), Nuveen NWQ Large-Cap Value Fund (the “Large-Cap Fund”), Nuveen NWQ Small/Mid-Cap Value Fund (the “Small/Mid-Cap Fund”), and Nuveen NWQ Small-Cap Value Fund (the “Small-Cap Fund”) (for purposes of this Part I, collectively, the “Funds”) including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with NWQ (for purposes of this Part I, the “Sub-Adviser”) and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Investment Management Agreements for the Funds and the Sub-Advisory Agreements with NWQ for the Funds (for purposes of this Part I, the Sub-Advisory Agreements together with the Investment Management Agreements are the “Advisory Agreements”), and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a

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variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (for purposes of this Part I, each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth, including the Large-Cap Fund and the Small-Cap Fund, each of which reduced its contractual management fee, and the Global Equity Fund, the Global Equity Income Fund and the Multi-Cap Fund, each of which reduced both its contractual management fee and its temporary expense cap.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015 (or for such shorter periods available for the Global Equity Fund, which did not exist for part of the foregoing time frame), as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Global Equity Fund, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark in the one-year period. The Board recognized that the Fund’s performance history was limited, making a meaningful assessment of its performance difficult. The Board, however, noted that the Fund’s performance was favorable during this limited time span.

For the Global Equity Income Fund, the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and first quartile in the three- and five-year periods and outperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund’s performance had been favorable.

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For the Large-Cap Fund, the Board noted that the Fund underperformed its benchmark in the one-, three- and five-year periods. The Board further noted that, although the Fund ranked in the fourth quartile in its Performance Peer Group in the three- and five-year periods, the Fund ranked in the third quartile in the recent one-year period. The Board indicated that it will continue to monitor this Fund closely.

For the Multi-Cap Fund, the Board noted that the Fund underperformed its benchmark in the one-, three- and five-year periods. The Board further noted that, although the Fund ranked in the fourth quartile in its Performance Peer Group in the three- and five-year periods, the Fund ranked in the third quartile in the recent one-year period. The Board indicated that it will continue to monitor this Fund closely.

For the Small/Mid-Cap Fund, the Board noted that, although the Fund underperformed its benchmark in the three- and five-year periods and slightly underperformed its benchmark in the one-year period, the Fund ranked in the third quartile of its Performance Peer Group in the one-, three- and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

For the Small-Cap Fund, the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and the first quartile in the three- and five-year periods and outperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund’s performance had been favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen. In this regard, the Board noted that the Adviser agreed to reduce the contractual management fee for the Large-Cap Fund and the Small-Cap Fund and to reduce both the contractual management fee and the temporary expense cap for the Global Equity Fund, the Global Equity Income Fund and the Multi-Cap Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Global Equity Fund, the Global Equity Income Fund and the Small/Mid-Cap Fund each had a net management fee and net expense ratio below the respective peer average. For the Global Equity Fund and the Global Equity Income Fund, the Board noted there was not a management fee after fee waivers and expense reimbursements for the last fiscal year and that the Adviser agreed to reduce the contractual management fee and temporary expense cap.

The Board noted that the Large-Cap Fund had a net management fee slightly higher than the peer average but a net expense ratio in line with the peer average. The Board further noted that the Adviser agreed to reduce the contractual management fee for this Fund.

The Board noted that the Small-Cap Fund had a net expense ratio slightly higher than the peer average but a net management fee in line with the peer average. The Board further noted that the Adviser agreed to reduce the contractual management fee for this Fund.

The Board noted that the Multi-Cap Fund had a net management fee higher than the peer average and a net expense ratio slightly higher than the peer average. The Board recognized, however, that the Adviser agreed to reduce the contractual management fee and the temporary expense cap for this Fund.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

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With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of each Fund through its temporary or permanent expense cap (as applicable).

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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II.

The Approval Process for the Tradewinds Fund

As noted above, the Board of the Tradewinds Fund, including the Independent Board Members, is responsible for overseeing the performance of the Adviser and sub-adviser to such fund and determining whether to continue the Tradewinds Fund’s advisory and sub-advisory agreements.

During the course of the year, the Adviser discussed several proposals with the Board in connection with an internal reorganization, including a wind down of Tradewinds and the transfer of a number of Tradewinds’ existing equity mandates to NWQ. In connection with the foregoing, the Adviser recommended the following proposals with respect to the Tradewinds Fund (the “Restructuring Proposals”):

(a) the termination of Tradewinds as sub-adviser to the Tradewinds Fund effective August 1, 2016;

(b) the appointment of NWQ as sub-adviser to the Tradewinds Fund as of August 1, 2016 pursuant to an interim agreement; and

(c) the proposed reorganization of the Tradewinds Fund into the Nuveen NWQ Global Equity Income Fund (the “Reorganization”).

At the May Meeting, the Board, including a majority of the Independent Board Members, approved the renewal of the Investment Management Agreement with the Adviser on behalf of the Tradewinds Fund for an additional one-year period.

The Board also approved the Restructuring Proposals. In connection with the Restructuring Proposals, the Board, as noted above, also approved NWQ as sub-adviser to the Tradewinds Fund on an interim basis pursuant to the Interim Sub-Advisory Agreement. The Board further approved a longer term appointment of NWQ as sub-adviser for the Tradewinds Fund in case the Reorganization is not approved by the shareholders or does not occur prior to the expiration of the Interim Sub-Advisory Agreement with the approval of the New Sub-Advisory Agreement.

The Board’s considerations with respect to the renewal of the Investment Management Agreement with the Adviser on behalf of the Tradewinds Fund are set forth below followed by the approval of the New Sub-Advisory Agreement with NWQ and the Interim Sub-Advisory Agreement on behalf of the Tradewinds Fund. The Investment Management Agreement, New Sub-Advisory Agreement and Interim Sub-Advisory Agreement on behalf of the Tradewinds Fund are collectively, the “Advisory Agreements” for purposes of this Part II.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Nuveen funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee, which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Tradewinds Fund. The Board also seeks to meet with each sub-adviser to the Nuveen funds and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of such agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the advisory agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser; a review of fund performance with a detailed focus on performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Tradewinds Fund, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Adviser, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Tradewinds Fund’s investment performance and consider an analysis by the Adviser of the sub-advisers to the Nuveen funds, including Tradewinds and NWQ, examining, among other things, the teams’ assets under management, investment performance, investment approach, and the stability and structure of the respective sub-adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Tradewinds Fund’s advisory agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the investment advisory agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Investment Management Agreement and approve the New Sub-Advisory Agreement, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements.

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1. Approval of Investment Management Agreement with the Adviser

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Investment Management Agreement, the Independent Board Members received and considered information regarding the nature, extent and quality of the Adviser’s services provided to the Tradewinds Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Tradewinds Fund, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing the sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain a fund’s compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the sub-adviser who primarily provides the portfolio advisory services to the Tradewinds Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the sub-adviser and managing the sub-advisory relationship, including the development of the Restructuring Proposals of the Tradewinds Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Tradewinds Fund under the Investment Management Agreement were satisfactory.

B. The Investment Performance of the Tradewinds Fund and Adviser

The Board considered the long-term and short-term performance history of the Tradewinds Fund. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on performance outliers and the factors contributing to such performance and any steps the investment team had taken to address

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performance concerns. The Board reviewed, among other things, the Tradewinds Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to a recognized benchmark for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016. In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

With respect to the Tradewinds Fund, the Board noted that the fund’s performance ranked in the third quartile for the five-year period and the first quartile in the one- and three-year periods. The Board further noted that although the fund underperformed its benchmark in the three- and five-year periods, the fund outperformed its benchmark in the one-year period. The Board determined the Tradewinds Fund’s performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Tradewinds Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of the Tradewinds Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. As noted above, the Board also considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds, including a reduction in the contractual management fee and a new temporary expense cap for the Tradewinds Fund. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such Nuveen funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average

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of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of its peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.
In its review, the Board noted that the Tradewinds Fund had a net management fee and net expense ratio below that of the peer average. The Board further noted that the Adviser agreed to reduce the contractual management fee and adopted a new temporary expense cap for the fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Tradewinds Fund’s management fees to the Adviser were reasonable in light of the nature, extent and quality of services provided to the fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the Adviser and/or affiliated sub-advisers. For the Adviser and/or affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board reviewed information regarding the different types of services provided to the Tradewinds Fund compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that since the Tradewinds Fund had a sub-adviser, the fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the sub-adviser. The Board noted that many of the administrative services provided to support the Tradewinds Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Adviser and/or affiliates, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Tradewinds Fund, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Tradewinds Fund are paid by the Adviser, however, the Board recognized that Tradewinds and NWQ are affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for

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TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser or its affiliates by the Nuveen funds as well as indirect benefits (such as soft dollar arrangements), if any, the Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a fund. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Nuveen funds.

Based on their review, the Independent Board Members determined that the Adviser’s level of profitability was reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from expense caps, fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Tradewinds Fund’s principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Tradewinds Fund’s portfolio transactions are allocated by the sub-adviser and that Tradewinds and NWQ (the proposed successor sub-adviser to Tradewinds), each an affiliate of the Adviser, may benefit from research received through soft-dollar arrangements when serving as sub-adviser to the Tradewinds Fund. Although the Board recognized NWQ and Tradewinds may benefit from a soft dollar arrangement as they do not have to pay for this research out of their own assets, the Board also recognized that the research may benefit the Tradewinds Fund to the extent it enhances the ability of a sub-adviser to manage the fund.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser or its affiliates as a result of the Adviser’s relationship with the Tradewinds Fund were reasonable and within acceptable parameters.

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F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of the Investment Management Agreement were fair and reasonable, that the Adviser’s fees were reasonable in light of the services provided to the Tradewinds Fund and that the Investment Management Agreement be renewed.

2. Approval of the New Sub-Advisory Agreement with NWQ

The Board of the Tradewinds Fund is responsible for overseeing the performance of the investment advisers to the Tradewinds Fund and determining whether to approve the fund’s advisory arrangements, including sub-advisory arrangements. Tradewinds has served as the sub-adviser to the Tradewinds Fund. During the course of the year, the Adviser discussed several proposals with the Board in connection with an internal reorganization, including the wind down of the operations of Tradewinds and the transfer of a number of Tradewinds’ existing equity mandates to NWQ. In light of the foregoing, the Adviser considered various options relating to the Tradewinds Fund. In this regard, the Adviser recommended, and the Board approved, the Reorganization of the Tradewinds Fund (the “Target Fund”) into the Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”). The Adviser also recommended, and the Board approved, the Interim Sub-Advisory Agreement for the Target Fund pursuant to which NWQ serves as the new sub-adviser for the Target Fund replacing Tradewinds, effective August 1, 2016 for a maximum of 150 days after its effective date. In the event the Reorganization with respect to the Target Fund is not approved by the shareholders of the fund, or is not consummated prior to the termination of the Target Fund’s Interim Sub-Advisory Agreement, the Adviser also recommended, and the Board approved, the longer term appointment of NWQ as the sub-adviser to the Target Fund pursuant to the New Sub-Advisory Agreement for the Target Fund.

During the course of various meetings, the Adviser made various presentations, and the Board received a variety of materials, relating to the proposed Reorganization of the Target Fund, including, among other things: a comparison of the investment mandates of the Acquiring Fund and the Target Fund; a comparison of the historic performance of the Acquiring Fund (Class A) and the Target Fund (Class A); a comparison of fees and expenses of the Acquiring Fund and the Target Fund; and potential alternatives to the proposed Reorganization. In addition to the foregoing materials, the Board completed its annual review of advisory agreements on behalf of the Target Fund at the May Meeting of the Board and received extensive information regarding NWQ and the Target Fund prepared for such review. The Board considered, among other things:

•	the nature, extent and quality of services expected to be provided by NWQ;

•	the organization of NWQ, including the responsibilities of key investment personnel;

•	the expertise, background and investment approach of NWQ;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments and its affiliates (including NWQ) for their advisory activities;

•	the proposed sub-advisory fee of NWQ;

•	the expenses of the Target Fund, including comparisons of the Target Fund’s expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of NWQ.

At the May Meeting and prior meetings, the Adviser made presentations to and responded to questions from the Board. During these meetings, the Independent Board Members met privately with their legal counsel to, among other things, review the duties of the Board under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the New Sub-Advisory Agreement. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Target Fund, including among other things: (1) the nature, extent and quality of the services to be provided by NWQ; (2) investment performance, as described below; (3) the sub-advisory fees and the profitability of NWQ; (4) the extent of any anticipated economies of scale; (5) any benefits expected to be derived by NWQ from its relationship with the Target Fund; and (6) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the New Sub-Advisory Agreement. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering the New Sub-Advisory Agreement, the Independent Board Members considered the nature, extent and quality of services expected to be provided to the Target Fund by NWQ, including the portfolio management services. As NWQ already serves as a sub-adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of NWQ’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently sub-advised by NWQ, the

NUVEEN	117

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Independent Board Members also have relied upon their knowledge from their meetings and any other interactions throughout the year with respect to NWQ in evaluating the New Sub-Advisory Agreement.

At the May Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, NWQ’s organization and business, the types of services that NWQ provides to the Nuveen funds and is expected to provide to the Target Fund; the experience of NWQ with equity strategies; the historic performance of the funds sub-advised by NWQ; and NWQ’s investment team and its investment approach. In evaluating the services of NWQ, the Independent Board Members noted that, as sub-adviser, NWQ would essentially be providing portfolio management services only and, NWQ was not expected to supply significant administrative services to the Target Fund. The types of sub-advisory services to be provided by NWQ to the Target Fund under the New Sub-Advisory Agreement will be identical to those sub-advisory services provided by Tradewinds to the Target Fund under its Tradewinds Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Target Fund under the New Sub-Advisory Agreement were satisfactory and supported approval of the New Sub-Advisory Agreement.

B. Investment Performance

The Board noted that there is no performance record for the Target Fund with NWQ as the sub-adviser. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds sub-advised by NWQ, including the Acquiring Fund, which, like the Target Fund, employs an equity strategy encompassing all market capitalizations (although, unlike the Target Fund, the Acquiring Fund also focuses on income producing securities).

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Target Fund was expected to bear, the Independent Board Members considered, among other things, the Target Fund’s management fees and net total expense ratio (based on average net assets for the latest fiscal year), as well as the management fees and expense levels of a comparable group of peers selected by an independent third-party fund data provider. The Board further considered the proposed sub-advisory fee for NWQ. The Board recognized that the terms of the New Sub-Advisory Agreement with NWQ, subject to limited exceptions, were substantially identical to those of the Tradewinds Sub-Advisory Agreement with Tradewinds for the Target Fund. Accordingly, the Board recognized that NWQ’s portfolio management fee for sub-advising the Target Fund would be the same as Tradewinds’ portfolio management fee. The Board observed that the appointment of NWQ does not change the management fee of the Target Fund as the Adviser pays the sub-adviser out of the management fee it receives from the Target Fund. In addition, as NWQ already serves as sub-adviser to other Nuveen funds, the Independent Board Members were familiar with the sub-advisory fee NWQ assesses for such other funds.

2. Comparisons with the Fees of Other Clients

As noted, due to their experience with other Nuveen funds, the Independent Board Members were familiar with NWQ’s fee rate for portfolio management services provided to other Nuveen funds (including the Acquiring Fund) and other clients (including retail wrap accounts, registered investment adviser accounts and institutional managed accounts). The Board reviewed the average fee and fee range that NWQ assessed these other clients.

Based on their review of the fee and expense information provided, the Independent Board Members determined that NWQ’s sub-advisory fee was reasonable in light of the nature, extent and quality of services to be provided to the Target Fund.

3. Profitability of NWQ

In conjunction with their annual review, the Independent Board Members considered the profitability of Nuveen and its affiliates (including NWQ) for their advisory activities and financial condition. At the May Meeting, the Independent Board Members reviewed, among other things, NWQ’s revenues, expenses, and net revenue margins (pre- and post-tax) for its advisory activities to other Nuveen funds and the methodology for allocating expenses among the internal sub-advisers of Nuveen. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have two Independent Board Members to serve as point persons to review and keep the full Board apprised of changes to the profitability analysis and/or methodologies during the year. In evaluating profitability, the Independent Board Members have recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses, and that various allocation methodologies may each be reasonable but yield different results. Based on their review, the Independent Board Members have determined that NWQ’s level of profitability is reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to NWQ as well as any indirect benefits (such as soft dollar arrangements), if any, NWQ and its affiliates are expected to receive that are directly attributable to the management of the Target Fund. See Section E below for additional information on indirect benefits NWQ and its affiliates may

118	NUVEEN

receive as a result of their relationship with the Target Fund. Based on their review of the overall arrangements of the Target Fund, the Independent Board Members determined that the sub-advisory fee of the Target Fund was reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Target Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex to the Adviser are comprised of a fund-level component and a complex-level component. The complex-level component provides for additional breakpoints as assets in the fund complex increase. As the Target Fund pays the management fee to the Adviser and the Adviser in turn pays NWQ, however, the Board recognized that the sharing of benefits from economies of scale is reflected in fund-level and complex-level breakpoints in the management fees at the Adviser level and the appointment of NWQ does not change the management fees paid by the Target Fund or the sharing of economies of scale reflected in such advisory fee schedule.

Considering the factors above, the Independent Board Members concluded that the proposed sub-advisory fee for the Target Fund was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that NWQ or its affiliates may receive as a result of their relationship with the Target Fund. In this regard, the Independent Board Members recognized that an affiliate of NWQ served as the Target Fund’s principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by such affiliate during the last calendar year.

In addition to the above, the Independent Board Members considered that NWQ may benefit from soft dollar arrangements pursuant to which NWQ may receive research from brokers that execute the Target Fund’s portfolio transactions. The Board, however, has recognized that the research received pursuant to soft dollar arrangements by NWQ may also benefit the Target Fund and shareholders to the extent the research enhances the ability of NWQ to manage the fund. The Independent Board Members further noted that NWQ’s profitability may be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NWQ and its affiliates as a result of their relationship with the Target Fund were reasonable and within acceptable parameters.

F. Approval of the New Sub-Advisory Agreement

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable, that NWQ’s fees are reasonable in light of the services to be provided to the Target Fund and that the New Sub-Advisory Agreement should be and was approved. The Board unanimously recommended that shareholders approve the New Sub-Advisory Agreement for the Target Fund.

G. Approval of Interim Sub-Advisory Agreement

At the May Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Sub-Advisory Agreement for the Target Fund. The terms of the Interim Sub-Advisory Agreement with NWQ for the Target Fund are substantially identical to those of the Tradewinds Sub-Advisory Agreement and New Sub-Advisory Agreement, except that the Interim Sub-Advisory Agreement will have a term expiring on the earlier of 150 days after its effective date or the date the Reorganization is consummated. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Target Fund under the Interim Sub-Advisory Agreement with NWQ are at least equivalent to the scope and quality of services provided under the Tradewinds Sub-Advisory Agreement.

NUVEEN	119

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	184
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	184

120	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	184
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	184
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	184

NUVEEN	121

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	184

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	184
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	184

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	185
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	185

122	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	184
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	185
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	185
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	185
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	101

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	123

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-NWQ-0616D        18664-INV-Y-08/17

Mutual Funds

Nuveen Income Funds

Annual Report June 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Global Total Return Bond Fund	NGTAX	NGTCX	NGTRX	—	NGTIX
Nuveen High Income Bond Fund	FJSIX	FCSIX	FANSX	—	FJSYX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FSFRX	FCBYX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Global Total Return Bond Fund

Nuveen High Income Bond Fund

Nuveen Strategic Income Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. In this report, the various portfolio management teams for the Funds discuss economic and fixed income market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended June 30, 2016. These management teams include:

Nuveen Global Total Return Bond Fund

Timothy A. Palmer, CFA, and Steven S. Lee, CFA, have managed the Fund since its inception in 2011.

Nuveen High Income Bond Fund

John T. Fruit, CFA, has managed the Fund since 2006. Jeffrey T. Schmitz, CFA, has been part of the management team for the Fund since 2008.

Nuveen Strategic Income Fund

Timothy A. Palmer, CFA, has managed the Fund since 2005. Jeffrey J. Ebert and Marie A. Newcome, CFA, joined the Fund as co-portfolio managers in 2000 and 2011, respectively. Douglas M. Baker, CFA, joined the Fund as co-portfolio manager on March 18, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended June 30, 2016?

Over the twelve-month period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.2%, as reported by the “advance” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in June 2016 from 5.3% in June 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.0% annual gain in May 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, subsequent to the close of this reporting period, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.4% and 5.2%, respectively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial recording purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.0% over the twelve-month period ended June 30, 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.3% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

At the start of the reporting period, a slowdown in China and ongoing weakness across emerging markets led to renewed volatility and downward pressure for commodity prices across the board. China fears plus a global supply glut led oil prices to sell off sharply, hitting a 12-year low of approximately $26-per-barrel for West Texas Intermediate (WTI) crude in February 2016. However, in the final four months or so of the reporting period, news of a possible production freeze and a string of unexpected production outages helped prices rally back to around the $50-per-barrel mark for WTI crude.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s late-June referendum on whether to stay or leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March, propelling assets that carry more risk higher. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank (ECB), some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, concerns surrounding a disappointing jobs growth report in May, the increasing divergence between U.S. and global growth as well as tepid inflation readings led the Fed to again hold rates steady at its June and July meetings.

While the U.S. economy remained on firmer footing, the economic outlook outside the U.S. grew more uncertain as the U.K.’s late-June referendum increasingly weighed on sentiment and markets, especially in Europe. Angst surrounding growth in China also remained front and center as policymakers struggled to promote growth in this weakening economy. Japan attempted to boost growth and stave off deflation with an unexpected rate cut at the end of January, but then held off on any additional response, much to the chagrin of investors. The ECB unleashed its own combination of easing measures in March. Then on June 23, 2106, British voters shocked the world with their unexpected “Brexit” decision to leave the EU, forcing the resignation of the country’s prime minister and temporarily rocking global financial markets. In the days after the vote, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity.

As a result of the broad array of factors over the reporting period, the Treasury yield curve flattened as rates for Treasury securities with maturities of one year and less moved modestly higher, while rates for intermediate- and long-term Treasuries fell substantially. For example, yields on one-year T-bills rose by 17 basis points, while 10-year Treasury rates were 85 basis points lower by period end. While Treasury yields ended the reporting period at extremely low levels by historical standards, they remained attractive when compared to the negative rates found in many places across Europe and Asia.

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How did the Funds perform during the twelve-month reporting period ended June 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended June 30, 2016. Each Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Global Total Return Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays Global Aggregate Unhedged Bond Index and the Lipper Global Income Funds Classification Average for the twelve-month reporting period. In the first seven-and-a-half months of the reporting period, risk premiums widened across all fixed income sectors as investors favored higher quality segments of the market such as Treasuries and mortgage-backed securities. In the investment grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower quality bonds and commodity related industries to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative outlook changes for several issuers and exacerbating selling pressure in an already weak market. A large amount of merger and acquisition (M&A) related financing in the latter part of 2015 also took a toll on the technical backdrop. Market technicals remained weak as dealers tried to keep inventory levels low, which created stress across all segments of the corporate market. Financial spreads remained steady and this sector outperformed industrials, which were challenged by commodity price volatility and heavy new issue supply. Around mid-February 2016, oil prices began to rebound off their lows and the Fed indicated a more cautious approach to rate hikes, causing a strong rally in both high yield and investment grade credit. The technical backdrop also improved after the ECB announced that it would start buying euro-denominated credit issues in both the primary and secondary markets. This caused foreign investors to increase their holdings of U.S. corporate paper given more attractive valuations in the U.S. market. Industrials outperformed financials in this latter part of the reporting period as commodity prices stabilized and investors became concerned about loan performance given uncertainty in the global economic outlook.

High yield bond prices were under extreme pressure in the first seven months of the reporting period as global growth concerns, the Fed’s mixed messages and accumulating sector specific issues weighed on confidence and led to a poor technical backdrop. A flight-to-quality ensued due to persistent commodity weakness and increased distress among lower rated issues. Energy bonds, which comprise approximately 13% of the market, continued to be pressured by falling crude prices, while the weak global growth outlook also caused base metal, iron ore and coal bonds to trade at multi-year lows. Elevated risks in the commodity sector curbed risk appetites and led to underperformance in the CCC credit rated space, which is more exposed to these cyclically weak areas. However, high yield bond prices finally found support midway through February 2016, after suffering through a 20-month long bear market. High yield spreads tightened significantly and the energy and metals/mining sectors enjoyed strong recoveries after bearing the brunt of the market sell-off. The recovery, however, was not enough to offset earlier underperformance and U.S. high yield fell short of all other U.S. fixed income asset classes for the full reporting period. On the other hand, the segment outperformed European issues, given Brexit uncertainty, as well as the relative richness of euro high yield given its outperformance in 2015’s sell-off.

Non-U.S. interest rates and currencies took the Feds December 2015 rate increase in stride, reacting moderately to prospects for a higher U.S. rate structure. A moderate message from the Fed, below trend global growth, the lack of inflation pressures and ongoing

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Portfolio Managers’ Comments (continued)

risk aversion in credit helped keep market rates in check early in the reporting period. Europe and Japan, while posting reasonable growth data, continued to witness broadly disinflationary effects beyond energy, leading to meaningfully lower inflation expectations. After a pause in its quantitative easing efforts, the ECB aggressively ramped up its efforts to reverse disinflation and expand lending activity in March 2016 by expanding its measures and pushing interest rates deeper into negative territory. After the Fed validated the market’s assessment that the pace of its rate hikes would slow further, global rates fell precipitously and the U.S. dollar declined. Risk appetite was supported, particularly corporate credit, in light of the ECB’s move to buy corporate bonds. China worked to stabilize its yuan currency, while rumors flourished that global policymakers agreed to a secret “Shanghai Accord” at the G-20 meeting, in a coordinated effort to weaken the dollar and end recent “currency wars.” In the final days of the reporting period, the unexpected Brexit vote had a significant impact on major currencies, slashing the value of the British pound and other European currencies versus the dollar. Conversely, the yen was driven up by the flight to quality and disappointment over the lack of any stimulative action by the Bank of Japan, as well as the dovish turn from the Fed. However, global leaders were relieved to see the relatively contained short-term asset reaction outside of Europe. The Japanese yen appreciated sharply over the reporting period, given flight-to-quality inflows and appreciation caused by the failure of “Abenomics” to remain on track.

Emerging market (EM) bonds and currencies had a rocky start to the reporting period as decelerating data out of China continued to raise questions about the country’s growth and the resultant impact on the rest of the world. Political disarray, stagnant growth and currency weakness continued to plague Brazil, threatening further instability in this large EM player, while a surprise policy shift in South Africa exacerbated the volatility. As the reporting period progressed, however, EM bonds and currencies benefited from stabilizing domestic fundamentals and positive policy developments globally, which led to investor inflows and a reversal from very cheap valuations. Rising oil prices boosted growth and reduced the stress on commodity-dependent economies. The market was also supported by the aggressive ECB actions, the Fed’s cautious posture and evidence of Chinese fiscal stimulus. Despite elevated volatility in global markets at the end of the reporting period due to the U.K. referendum, EM debt posted strong returns over the reporting period, outperforming all other fixed income asset classes. EM currencies declined versus the U.S. dollar, owing to global growth concerns, volatile commodities and capital outflows. Commodity sensitive currencies were hardest hit.

In the securitized sectors, commercial mortgage-backed securities (CMBS) performed well overall during the reporting period as global central bank support, increased appetite for risk, sharply reduced supply and strong demand for high quality, non-government securities all contributed to the tightening of risk premiums in the segment. Traditional consumer asset-backed securities (ABS) outperformed Treasuries as consumer credit metrics outside of subprime auto remained solid. Agency and non-agency mortgage-backed securities (MBS) performed fairly well during the reporting period, outpacing Treasuries as mortgage delinquencies continued to decline and housing market fundamentals remained broadly supportive of the this segment of the MBS market.

The Fund’s overweight to credit sectors was the largest detractor from relative performance during the reporting period. The volatile market conditions and pressures on credit and economically sensitive sectors of the market drove this shortfall versus the benchmarks. The majority of the negative impact took place in the first seven months of the reporting period. The dramatic sell-off in high yield credit during this reporting period was the most significant factor. The Fund was positioned with an overweight to high yield, while our holdings in cyclical credits within the sector also contributed to some of the underperformance. After oil prices hit bottom in mid-February, the high yield segment surged, contributing favorably to the Fund’s results later in the reporting period, but not enough to offset the earlier underperformance.

Investment grade credit was also a drag on the Fund’s performance, driven by our overweight to credit and positioning within the sector. Within investment grade, our overweight positions in both cyclical credits and BBB rated credits detracted from performance in the first seven months of the reporting period. Also, the benefit of the Fund’s large overweight to financials was more than offset by its smaller, but hard hit, positions in energy, metals and other cyclically sensitive industries. The tables turned in the final five months of the reporting period as some of these same themes in the investment grade sector, particularly our lower quality bias, worked to the Fund’s benefit. However, security selection lagged as financials underperformed industrials later in the reporting period in light of Brexit and credit fears. Our exposure to EM investment grade credit modestly benefited performance, with the positive effect taking place in the second half of the reporting period.

The impact from currency positioning also detracted from the Fund’s relative performance driven largely by our significant underweight to the Japanese yen, which represents a large weight in the index. The yen was among the best performing currencies during

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the reporting period as Japanese data disappointed and policymakers failed to respond, as well as from the global flight to quality around Brexit and from lowered expectations for Fed rate hikes and lower Treasury yields. Away from the yen, the overall level of the U.S. dollar had minimal impact, while selection in EM currencies had a net negative impact as the decline in the Mexican peso more than offset gains from our positioning in India, Indonesia and Korea. Mexican peso underperformance was driven by global uncertainties, domestic economic concerns given the proximity to the U.S., and negative technicals associated with large overweights of global investors. On the other hand, an underweight to the euro was additive, while our large underweight to the U.K. pound was also very beneficial, given the Brexit stress and the currency’s dramatic decline.

Our overall global interest rate positioning was a neutral factor during the reporting period with early and late gains, including tactical moves, offset by the sharp rally in Japanese bonds, which we did not hold, during the middle of the reporting period. Overall, our small duration underweight to the index detracted slightly, but this was somewhat offset by market selection gains elsewhere, with gains in the U.S., U.K., the Eurozone and emerging Europe adding value and South Africa and Mexico detracting.

As the reporting period drew to a close, we maintained the Fund’s positioning for moderate economic growth and supportive financial conditions. Our portfolio construction continued to be focused on income generation driven primarily through diversified exposure to credit and selected local bond markets globally. We continued to hold an underweight to mortgages and structured bonds, given better opportunities elsewhere. We also continued to allocate away from U.S. Treasury and Japanese government securities as these offered unattractive duration and yield profiles.

We remained overweight European duration, although we reduced peripheral Eurozone exposure in May in advance of expected Brexit stress. We added selectively to EM, repositioning from local bonds in some markets based on shifting valuations. Other corporate bond activity focused on repositioning individual issues according to relative value opportunities and developing credit views. Owing to our patience and conviction around our core macro themes and fundamental research, our activity more recently has remained generally light.

Currency positioning remained overweight the U.S. dollar, as we reduced some EM currencies before the U.K. referendum, given the binary nature of the outcome. We also reduced the Fund’s underweight to the euro, taking advantage of Brexit-related weakness. We remained cautious on commodity sensitive currencies, awaiting increased visibility on individual country growth outlooks and policy developments. Overall duration and currency positioning reflected a bias for U.S. growth leadership, but tempered by a moderate growth, low inflation outlook.

During the reporting period, we also continued to utilize various derivative instruments. We use foreign currency exchange contracts to gain exposure to selected foreign currencies, as well as in some cases to hedge the currency risk present in a foreign bond. The overall effect of the foreign currency exchange contracts was positive.

We use U.S. Treasury futures and euro dollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and use selected foreign bond futures to actively manage exposure to those markets. The effect of these activities during the reporting period was negative.

We also use interest rate swaps as part of an overall portfolio interest rate strategy to manage duration and overall portfolio yield curve exposure. The swap contracts detracted from performance during the reporting period.

We use credit default swaps to take on credit risk and earn a commensurate credit spread. The effect of these swap positions on performance was negative during the reporting period.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays High Yield 2% Issuer Capped Index and the Lipper High Current Yield Funds Classification Average for the twelve-month reporting period. In the first seven-and-a-half months of the reporting period, risk premiums widened across all fixed income sectors as investors favored higher quality segments of the market such as Treasuries and mortgage-backed securities. High yield bond prices were under extreme pressure as global growth concerns, the Fed’s mixed messages and accumulating sector specific issues weighed on confidence and led to a poor technical backdrop. A flight-to-quality ensued due to persistent commodity weakness and increased distress among lower-rated issues. Energy bonds,

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Portfolio Managers’ Comments (continued)

which comprise approximately 13% of the market, continued to be pressured by falling crude prices, while the weak global growth outlook also caused base metal, iron ore and coal bonds to trade at multi-year lows. The elevated risks in the commodity sector curbed risk appetites and led to underperformance in the CCC credit rated space, which is more exposed to these cyclically weak areas. The sell-off within the high yield market during the latter part of 2015 and into the early part of 2016 was historic in its severity as high yield spreads widened to approximately 840 basis points in February, more than 300 basis points wider than where they had been six months earlier as measured by the Barclays High Yield 2% Issuer Capped Index.

However, in February 2016, oil prices started to rebound and stability in certain economic data gave investors’ confidence that the growth scare that had gripped the market had passed. High yield bond prices finally found support midway through February after suffering through a 20-month long bear market and spreads tightened significantly over Treasuries. The most oversold sectors of energy and basic materials rallied hard as market participants scrambled to regain exposure to many of the same credits that had been liquidated throughout 2015 and the early part of 2016. The major rebound in energy and commodity bond prices also drove the lower rated CCC tier of the market much higher. In addition, the market saw strong performance from “fallen angels” (i.e. former investment grade issuers downgraded to junk status), even though they represent only 5% of the index. Earlier in the reporting period, fallen angels in the energy space had experienced extreme sell-offs as they exited the investment grade universe, but then subsequently recovered once gravitating to high yield. While the high yield market continued its upward momentum as fears of a hard landing in China faded, oil markets found longer-term support and high yield fundamentals were firm, the recovery was not enough to offset earlier underperformance and U.S. high yield fell short of all other U.S. fixed income asset classes for the full reporting period.

In the early part of the reporting period, high yield bonds from emerging markets (EM) remained under pressure due to strength in the U.S. dollar versus various EM currencies and these markets’ disproportionate exposure to weakness in commodities. In September 2015, S&P downgraded the sovereign rating of Brazil, Latin America’s largest EM issuer, from BBB- to BB+ and followed with downgrades to many of the country’s corporate issuers. Despite yet more volatility within the asset class over the U.K. uncertainty as the reporting period progressed, the net outcome was benign for EM bonds as U.S. recessionary fears faded and the Brexit shock ironically ended up being a positive for EM fixed income returns. That was likely due to the fact that fundamentally, the worst has likely passed for EM imbalances, with current accounts largely improved and growth deceleration likely behind us. EM debt, therefore, proved resilient in the second half of the reporting period and significantly outperformed the U.S. high yield market as the market was anchored by supportive technical factors and a higher correlation to Treasuries. On the other hand, European high yield underperformed the U.S. market, given Brexit uncertainty as well as the relative richness of the segment given its outperformance in 2015’s sell-off.

Apart from the commodity sectors, the high yield market continued to experience very little default activity. However, when including commodities, the high yield market year-to-date 2016 has already surpassed 2015’s default volume of $38 billion. Notably, 85% of default activity has come from the energy and metals/mining industries, and has caused Moody’s speculative grade default rate to tick up to 4.5%, surpassing its long-term average of 4.2% for the first time since August 2010. Over the remainder of 2016, we expect the overall default rate to tick gradually higher to around 5%, led by continuing defaults within the energy space.

With this backdrop in mind, the majority of the Fund’s underperformance took place in the first seven months of the reporting period before the price of oil bottomed, due to its exposures to cyclically challenged areas such as basic materials and energy. While the Fund’s weights in both the energy and metals/mining sectors were close to that of the benchmark, we saw a relentless sell-off in higher risk (lower quality) names held in our portfolio. Similarly, exposures to smaller-sized issues, and therefore less liquid areas of the market, saw little in the way of sponsorship from the market, hampering relative returns for a number of our holdings. Also, our lower quality bias also did not serve the Fund well during this reporting period of growing risk aversion. Stylistically, our Fund has long sacrificed some degree of market liquidity and existed with a lower average quality as a byproduct of our bottom-up, value-oriented approach to security selection, which sometimes manifests itself in investments in smaller, less followed credits, and by extension, less liquid holdings. However, fears surrounding the Fed tightening cycle drove investors to hold a greater percentage of liquid bonds due to what the market perceived as a growing redemption risk. During this reporting period, we decided to sell some of the Fund’s money-losing positions and realize losses in order to increase the overall quality of the energy portfolio in particular. However, de-risking proved very challenging, especially and most notably within the energy space as liquidity all but dried up.

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The tide finally started to turn for the Fund during second half of February 2016 and throughout the remainder of the reporting period as risk appetites returned and the overall high yield market trended higher. This was most evident among CCC rated debt, but also helped many of the previously lagging growth-sensitive areas of the market, specifically basic materials and energy. Former safe havens, such as BB rated securities, and more defensive areas of the market such as consumer oriented, health care and telecommunications, all lagged the broader market. Market liquidity also improved markedly from earlier in the reporting period, and while not as active as in prior years, capital markets improved and remained accessible for most high yield issuers. These developments also aided performance since the Fund, as noted above, had previously been negatively impacted by price swings in many of the less liquid, smaller issue size credits that were not necessarily an indictment of underlying credit quality, but suffered simply because of illiquid markets. While exposure to some of these areas was a source of underperformance earlier on, it also led to the Fund carrying a high current yield advantage and a lower average dollar price than the broader market.

Toward the end of the reporting period, we tactically increased the Fund’s CCC credit quality exposure to take advantage of historically wide spreads in this area of the market, where yields averaged around 15% at the beginning of April 2016. While the Fund typically has a more modest 3-5% overweight to CCC credit versus the benchmark weight, we gradually increased it to 13% by June 30, 2016. Because this level of overweight represents the high end of our comfort level, we will look for opportunities to reduce the Fund’s CCC credit weight as we monetize certain positions that become more fully valued. However, we anticipate continuing to position the Fund with some degree of overweight to lower rated credit compared to the benchmark because we believe the economy will be resilient enough to support valuations in high yield credit over the coming months. Additionally, we believe the elevated level of default risk among energy and commodity-related credits is largely priced into the market, with most of the damage to those sectors already done. Despite the outperformance of the CCC credit rating in the final months of the reporting period, we believe that investors continue to be generously compensated to accept credit risk in the CCC and less-liquid areas of the market, which suffered the most during the latest round of technical weakness and concerns over oil. High yield investors have now perhaps started to look beyond the trough in oil prices and thus become more immune to the oil price volatility, as the correlation of oil prices to the health of the high yield market seems to be finally diminishing.

We continued to underweight BB rated securities as they still appear rich in valuation following a long stretch of outperformance during which investors preferred a greater degree of safety, given the many sources of macro-related volatility. Spread differentials between BB rated securities and their lower rated counterparts are still meaningfully wide, so we continue to seek out better total return and yield opportunities in lower rated credit. It is important to note here, however, that keeping some allocation to higher quality, and more liquid bonds, will always have sufficient representation in the Fund to help ride out bouts of market volatility or redemptions.

The Fund maintained an underweight to energy versus the index during much of the reporting period, but moved to a market weight in energy by the end of the reporting period via the addition of a number of fallen angels (former investment grade issuers downgraded to junk status). With so much volatility within the sector, we believed it was important to actively reposition to keep an optimal exposure. This was partly out of necessity as the energy sector underwent a number of changes to its index constituents, resulting in a higher index quality. Over the past few quarters, several high yield energy issuers moved into default and hence exited the index, while at the same time we saw a myriad of rather large, former investment grade issuers enter the high yield index. We decided to reposition our exposures to keep up with the new realities of the lower commodity price environment, while taking advantage of certain dislocated prices, with an eye toward long-term price recovery. The global oil glut has shown signs of easing as U.S. production levels have fallen. We maintain some exposure to heavily discounted bonds of energy producers that are positioned to capture upside performance if oil prices stage a further comeback, but at the same time we’ve taken steps to greatly reduce the Fund’s overall risk to the sector.

Elsewhere from a sector standpoint, we maintained the Fund’s overweight to the metals and mining space, which we gradually increased further in 2016 to take advantage of severely dislocated prices and yields, which we viewed as attractive from a longer-term perspective. The Fund’s exposure within the metals and mining sector is well diversified among producers of coal, iron ore, steel/aluminum, precious metals and base metals. We believe that with risk appetites rebounding, many of the past year’s lagging sectors could start to enjoy better relative performance. The same can be said with other global cyclical sectors such as paper and chemicals, where we also maintained overweights and which also enjoyed significant spread premiums to the broader market. While concerns around Chinese growth are likely to linger in the second half of 2016, continued growth in the U.S. and improved economic

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Portfolio Managers’ Comments (continued)

conditions in China would certainly benefit these sectors. We also carried an overweight to the transportation sector, predominately among holdings in the shipping and airline leasing segments. In particular, the medium-/long-range product tanker business is enjoying very strong fundamentals.

We kept the Fund’s EM exposure at less than 5%. China remains a source of fragile stability for the EM asset class, given that its economy faces challenging headwinds. However, Brazil credit benefited from some signs that the political situation had calmed with the new government, enjoying an impressive rally along with other sovereign credits following the Brexit vote. EM indexes performed well toward the end of the reporting period, mainly because of their up-in-quality bias given the preponderance of sovereign-related credit in the major indexes. While an inflection point in EM growth has not yet materialized, there is some hope that stabilization may come in the next year and lead to specific opportunities for adding exposure. In fact, we added to two Latin American high yield bonds, both in government-related credits, late in the reporting period. Although European high yield underperformed both U.S. and EM high yield, it was mainly due to the weaker euro and volatility surrounding the Brexit vote. We did maintain modest exposure to certain financial hybrid (preferred) securities from European banks.

We maintained small weights in closed-end investment funds that invest in leveraged loans, high yield and EM debt, as well as equities. While discounts to net asset value have begun to narrow since the market bottomed in February 2016, we still see compelling opportunities to buy securities at attractive discounts and lock in generous distribution yields. The Fund also maintained an allocation to other preferred stocks, most in financials, including real estate investment trusts (REITs).

At the end of the reporting period, the Fund’s average duration (interest rate sensitivity) was 3.72 years, which was about half-a-year shorter than the benchmark’s duration. We continue to believe that high yield investors are well protected from rate moves, with spreads typically absorbing a significant fraction of the change in Treasury yields, given the naturally low duration of the asset class and the incremental spread that helps mitigate any price movements.

During the reporting period, we also continued to utilize various derivative instruments. We use Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The effect of these activities was positive on performance during the reporting period.

We also used interest rate swaps as part of our portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The interest rate swaps detracted from performance during the reporting period. These contracts were terminated prior to the end of the reporting period.

We used foreign currency exchange contracts to manage the Fund’s foreign currency exposures. During the reporting period, these instruments were used primarily for hedging purposes to reduce unwanted currency exposure from the Fund’s bond portfolio. These positions had a positive impact on performance during the reporting period.

In addition, the Fund entered into CDX and ITRX swaps to take on credit risk and earn a commensurate credit spread. The effect of these activities on performance was negligible during the period. These contracts were terminated prior to the end of the reporting period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the twelve-month reporting period. In the first seven-and-a-half months of the reporting period, risk premiums widened across all fixed income sectors as investors favored higher quality segments of the market such as Treasuries and mortgage-backed securities. In the investment-grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower quality bonds and commodity related industries to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative outlook changes for several issuers and exacerbating selling pressure in an already weak market. A large amount of merger and acquisition (M&A) related financing in the latter quarters of 2015 also took a toll on the technical backdrop. Market technicals remained weak as dealers tried to keep inventory levels low, which created stress across all segments of the corporate market. Financial spreads remained steady and this sector outperformed industrials, which were challenged by commodity price volatility and heavy new issue

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supply. Around mid-February 2016, oil prices began to rebound off their lows and the Fed indicated a more cautious approach to rate hikes, causing a strong rally in both high yield and investment grade credit. The technical backdrop also improved after the ECB announced that it would start buying euro-denominated credit issues in both the primary and secondary markets. This caused foreign investors to increase their holdings of U.S. corporate paper given more attractive valuations in the U.S. market. Industrials outperformed financials in this latter part of the reporting period as commodity prices stabilized and investors became concerned about loan performance given uncertainty in the global economic outlook.

High yield bond prices were under extreme pressure in the first seven months of the reporting period as global growth concerns, the Fed’s mixed messages and accumulating sector specific issues weighed on confidence and led to a poor technical backdrop. A flight-to-quality ensued due to persistent commodity weakness and increased distress among lower rated issues. Energy bonds, which comprise approximately 13% of the market, continued to be pressured by falling crude prices, while the weak global growth outlook also caused base metal, iron ore and coal bonds to trade at multi-year lows. Elevated risks in the commodity sector curbed risk appetites and led to underperformance in the CCC credit rated space, which is more exposed to these cyclically weak areas. However, high yield bond prices finally found support midway through February 2016, after suffering through a 20-month long bear market. High yield spreads tightened significantly and the energy and metals/mining sectors enjoyed strong recoveries after bearing the brunt of the market sell-off. The recovery, however, was not enough to offset earlier underperformance and U.S. high yield fell short of all other U.S. fixed income asset classes for the full reporting period. On the other hand, the segment outperformed European issues, given Brexit uncertainty, as well as the relative richness of euro high yield given its outperformance in last year’s sell-off.

In the securitized sectors, commercial mortgage-backed securities (CMBS) performed well overall during the reporting period as global central bank support, increased appetite for risk, sharply reduced supply and strong demand for high quality, non-government securities all contributed to the tightening of risk premiums in the segment. Traditional consumer asset-backed securities (ABS) outperformed Treasuries as consumer credit metrics outside of subprime auto remained solid. Agency and non-agency mortgage-backed securities (MBS) performed fairly well during the reporting period, outpacing Treasuries as mortgage delinquencies continued to decline and housing market fundamentals remained broadly supportive of this segment of the MBS market.

Non-U.S. interest rates and currencies took the Fed’s December 2015 rate increase in stride, reacting moderately to prospects for a higher U.S. rate structure. A moderate message from the Fed, below trend global growth, the lack of inflation pressures and ongoing risk aversion in credit helped keep market rates in check early in the reporting period. Europe and Japan, while posting reasonable growth data, continued to witness broadly disinflationary effects beyond energy, leading to meaningfully lower inflation expectations. After a pause in its quantitative easing efforts, the ECB aggressively ramped up its efforts to reverse disinflation and expand lending activity in March 2016 by expanding its measures and pushing interest rates deeper into negative territory. After the Fed validated the market’s assessment that the pace of its rate hikes would slow further, global rates fell precipitously and the U.S. dollar declined. Risk appetite was supported, particularly corporate credit, in light of the ECB’s move to buy corporate bonds. China worked to stabilize its yuan currency, while rumors flourished that global policymakers agreed to a secret “Shanghai Accord” at the G-20 meeting, in a coordinated effort to weaken the dollar and end recent “currency wars.” In the final days of the reporting period, the unexpected Brexit vote had a significant impact on major currencies, slashing the value of the British pound and other European currencies versus the dollar. Conversely, the yen was driven up by the flight to quality and disappointment over the lack of any stimulative action by the Bank of Japan, as well as the dovish turn from the Fed. However, global leaders were relieved to see the relatively contained short-term asset reaction outside of Europe. The Japanese yen appreciated sharply over the reporting period, given flight-to-quality inflows and appreciation caused by the failure of “Abenomics” to remain on track.

Emerging market (EM) bonds and currencies had a rocky start to the reporting period as decelerating data out of China continued to raise questions about the country’s growth and the resultant impact on the rest of the world. Political disarray, stagnant growth and currency weakness continued to plague Brazil, threatening further instability in this large EM player, while a surprise policy shift in South Africa exacerbated the volatility. As the reporting period progressed, however, EM bonds and currencies benefited from stabilizing domestic fundamentals and positive policy developments globally, which led to investor inflows and a reversal from very cheap valuations. Rising oil prices boosted growth and reduced the stress on commodity-dependent economies. The market was also supported by the aggressive ECB actions, the Fed’s cautious posture and evidence of Chinese fiscal stimulus. Despite elevated volatility in global markets at the end of the reporting period due to the U.K. referendum, EM debt posted very strong returns over the

NUVEEN	13

Portfolio Managers’ Comments (continued)

reporting period, outperforming all other fixed income asset classes. EM currencies declined versus the U.S. dollar, owing to global growth concerns, volatile commodities and capital outflows. Commodity sensitive currencies were hardest hit.

The volatile market conditions and pressures on credit and economically sensitive sectors of the market drove the Fund’s shortfall versus the benchmarks, with the majority of the negative impact taking place in the first seven months of the reporting period. The dramatic sell-off in high yield credit during this time frame was the most significant factor. The Fund was positioned with a substantial overweight to high yield, while our holdings in oil and cyclical credits within the sector also contributed to some of the underperformance. After oil prices hit bottom in mid-February 2016, the high yield segment surged, contributing favorably to the Fund’s results later in the reporting period, but not enough to offset the earlier underperformance.

Investment grade credit was also a drag on the Fund’s performance, mainly due to our security selection and lower quality bias within the sector. Within investment grade, our overweight positions in both cyclical credits and BBB rated credits detracted from performance in the first seven months of the reporting period. Also, the benefit of the Fund’s large overweight to financials during this reporting period was more than offset by its smaller, but hard hit, positions in energy, metals and other cyclically sensitive industries. The tables turned in the final five months of the reporting period as some of these same themes in the investment grade sector, particularly our lower quality bias, worked to the Fund’s benefit. However, security selection continued to detract as financials meaningfully underperformed industrials later in the reporting period in light of Brexit and credit fears. Additionally, some of our holdings in the industrial sectors continued to lag. Our exposure to EM investment grade credit modestly detracted from performance, with the negative impact taking place early in the reporting period.

Foreign currency exposure was also a marginal detractor given the strong “risk-off” appreciation of the Japanese yen and downward pressure on the Mexican peso driven by global uncertainties, economic concerns and commodity volatility. Our positions in foreign bonds also had a slightly negative impact. The Fund’s modest exposures in securitized sectors, including CMBS, MBS and ABS, were not meaningful drivers of returns during the reporting period.

In aggregate, our interest rate strategies had little impact on performance as the positive results from our yield curve positioning were mostly offset by the negative effect of our duration moves. We positioned the Fund to benefit from a flatter yield curve, which proved advantageous; however, our generally defensive duration stance meant the Fund did not keep up with the sharp decline in Treasury rates during the reporting period.

As the reporting period drew to a close, we maintained the Fund’s positioning for moderate economic growth and supportive financial conditions. Our portfolio construction continued to be focused on income generation driven primarily through diversified exposure to investment grade and high yield credit. Toward the end of the reporting period, we marginally reduced the Fund’s weight to investment grade credit as some holdings hit near-term valuation targets, using the proceeds to increase exposure across other areas of the portfolio at the margin. Other activity focused on repositioning individual issues according to relative value opportunities and developing credit views. We continue to emphasize financials, which we believe are quite inexpensive in both relative and absolute terms and provide good income and performance potential to the portfolio. Outside of financials, credit selection remains crucial given the cross currents impacting various industries and credits in different ways in a slow-growth economy.

Away from credit, we continued to find opportunities in the CMBS and ABS sectors that provided attractive yields, and added marginally to those weights during the reporting period. We continued to hold large underweights to MBS and Treasuries in the Fund, as these sectors offered unattractive duration and yield profiles.

Although we believe foreign markets and currencies provide select opportunities, we ended the reporting period with only small positions in these segments. We expect some opportunities in currencies as the global recovery progresses, given signs of stabilization in trade and manufacturing and significant adjustments that have occurred, but had relatively low currency exposure at the end of the reporting period. We remain alert for economic shifts in key markets and await better fundamentals and catalysts for our investment themes before adding meaningfully to the Fund’s foreign positions.

We ended the reporting period with the Fund’s duration near the benchmark index, but comprised of sectors we believe will have less sensitivity to increases in U.S. Treasury rates, in the event they move higher. We see interest rate risk as asymmetric, with increases more likely, and will monitor conditions accordingly. However, given the prevailing global economic and monetary

14	NUVEEN

conditions, we do not expect a large, sharp move higher in rates. As a result, we do not believe that an aggressive positioning in interest rates is a beneficial strategy from a risk/reward perspective at this time.

During the reporting period, we also continued to utilize various derivative instruments. We use foreign currency exchange forward contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a positive impact on performance during the reporting period.

We use U.S. Treasury futures and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and selected foreign bond futures to actively manage exposure to those markets. The overall effect on performance during the reporting period was negative. We also use interest rate swaps to manage portfolio duration and overall portfolio yield curve exposure and these positions also detracted from performance during the reporting period.

In addition, we entered into credit default swaps as a way to take on credit risk and earn credit spread. The effect of these activities on performance was negative during the reporting period.

NUVEEN	15

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Global Total Return Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are also subject to prepayment risk, liquidity risk, default risk and adverse economic developments. The Fund’s potential use of derivative instruments involves a high degree of financial risk and additional transaction costs.

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2016, Nuveen High Income Bond Fund and Nuveen Strategic Income Fund had positive UNII balances for tax purposes while Nuveen Global Total Return Bond had a zero unit balance for tax purposes. The Nuveen High Income Bond Fund and Nuveen Strategic Income Fund had positive UNII balances while the Nuveen Global Total Return Bond Fund had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by Nuveen High Income Bond and Nuveen Strategic Income Fund during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements

16	NUVEEN

other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

The Nuveen Global Total Return Bond Fund pays a regular monthly distribution to shareholders based on dividends and interest received from fixed-income securities, net of expense. The Fund invests in a global bond strategy that has exposure to non-U.S. dollar denominated fixed-income securities, and when such a security is sold a currency gain/loss may occur. Net currency gains from sales of non-U.S. fixed-income securities are treated as ordinary income for federal tax purposes, and serve to add to the Fund’s net income from interest and dividends received on portfolio securities, while net currency losses will offset any net income from dividends and interest. During the current fiscal year, the Fund experienced significant net currency losses as the U.S. dollar generally strengthened relative to foreign currencies. These net currency losses during the fiscal year were in an amount that offset a substantial portion of the Fund’s net investment income from dividends and interest. Consequently, a significant amount of the distributions paid during the year are being re-characterized as return of capital, which is identified in the table below.

Nuveen Global Total Return Bond Fund

	Share Class
Fiscal Year Ended June 30, 2016	Class A	Class C	Class R3	Class I
Regular monthly per share distribution
From net investment income	$0.0639	$0.0619	$0.0611	$0.0629
Return of capital	0.6361	0.5046	0.5949	0.6851
Total per share distribution	$0.7000	$0.5665	$0.6560	$0.7480

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18	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Global Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	2.42%	2.52%
Class A Shares at maximum Offering Price	(2.44)%	1.44%
Barclays Global Aggregate Unhedged Bond Index	8.87%	1.77%
Lipper Global Income Funds Classification Average	4.38%	2.34%

Class C Shares	1.65%	1.86%
Class R3 Shares	2.16%	2.33%
Class I Shares	2.69%	2.84%

Since inception returns are from 12/02/11. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or of after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.89%	2.64%	2.14%	1.64%
Net Expense Ratios	0.96%	1.71%	1.21%	0.71%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

20	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.48)%	3.37%	5.75%
Class A Shares at maximum Offering Price	(9.97)%	2.37%	5.24%
Barclays High Yield 2% Issuer Capped Index	1.65%	5.84%	7.61%
Lipper High Current Yield Funds Classification Average	(0.20)%	4.57%	6.01%

Class C Shares	(6.27)%	2.65%	5.00%
Class R3 Shares	(5.76)%	3.11%	5.48%
Class I Shares	(5.21)%	3.68%	6.03%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.01%	1.76%	1.25%	0.76%

22	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	23

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.94%	4.32%	5.94%
Class A Shares at maximum Offering Price	(3.38)%	3.41%	5.48%
Barclays U.S. Aggregate Bond Index	6.00%	3.76%	5.13%
Lipper Multi-Sector Income Funds Classification Average	1.75%	3.64%	5.13%

Class C Shares	0.20%	3.55%	5.15%
Class R3 Shares	0.70%	4.05%	5.64%
Class I Shares	1.19%	4.56%	6.19%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	1.28%	0.82%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.92%	1.67%	1.17%	0.61%	0.67%
Net Expense Ratios	0.82%	1.57%	1.07%	0.50%	0.57%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

24	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	25

Yields as of June 30, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Global Total Return Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	3.29%	2.74%	3.21%	3.70%
SEC 30-Day Yield – Subsidized	3.07%	2.48%	2.99%	3.47%
SEC 30-Day Yield – Unsubsidized	1.90%	1.26%	1.73%	2.24%

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	7.04%	6.66%	7.16%	7.62%
SEC 30-Day Yield – Subsidized	8.87%	8.58%	9.09%	9.58%
SEC 30-Day Yield – Unsubsidized	8.87%	8.58%	9.09%	9.58%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	4.86%	4.30%	4.83%	5.30%	5.31%
SEC 30-Day Yield – Subsidized	4.79%	4.27%	4.75%	5.28%	5.26%
SEC 30-Day Yield – Unsubsidized	4.70%	4.17%	4.67%	5.23%	5.17%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

26	NUVEEN

Holding

Summaries as of June 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Global Total Return Bond Fund

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.7%
Corporate Bonds	38.4%
$1,000 (par or similar) Institutional Preferred	9.4%
Asset-Backed and Mortgage-Backed Securities	5.8%
Sovereign Debt	43.1%
Repurchase Agreements	6.4%
Other Assets Less Liabilities	(3.8)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Banks	17.0%
Oil, Gas & Consumable Fuels	7.5%
Capital Markets	6.2%
Wireless Telecommunication Services	5.9%
Chemicals	4.8%
Software	4.6%
Metals & Mining	4.3%
Industrial Conglomerates	4.1%
Diversified Financial Services	3.8%
Energy Equipment & Services	3.8%
Electric Utilities	3.8%
Media	3.4%
Insurance	3.3%
Machinery	3.1%
Paper & Forest Products	2.9%
Hotels, Restaurants & Leisure	2.9%
Other	18.6%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	26.5%
AA	0.3%
A	18.3%
BBB	31.1%
BB or Lower	23.8%
Total	100%

Country Allocation

(% of net assets)

United States	30.2%
Germany	12.0%
Mexico	10.8%
United Kingdom	6.3%
Canada	6.2%
France	6.0%
Australia	5.2%
Italy	4.1%
South Africa	3.8%
Argentina	2.2%
Switzerland	1.7%
Portugal	1.7%
Other	13.6%
Other Assets Less Liabilities	(3.8)%
Net Assets	100%

1	Excluding investments in derivatives.

NUVEEN	27

Holding Summaries as of June 30, 2016 (continued)

Nuveen High Income Bond Fund

Fund Allocation

(% of net assets)

Common Stocks	0.5%
Convertible Preferred Securities	1.6%
Variable Rate Senior Loan Interests	4.8%
$25 Par (or similar) Retail Preferred	3.8%
Corporate Bonds	75.8%
Convertible Bonds	0.0%
$1,000 (par or similar) Institutional Preferred	4.0%
Asset-Backed Securities	0.0%
Investment Companies	3.2%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	20.1%
Borrowings	(5.5)%
Other Assets Less Liabilities	(8.3)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Oil, Gas & Consumable Fuels	15.9%
Metals & Mining	9.5%
Media	7.2%
Wireless Telecommunication Services	6.0%
Chemicals	5.5%
Marine	3.6%
Building Products	2.9%
Diversified Telecommunication Services	2.9%
Aerospace & Defense	2.7%
Containers & Packaging	2.7%
Energy Equipment & Services	2.6%
Construction Materials	2.4%
Independent Power & Renewable Electricity Producers	2.4%
Diversified Financial Services	2.3%
Food & Staples Retailing	2.3%
Commercial Services & Supplies	2.2%
Electric Utilities	2.1%
Hotels, Restaurants & Leisure	1.9%
Paper & Forest Products	1.9%
Consumer Finance	1.8%
Other	19.2%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)1

AA	0.0%
BBB	5.3%
BB or Lower	87.7%
N/R (not rated)	7.0%
Total	100%

1	Excluding investments in derivatives.

28	NUVEEN

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.0%
Convertible Preferred Securities	0.2%
Variable Rate Senior Loan Interests	1.6%
$25 Par (or similar) Retail Preferred	0.3%
Corporate Bonds	74.2%
$1,000 (par or similar) Institutional Preferred	8.0%
Asset-Backed and Mortgage-Backed Securities	9.2%
Sovereign Debt	5.2%
Investments Purchased with Collateral from Securities Lending	13.3%
Money Market Funds	0.9%
Other Assets Less Liabilities	(12.9)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Banks	11.8%
Oil, Gas & Consumable Fuels	10.7%
Media	6.8%
Capital Markets	6.7%
Insurance	4.3%
Diversified Telecommunication Services	4.3%
Real Estate Investment Trust	3.7%
Metals & Mining	3.5%
Chemicals	3.3%
Consumer Finance	2.7%
Wireless Telecommunication Services	2.4%
Diversified Financial Services	2.3%
Household Durables	2.3%
Specialty Retail	2.1%
Commercial Services & Supplies	2.0%
Containers & Packaging	1.9%
Independent Power & Renewable Electricity Producers	1.7%
Aerospace & Defense	1.7%
Hotels, Restaurants & Leisure	1.5%
Machinery	1.5%
Energy Equipment & Services	1.4%
Food & Staples Retailing	1.4%
Building Products	1.3%
Other	18.7%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)1

AAA/U.S. Guaranteed	3.7%
AA	1.0%
A	21.6%
BBB	34.8%
BB or Lower	38.7%
N/R (not rated)	0.2%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	29

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2016.

The beginning of the period is January 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Total Return Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,062.80	$1,058.80	$1,061.40	$1,064.10
Expenses Incurred During Period	$4.92	$8.75	$6.20	$3.64
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.09	$1,016.36	$1,018.85	$1,021.33
Expenses Incurred During Period	$4.82	$8.57	$6.07	$3.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 1.21% and 0.71% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

30	NUVEEN

Nuveen High Income Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,091.00	$1,086.80	$1,089.80	$1,092.20
Expenses Incurred During Period	$5.46	$9.39	$6.81	$4.21
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.64	$1,015.86	$1,018.35	$1,020.84
Expenses Incurred During Period	$5.27	$9.07	$6.57	$4.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.81%, 1.31% and 0.81% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,059.60	$1,055.60	$1,058.10	$1,061.90	$1,060.90
Expenses Incurred During Period	$4.35	$8.18	$5.63	$2.67	$3.07
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.64	$1,016.91	$1,019.39	$1,024.86	$1,021.88
Expenses Incurred During Period	$4.27	$8.02	$5.52	$2.62	$3.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.60%, 1.10%, 0.52% and 0.60% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

NUVEEN	31

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees/Directors and Shareholders of

Nuveen Investment Trust and Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Total Return Bond Fund (a series of Nuveen Investment Trust), and Nuveen High Income Bond Fund and Nuveen Strategic Income Fund (each a series of Nuveen Investment Funds, Inc.) (hereinafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

August 26, 2016

32	NUVEEN

Nuveen Global Total Return Bond Fund

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.4%

	CONVERTIBLE PREFERRED SECURITIES – 0.7%

	Banks – 0.7%

75	Bank of America Corporation	7.250%		BB+	$89,625
	Total Convertible Preferred Securities (cost $63,225)				89,625

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 38.4%

	Air Freight & Logistics – 0.1%

$10	XPO Logistics, Inc., 144A	6.500%	6/15/22	B2	$9,537

	Auto Components – 0.3%

45	American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	48,150

	Automobiles – 0.2%

30	General Motors Financial Company Inc.	4.250%	5/15/23	BBB–	30,856

	Banks – 6.5%

100	Bank of America Corporation	4.200%	8/26/24	A–	103,417

200	Barclays Bank PLC	3.650%	3/16/25	A	192,314

20	CIT Group Inc.	5.000%	8/01/23	BB+	20,150

30	Citigroup Inc.	6.125%	8/25/36	A–	35,831

25	HSBC Holdings PLC	6.800%	6/01/38	A+	31,157

45	JPMorgan Chase & Company	6.400%	5/15/38	A+	61,664

35	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	35,809

200	Santander UK PLC, 144A	5.000%	11/07/23	A–	205,300

200	Societe Generale, 144A	5.000%	1/17/24	A–	208,064
	Total Banks				893,706

	Building Products – 0.5%

60	Owens Corning Incorporated	4.200%	12/15/22	BBB–	63,989

	Capital Markets – 2.4%

75	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	87,134

85	Goldman Sachs Group, Inc.	3.625%	1/22/23	A	89,193

75	Morgan Stanley	4.000%	7/23/25	A	80,348

70	Morgan Stanley	3.950%	4/23/27	A–	70,607
	Total Capital Markets				327,282

	Chemicals – 1.8%

25	Hexion Inc.	6.625%	4/15/20	B3	20,907

25	Momentive Performance Materials Inc., (4), (5)	8.875%	10/15/20	N/R	—

25	Momentive Performance Materials Inc.	3.880%	10/24/21	B	19,875

NUVEEN	33

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Chemicals (continued)

$200		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	$212,000
		Total Chemicals				252,782

		Consumer Finance – 0.6%

75		Discover Financial Services	5.200%	4/27/22	BBB+	82,282

		Containers & Packaging – 0.3%

50	CAD	Cascades Inc., 144A	5.500%	7/15/21	BB–	39,220

		Diversified Financial Services – 1.5%

200		BNP Paribas, 144A	4.375%	5/12/26	A	202,068

		Diversified Telecommunication Services – 0.9%

30		AT&T, Inc.	3.800%	3/15/22	A–	31,958

25		AT&T, Inc.	5.550%	8/15/41	A–	28,039

65		Qwest Corporation	6.750%	12/01/21	BBB–	70,200
		Total Diversified Telecommunication Services				130,197

		Electric Utilities – 1.4%

200		Eskom Holdings Limited, 144A	7.125%	2/11/25	BB+	198,230

		Energy Equipment & Services – 1.5%

200		Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	201,224

		Food & Staples Retailing – 0.3%

40		Sysco Corporation	3.300%	7/15/26	A3	41,521

		Health Care Equipment & Supplies – 0.9%

100	EUR	Ephios Bondco PLC, 144A	6.250%	7/01/22	B+	116,728

		Hotels, Restaurants & Leisure – 1.1%

150		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	152,250

		Household Durables – 0.4%

50		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	49,875

		Household Products – 0.7%

100		Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	101,266

		Independent Power & Renewable Electricity Producers – 0.1%

15		GenOn Energy Inc.	9.500%	10/15/18	CCC+	11,925

		Industrial Conglomerates – 1.6%

200		Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	213,500

		Insurance – 1.3%

50		Genworth Holdings Inc.	4.800%	2/15/24	Ba3	37,375

30		Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	33,156

100		Symetra Financial Corporation	4.250%	7/15/24	Baa1	103,961
		Total Insurance				174,492

34	NUVEEN

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Machinery – 1.2%

$55		Eaton Corporation	4.150%	11/01/42	A–	$59,279

50		Ingersoll Rand	5.750%	6/15/43	BBB	61,668

40		Terex Corporation	6.000%	5/15/21	BB	40,050
		Total Machinery				160,997

		Media – 1.3%

70		21st Century Fox America Inc.	6.650%	11/15/37	BBB+	91,847

20		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	19,050

45		SES SA, 144A	3.600%	4/04/23	BBB	45,289

25	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	20,111
		Total Media				176,297

		Metals & Mining – 1.7%

20		Alcoa Inc.	5.400%	4/15/21	BBB–	21,225

30		Allegheny Technologies Inc.	7.625%	8/15/23	B	25,050

25		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	24,375

55		ArcelorMittal	7.250%	2/25/22	BB+	57,888

35		Century Aluminum Company, 144A	7.500%	6/01/21	BB–	31,500

25		First Quantum Minerals Limited, 144A	6.750%	2/15/20	B	20,875

30		Teck Resources Limited	3.750%	2/01/23	B+	22,800

25		Vale Overseas Limited	6.875%	11/10/39	BBB	22,758
		Total Metals & Mining				226,471

		Oil, Gas & Consumable Fuels – 2.9%

25		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	28,043

80		Apache Corporation	4.250%	1/15/44	BBB	77,490

150	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	98,543

15		Calumet Specialty Products	7.625%	1/15/22	CCC+	10,613

5		Concho Resources Inc.	5.500%	10/01/22	BB+	5,025

10		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	9,250

25		Petrobras International Finance Company	5.375%	1/27/21	BB	23,062

40		Transocean Inc.	4.300%	10/15/22	BB–	28,300

50		Western Refining Inc.	6.250%	4/01/21	B	45,500

45		Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	43,977

25		YPF Sociedad Anonima, 144A	8.500%	3/23/21	B	26,820
		Total Oil, Gas & Consumable Fuels				396,623

		Paper & Forest Products – 1.1%

25		Domtar Corporation	4.400%	4/01/22	BBB–	25,927

80		Domtar Corporation	6.750%	2/15/44	BBB–	87,557

50		Resolute Forest Products	5.875%	5/15/23	BB–	39,375
		Total Paper & Forest Products				152,859

NUVEEN	35

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Personal Products – 0.3%

$30	International Paper Company	8.700%	6/15/38	BBB	$43,631

	Real Estate Investment Trust – 1.1%

45	American Tower Company	5.000%	2/15/24	BBB	50,864

75	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	77,228

20	Vereit Operating Partner	4.600%	2/06/24	BB+	20,150
	Total Real Estate Investment Trust				148,242

	Software – 1.8%

40	Computer Sciences Corporation	4.450%	9/15/22	BBB	42,648

200	SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	199,750
	Total Software				242,398

	Specialty Retail – 0.3%

35	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	36,521

	Transportation Infrastructure – 0.1%

20	Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	20,900

	Wireless Telecommunication Services – 2.2%

75	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	66,000

200	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB	198,864

50	Sprint Corporation	7.250%	9/15/21	B+	42,625
	Total Wireless Telecommunication Services				307,489
	Total Corporate Bonds (cost $5,194,073)				5,253,508

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 9.4%

	Banks – 5.2%

$200	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (6)	Baa1	$206,540

200	Barclays PLC	8.250%	N/A (6)	BB+	195,492

50	Citigroup Inc.	6.125%	N/A (6)	BB+	50,750

200	HSBC Holdings PLC	6.875%	N/A (6)	BBB	199,000

60	JPMorgan Chase & Company	6.750%	N/A (6)	BBB–	66,075
710	Total Banks				717,857

	Capital Markets – 1.7%

40	Goldman Sachs Capital II	4.000%	N/A (6)	Ba1	29,957

200	UBS Group AG, Reg S	7.125%	N/A (6)	BB+	198,500
240	Total Capital Markets				228,457

	Diversified Financial Services – 1.4%

200	BNP Paribas, 144A	7.375%	N/A (6)	BBB–	195,800

36	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Electric Utilities – 0.7%

$100		Electricite de France, 144A	5.250%	N/A (6)	Baa2	$95,250

		Insurance – 0.4%

50		Prudential Financial Inc.	5.200%		BBB+	49,025
$1,300		Total $1,000 Par (or similar) Institutional Preferred (cost $1,294,458)				1,286,389

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 5.8%

$6		Countrywide Asset Backed Certificates, Series 2007-4 A2	5.368%	4/25/47	Caa1	$6,082

25		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	23,002

285		Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	300,308

145		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	158,177

250		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	267,759

40		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.369%	5/25/45	Aaa	40,931
$751		Total Asset-Backed and Mortgage-Backed Securities (cost $795,076)				796,259

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 43.1%

		Argentina – 2.0%

$250		Republic of Argentina, 144A	7.625%	4/22/46	B	$270,375

		Australia – 2.0%

300	AUD	Australian Government, Reg S	5.750%	5/15/21	Aaa	266,615

		Canada – 4.7%

330	CAD	Canadian Government Bond	1.500%	6/01/26	AAA	265,579

480	CAD	Canadian Government Treasury Bill	0.750%	3/01/21	AAA	374,597
		Total Canada				640,176

		Costa Rica – 1.5%

200		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	199,500

		Dominican Republic – 0.7%

100		Dominican Republic, 144A	5.500%	1/27/25	BB–	101,750

		Germany – 12.0%

250	EUR	Deutschland Republic, Reg S	0.500%	2/15/25	Aaa	293,828

400	EUR	Deutschland Republic, Reg S	1.000%	8/15/25	Aaa	489,252

490	EUR	Deutschland Republic, Reg S	2.500%	8/15/46	Aaa	856,684
		Total Germany				1,639,764

		Indonesia – 1.6%

200		Republic of Indonesia, 144A	4.750%	1/08/26	Baa3	217,774

NUVEEN	37

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Italy – 4.1%

$110	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	3.750%	9/01/24	BBB+	$147,269

350	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	2.000%	12/01/25	BBB+	412,730
		Total Italy				559,999

		Mexico – 5.9%

3,400	MXN	Mexico Bonos de DeSarrollo	4.750%	6/14/18	A3	186,061

3,000	MXN	Mexico Bonos de DeSarrollo	5.000%	12/11/19	A	163,463

2,450	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	152,673

2,975	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	189,672

100		United Mexican States	5.550%	1/21/45	A3	119,750
		Total Mexico				811,619

		Portugal – 1.7%

210	EUR	Portugal Obrigacoes do Tesouro, 144A, Reg S	2.875%	10/15/25	Ba1	232,526

		Romania – 1.2%

150		Republic of Romania, 144A	4.875%	1/22/24	BBB–	165,390

		South Africa – 2.1%

2,500	ZAR	Republic of South Africa	7.250%	1/15/20	BBB+	165,147

1,700	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	128,190
		Total South Africa				293,337

		Spain – 1.5%

170	EUR	Kingdom of Spain, Bonos y Obligado Del Esatado, 144A, Reg S	1.950%	4/30/26	BBB+	200,356

		Sri Lanka – 1.4%

200		Republic of Sri Lanka, 144A	6.850%	11/03/25	B+	194,822

		Uruguay – 0.7%

100		Republic of Uruguay	5.100%	6/18/50	BBB	100,000
		Total Sovereign Debt (cost $6,000,033)				5,894,003
		Total Long-Term Investments (cost $13,346,865)				13,319,784

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 6.4%

		REPURCHASE AGREEMENTS – 6.4%

$879		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $879,345, collateralized by $825,000 U.S. Treasury Notes, 2.500%, due 8/15/23, value $899,250	0.030%	7/01/16		$879,344
		Total Short-Term Investments (cost $879,344)				879,344
		Total Investments (cost $14,226,209) – 103.8%				14,199,128
		Other Assets Less Liabilities – (3.8)% (7)				(525,976)
		Net Assets – 100%				$13,673,152

38	NUVEEN

Investment in Derivatives as of June 30, 2016

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America, N.A.	Hungarian Forint	71,774,000	U.S. Dollar	254,046	7/29/16	$1,792
Bank of America, N.A.	Indonesian Rupiah	7,400,000,000	U.S. Dollar	551,416	8/05/16	(8,131)
Bank of America, N.A.	Swiss Franc	620,000	U.S. Dollar	635,496	8/30/16	(1,473)
Bank of America, N.A.	U.S. Dollar	248,628	Hungarian Forint	71,774,000	7/29/16	3,627
Bank of America, N.A.	U.S. Dollar	535,844	Indonesian Rupiah	7,400,000,000	8/05/16	23,703
Bank of America, N.A.	U.S. Dollar	629,823	Mexican Peso	11,850,000	8/22/16	15,351
Bank of America, N.A.	U.S. Dollar	636,054	Swiss Franc	620,000	8/30/16	915
Citibank, National Association	Euro	1,114,000	U.S. Dollar	1,266,731	8/22/16	28,356
Citibank, National Association	Euro	180,000	U.S. Dollar	199,462	8/22/16	(635)
Citibank, National Association	Singapore Dollar	980,000	U.S. Dollar	721,118	7/15/16	(6,328)
Citibank, National Association	U.S. Dollar	667,743	Euro	605,000	8/22/16	4,803
Citibank, National Association	U.S. Dollar	48,580	Euro	44,000	8/22/16	332
Citibank, National Association	U.S. Dollar	665,258	Euro	600,000	8/22/16	1,730
Deutsche Bank AG	Australian Dollar	693,000	U.S. Dollar	500,407	7/29/16	(15,975)
Deutsche Bank AG	U.S. Dollar	446,296	Australian Dollar	602,000	7/29/16	2,278
Goldman Sachs Bank USA	Canadian Dollar	204,000	U.S. Dollar	155,807	7/29/16	(2,109)
Goldman Sachs Bank USA	Canadian Dollar	342,000	U.S. Dollar	262,078	7/29/16	(2,664)
JPMorgan Chase Bank, N.A.	Indian Rupee	26,700,000	U.S. Dollar	393,052	8/05/16	(232)
JPMorgan Chase Bank, N.A.	U.S. Dollar	392,330	Indian Rupee	26,700,000	8/05/16	954
JPMorgan Chase Bank, N.A.	U.S. Dollar	393,778	Malaysian Ringgit	1,600,000	8/23/16	7,008
Morgan Stanley Capital Services LLC	U.S. Dollar	404,882	South African Rand	6,403,000	7/15/16	28,992
						$82,294

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.*	$1,000,000	Receive	3-Month USD-LIBOR -ICE	2.258%	Semi-Annually	9/02/25	$(88,328)	$2,004	$(88,328)
*	Citigroup Global Markets, Inc. is the clearing broker for this transaction.

Credit Default Swaps

Counterparty	Referenced Entity	Buy/Sell Protection (8)	Current Credit Spread (9)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.*	Markit iTraxx Europe Crossover	Sell	3.52%	$100,000	5.000%	6/20/21	$6,661	$843	$(1,863)
*	Citigroup Global Markets, Inc. is also the clearing broker for this transaction.

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(9)	9/16	$(1,099,476)	$(703)	$(19,917)
U.S. Treasury 10-Year Note	Short	(7)	9/16	(930,891)	547	(23,266)
				$(2,030,367)	$(156)	$(43,183)

NUVEEN	39

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed (not covered by the report of independent registered public accounting firm) are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(9)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

MXN	Mexican Peso

ZAR	South African Rand

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange.

See accompanying notes to financial statements.

40	NUVEEN

Nuveen High Income Bond Fund

Portfolio of Investments	June 30, 2016

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 93.7%

	COMMON STOCKS – 0.5%

	Banks – 0.4%

41,000	CIT Group Inc.				$1,308,310

	Building Products – 0.0%

527	Dayton Superior Class A, (2), (3)				30,195

585	Dayton Superior, Class 1, (2), (3)				33,550
	Total Building Products				63,745

	Capital Markets – 0.0%

5,732	Adamas Finance Asia Limited, (2)				2,579

20,000	Och-Ziff Capital Management Group, Class A Shares				76,000
	Total Capital Markets				78,579

	Energy Equipment & Services – 0.1%

10,000	Patterson-UTI Energy, Inc.				213,200

	Metals & Mining – 0.0%

499,059	Northland Resources SA, (2), (3)				50

	Oil, Gas & Consumable Fuels – 0.0%

50,119	Connacher Oil and Gas Limited, (2), (3)				501
	Total Common Stocks (cost $2,589,658)				1,664,385

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.6%

	Electric Utilities – 0.7%

50,000	Exelon Corporation	6.500%		BB+	$2,467,000

	Independent Power & Renewable Electricity Producers – 0.5%

29,500	Dynegy Inc., (5)	5.375%		N/R	1,827,525

	Oil, Gas & Consumable Fuels – 0.4%

45,000	Anadarko Petroleum Corporation	7.500%		N/R	1,649,700
	Total Convertible Preferred Securities (cost $6,448,797)				5,944,225

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (6)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 4.8% (7)

	Construction Materials – 0.7%

$2,500	Atkore International Inc.	7.750%	9/27/21	CCC+	$2,487,500

	Containers & Packaging – 0.3%

1,000	Packaging Coordinators Inc. Term Loan B, (WI/DD)	TBD	TBD	CCC+	980,000

NUVEEN	41

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (6)	Ratings (4)	Value

	Diversified Financial Services – 0.5%

$1,985	Jill Acquisition LLC, First Lien Term Loan B	6.000%	5/08/22	B	$1,955,225

	Diversified Telecommunication Services – 0.3%

1,400	Birch Communications Inc., First Lien Term Loan B	7.750%	4/19/20	B	1,169,302

	Hotels, Restaurants & Leisure – 0.9%

983	Amaya BV, First Lien Term Loan	5.000%	7/29/21	BB	955,144

656	Amaya BV, Second Lien Term Loan	8.000%	7/29/22	B+	651,875

1,945	Rock Ohio Caesar LLC, Term Loan B	5.000%	3/29/19	B+	1,867,200
3,584	Total Hotels, Restaurants & Leisure				3,474,219

	Independent Power & Renewable Electricity Producers – 0.4%

130	Empire Generating Company LLC, Term Loan C	5.250%	3/13/21	B+	111,848

1,640	Empire Generating Company LLC	5.250%	3/13/21	B+	1,406,022
1,770	Total Independent Power & Renewable Electricity Producers				1,517,870

	Oil, Gas & Consumable Fuels – 0.6%

2,942	Arch Coal Inc., Term Loan B	7.500%	5/16/18	C	1,386,311

2,493	Fieldwood Energy LLC, Second Lien Term Loan	8.375%	9/30/20	CCC–	708,836

2,000	Samson Investment Company Second Lien Term Loan, (8)	5.000%	9/25/18	N/R	116,250
7,435	Total Oil, Gas & Consumable Fuels				2,211,397

	Professional Services – 0.8%

2,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	1,930,000

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	Caa2	965,000
3,000	Total Professional Services				2,895,000

	Software – 0.3%

1,000	Deltek Incorporated, Second Lien Term Loan	9.500%	6/19/23	CCC+	1,013,125
$23,674	Total Variable Rate Senior Loan Interests (cost $22,427,749)				17,703,638

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 3.8%

	Banks – 0.2%

32,380	Bank of America Corporation	4.000%		BB+	$735,997

	Capital Markets – 0.7%

127,330	Morgan Stanley	4.000%		Ba1	2,635,731

	Food Products – 0.3%

41,734	CHS Inc.	6.750%		N/R	1,189,419

	Household Durables – 0.1%

63,610	Hovnanian Enterprises Incorporated, (16)	7.625%		Ca	316,778

	Insurance – 0.4%

60,000	AmTrust Financial Services Inc.	7.250%		N/R	1,551,600

42	NUVEEN

Shares	Description (1)	Coupon		Ratings (4)	Value

	Multi-Utilities – 0.5%

27,000	Dominion Resources Inc.	6.375%		Baa3	$1,399,680

	Real Estate Investment Trust – 1.6%

60,000	Colony Financial Inc., (16)	7.500%		N/R	1,476,600

50,960	Colony Financial Inc.	7.125%		N/R	1,191,955

52,558	Coresite Realty Corporation	7.250%		N/R	1,390,159

72,767	Northstar Realty Finance Corporation	8.500%		N/R	1,803,166
	Total Real Estate Investment Trust				5,861,880
	Total $25 Par (or similar) Preferred Securities (cost $13,449,446)				13,691,085

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 75.8%

	Aerospace & Defense – 2.1%

$1,700	Bombardier Inc., 144A, (5)	6.000%	10/15/22	B	$1,462,000

1,000	DigitalGlobe Inc., 144A	5.250%	2/01/21	BB	930,000

2,500	StandardAero Aviation Holdings Inc., 144A	10.000%	7/15/23	CCC	2,493,750

2,867	Triumph Group Inc., (5)	4.875%	4/01/21	Ba3	2,694,980
	Total Aerospace & Defense				7,580,730

	Airlines – 0.5%

175	American Airlines Group Inc., 144A, (5)	4.625%	3/01/20	BB–	167,125

4,000	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B	1,810,000
	Total Airlines				1,977,125

	Auto Components – 0.5%

1,950	Tupy S/A, 144A	6.625%	7/17/24	BB	1,867,125

	Banks – 0.5%

2,000	Royal Bank of Scotland, (5)	5.125%	5/28/24	BBB	1,951,000

	Building Products – 2.2%

1,450	Associated Materials Inc.	9.125%	11/01/17	B–	1,290,500

1,850	Builders FirstSource, Inc., 144A	10.750%	8/15/23	B–	2,011,875

809	Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	BB–	833,270

1,500	NCI Building Systems, Inc., 144A	8.250%	1/15/23	BB–	1,612,185

2,000	NWH Escrow Corporation, 144A	7.500%	8/01/21	B	1,480,000

1,800	Odebrecht Finance Limited, 144A	7.125%	6/26/42	B+	774,000
	Total Building Products				8,001,830

	Chemicals – 4.2%

2,000	Chemours Co, (5)	6.625%	5/15/23	B+	1,700,000

2,000	CVR Partners LP / CVR Nitrogen Finance Corp., 144A, (5)	9.250%	6/15/23	B+	2,035,000

1,000	Hexion Inc., (5)	10.000%	4/15/20	B3	935,000

1,500	Hexion US Finance Corporation, (5)	8.875%	2/01/18	CCC	1,301,250

NUVEEN	43

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Chemicals (continued)

$2,488	Kraton Polymers LLC/CAP, 144A	10.500%	4/15/23	B3	$2,649,720

3,525	Momentive Performance Materials Inc., (3), (8)	8.875%	10/15/20	N/R	—

3,525	Momentive Performance Materials Inc.	3.880%	10/24/21	B	2,802,375

2,000	Platform Specialty Products Corporation, 144A, (5)	10.375%	5/01/21	B+	2,015,000

125	PolyOne Corporation	5.250%	3/15/23	BB–	125,938

2,200	Tronox Finance LLC, (5)	6.375%	8/15/20	B	1,633,500
	Total Chemicals				15,197,783

	Commercial Services & Supplies – 1.7%

1,730	APX Group, Inc., 144A	7.875%	12/01/22	B1	1,742,975

2,000	GFL Environmental Corporation, 144A	9.875%	2/01/21	B	2,130,000

2,315	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	2,199,250
	Total Commercial Services & Supplies				6,072,225

	Construction & Engineering – 1.0%

1,500	Boart Longyear Management Pty Ltd, 144A	7.000%	4/01/21	CCC+	266,250

1,500	HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	1,357,500

2,472	Michael Baker Holdings LLC Finance Corporation, 144A	8.875%	4/15/19	B–	1,989,777
	Total Construction & Engineering				3,613,527

	Construction Materials – 1.8%

500	Cemex Finance LLC, 144A	9.375%	10/12/22	BB–	550,000

2,750	Norbord Inc., 144A	6.250%	4/15/23	Ba2	2,818,750

3,180	Reliance Intermediate Holdings LP, 144A, (5)	6.500%	4/01/23	BB–	3,307,200
	Total Construction Materials				6,675,950

	Consumer Finance – 1.4%

2,800	Constellis Holdings LLC / Constellis Finance Corporation, 144A	9.750%	5/15/20	B	2,673,300

600	Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	576,000

2,350	Enova International, Inc., (5)	9.750%	6/01/21	B	1,850,625
	Total Consumer Finance				5,099,925

	Containers & Packaging – 2.0%

2,315	Ardagh Finance Holdings SA, 144A	8.625%	6/15/19	CCC+	2,338,203

882	Ardagh Packaging Finance / MP HD USA, 144A	7.000%	11/15/20	B3	864,706

1,750	Coveris Holdings SA, 144A	7.875%	11/01/19	B–	1,699,688

2,250	PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	2,070,000

500	Reynolds Group, 144A	7.000%	7/15/24	CCC+	514,750
	Total Containers & Packaging				7,487,347

	Diversified Consumer Services – 0.9%

1,205	Gibson Brands Inc., 144A	8.875%	8/01/18	CCC+	668,775

3,185	Jones Group Inc.	6.125%	11/15/34	CCC–	398,125

2,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 144A, (5)	9.250%	5/15/23	B–	2,120,000
	Total Diversified Consumer Services				3,186,900

44	NUVEEN

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Financial Services – 1.8%

$1,750	CNG Holdings Inc., 144A	9.375%	5/15/20	B–	$857,500

2,180	James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	2,229,050

1,500	Nationstar Mortgage LLC Capital Corporation, (5)	7.875%	10/01/20	B+	1,406,250

2,113	NewStar Financial, Inc.	7.250%	5/01/20	BB–	1,965,090
	Total Diversified Financial Services				6,457,890

	Diversified Telecommunication Services – 2.2%

1,000	CenturyLink Inc., (5)	7.500%	4/01/24	BB+	1,010,000

1,950	Consolidated Communications Finance Company	6.500%	10/01/22	B–	1,750,125

1,000	Frontier Communications Corporation	11.000%	9/15/25	BB	1,038,750

1,750	GCI Inc., (5)	6.875%	4/15/25	BB–	1,770,790

1,000	IntelSat Jackson Holdings	7.250%	4/01/19	CCC	730,000

2,000	IntelSat Jackson Holdings	6.625%	12/15/22	Caa3	1,350,000

1,000	IntelSat Limited	7.750%	6/01/21	CC	245,000
	Total Diversified Telecommunication Services				7,894,665

	Electric Utilities – 1.6%

1,587	Energy Future Intermediate Holding Company LLC, 144A, (8)	11.750%	3/01/22	N/R	1,860,584

1,935	Intergen NV, 144A	7.000%	6/30/23	B+	1,369,012

2,750	Talen Energy Supply LLC	6.500%	6/01/25	B+	2,282,500

1,000	Texas Competitive Electric Holdings, 144A, (8)	11.500%	10/01/20	N/R	340,000
	Total Electric Utilities				5,852,096

	Energy Equipment & Services – 2.0%

700	Calfrac Holdings LP, 144A	7.500%	12/01/20	B	451,500

1,000	Murray Energy Corporation, 144A	11.250%	4/15/21	C	280,000

2,000	Noble Holding International Limited	6.050%	3/01/41	BBB	1,200,000

1,670	Pacific Drilling V Limited, 144A	7.250%	12/01/17	B–	684,700

1,000	SAExploration Holdings Inc.	10.000%	7/15/19	Caa3	460,000

2,209	SESI, LLC	7.125%	12/15/21	BB	2,126,163

2,000	Weatherford International Limited Bermuda, (5)	7.750%	6/15/21	BB–	1,947,500
	Total Energy Equipment & Services				7,149,863

	Food & Staples Retailing – 1.7%

2,000	Albertson’s, Inc.	7.450%	8/01/29	B–	1,940,000

2,250	Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	B	2,113,594

1,750	Supervalu Inc., (5)	7.750%	11/15/22	B	1,460,900

1,000	Tops Holding LLC / Tops Markets II Corporation, 144A, (5)	8.000%	6/15/22	B–	880,000
	Total Food & Staples Retailing				6,394,494

	Food Products – 0.1%

500	Southern States Cooperative Inc., 144A	10.000%	8/15/21	B–	377,500

NUVEEN	45

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Health Care Equipment & Supplies – 1.1%

$1,500		GreatBatch Limited, 144A	9.125%	11/01/23	B–	$1,494,375

1,000		Tenet Healthcare Corporation	8.125%	4/01/22	B–	1,024,800

1,800		Tenet Healthcare Corporation	6.875%	11/15/31	B–	1,451,250
		Total Health Care Equipment & Supplies				3,970,425

		Health Care Providers & Services – 1.3%

1,500		Community Health Systems, Inc.	6.875%	2/01/22	B+	1,312,500

2,000		Kindred Healthcare Inc., (5)	8.750%	1/15/23	B–	1,973,760

1,500		Select Medical Corporation, (5)	6.375%	6/01/21	B–	1,440,000
		Total Health Care Providers & Services				4,726,260

		Hotels, Restaurants & Leisure – 1.4%

1,000		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance Inc., (5)	9.375%	5/01/22	B–	930,000

1,100	CAD	River Cree Enterprises LP, 144A	11.000%	1/20/21	B–	804,598

2,285		Scientific Games International Inc.	6.250%	9/01/20	B–	1,445,263

2,100		Wynn Las Vegas LLC Corporation, 144A, (5)	5.500%	3/01/25	BB+	2,031,750
		Total Hotels, Restaurants & Leisure				5,211,611

		Household Durables – 1.1%

2,000		K. Hovnanian Enterprises Inc.	5.000%	11/01/21	B2	1,440,000

2,500		KB Home	7.625%	5/15/23	B+	2,537,500
		Total Household Durables				3,977,500

		Independent Power & Renewable Electricity Producers – 1.8%

1,750		AES Corporation	6.000%	5/15/26	BB	1,787,187

2,750		Dynegy Inc., (5)	6.750%	11/01/19	B+	2,756,875

1,500		GenOn Energy Inc.	9.500%	10/15/18	CCC+	1,192,500

1,300		GenOn Energy Inc., (5)	9.875%	10/15/20	CCC+	923,000
		Total Independent Power & Renewable Electricity Producers				6,659,562

		Industrial Conglomerates – 0.2%

1,000		Techniplas, LLC, 144A	10.000%	5/01/20	B	740,000

		Insurance – 0.1%

570		Genworth Holdings Inc.	4.800%	2/15/24	Ba3	426,075

		Leisure Products – 0.3%

1,500	CAD	Gateway Casinos & Entertainment Limited, 144A	8.500%	11/26/20	B+	1,089,922

		Machinery – 0.9%

1,960		BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	1,685,600

1,750		CNH Industrial Capital LLC, (5)	4.375%	11/06/20	Ba1	1,767,500
		Total Machinery				3,453,100

		Marine – 2.7%

3,000		Eletson Holdings Inc., 144A	9.625%	1/15/22	B+	2,340,000

46	NUVEEN

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Marine (continued)

$702		Global Ship Lease Inc., 144A	10.000%	4/01/19	B	$626,535

2,900		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	2,276,500

1,336		Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	941,880

2,000		Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	1,615,000

2,200		Topaz Marine SA, 144A	8.625%	11/01/18	B–	2,072,532
		Total Marine				9,872,447

		Media – 5.5%

1,850		Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB+	1,873,125

2,650		Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	2,014,000

750		Clear Channel Communications, Inc.	11.250%	3/01/21	Caa1	536,250

1,110		Dish DBS Corporation	5.125%	5/01/20	BB–	1,132,200

1,400		Dish DBS Corporation, 144A	7.750%	7/01/26	BB–	1,445,500

1,750		Lee Enterprises Inc., 144A, (5)	9.500%	3/15/22	B2	1,723,750

1,500		McClatchy Company, (5)	9.000%	12/15/22	B1	1,462,500

3,350		Numericable Group SA, 144A, (5)	7.375%	5/01/26	B+	3,312,308

1,750		Radio One Inc., 144A	7.375%	10/15/22	B	1,671,250

1,750		SiTV Inc., 144A	10.375%	7/01/19	B–	1,347,500

3,150	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	2,533,971

1,000		VTR Finance BV, 144A	6.875%	1/15/24	B+	996,980
		Total Media				20,049,334

		Metals & Mining – 7.2%

1,750		AK Steel Corporation, (5)	7.625%	10/01/21	B–	1,605,625

2,000		Alcoa Inc., (5)	5.125%	10/01/24	BBB–	1,995,000

1,500		Aleris International Inc., (5)	7.875%	11/01/20	B–	1,327,500

2,000		BlueScope Steel Limited Finance, 144A	6.500%	5/15/21	BB	2,070,800

2,500		Cliffs Natural Resources Inc., 144A	8.250%	3/31/20	B	2,525,000

2,000	EUR	Constellium N.V, 144A	4.625%	5/15/21	CCC+	1,741,585

2,349		First Quantum Minerals Limited, 144A	6.750%	2/15/20	B	1,961,415

1,425		Freeport McMoRan, Inc., (5)	4.550%	11/14/24	BBB–	1,246,875

1,135		Hudbay Minerals, Inc.	9.500%	10/01/20	B–	959,075

2,100		New Gold Incorporated, 144A	7.000%	4/15/20	B+	2,142,000

3,504		Northland Resources AB, 144A, Reg S	15.000%	7/15/19	N/R	35,044

1,583		Northland Resources AB, 144A, Reg S (8)	4.000%	10/15/20	N/R	16

2,000		Novellis Inc., (5)	8.750%	12/15/20	B	2,085,000

2,000		Teck Resources Limited	4.750%	1/15/22	B+	1,689,800

1,250		United States Steel Corporation, 144A	8.375%	7/01/21	BB	1,317,188

2,000		Vedanta Resources PLC, 144A	8.250%	6/07/21	B	1,645,000

2,500		Westmoreland Coal Co, 144A	8.750%	1/01/22	B–	1,868,750
		Total Metals & Mining				26,215,673

NUVEEN	47

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Multiline Retail – 0.2%

$1,000		J.C. Penney Company Inc.	7.400%	4/01/37	B+	$800,000

		Oil, Gas & Consumable Fuels – 12.0%

3,000		American Eagle Energy Corporation, 144A, (8)	11.000%	9/01/19	N/R	240,000

1,900		Armstrong Energy Inc.	11.750%	12/15/19	B–	836,000

1,000		Atlas Energy Holdings Operating Company, (8)	9.250%	8/15/21	C	130,000

1,100	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	722,648

2,750		Bellatrix Exploration Limited, 144A	8.500%	5/15/20	CCC+	1,897,500

2,000		Calumet Specialty Products	7.625%	1/15/22	CCC+	1,415,000

3,000		CGG SA	6.875%	1/15/22	CCC	1,305,000

1,500		Chesapeake Energy Corporation	3.878%	4/15/19	B–	1,128,750

950		Chesapeake Energy Corporation	6.875%	11/15/20	B–	660,250

627		Chesapeake Energy Corporation, 144A, (5)	8.000%	12/15/22	B+	533,734

2,350		Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corporation	8.500%	12/15/19	B+	1,038,959

1,950		CONSOL Energy Inc.	5.875%	4/15/22	B	1,703,813

1,850		EnLink Midstream Partners LP	4.400%	4/01/24	BBB–	1,736,129

1,460		EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	CCC+	876,000

2,550		Genesis Energy LP, (5)	5.750%	2/15/21	B+	2,409,750

900		Genesis Energy LP	6.000%	5/15/23	B+	841,500

4,500		Golden Close Maritime Corporation Limited, 144A, Reg S, (8)	9.000%	10/24/19	N/R	1,034,928

2,125		Halcon Resources Corporation, 144A, (5)	8.625%	2/01/20	B3	2,004,130

390		Halcon Resources Corporation, 144A	12.000%	2/15/22	CCC+	356,850

148		Key Energy Services Inc.	6.750%	3/01/21	Ca	59,200

1,410		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,304,250

2,455		MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	1,816,700

2,711		Metro Exploration Holding Inc., (8)	11.500%	2/16/20	N/R	271

2,500		Peabody Energy Corporation, (8)	6.500%	9/15/20	C	331,250

750		Penn Virginia Corporation, (8)	8.500%	5/01/20	N/R	288,750

1,950		Petrobras Global Finance BV	8.375%	5/23/21	BB	2,012,400

2,250		Range Resources Corporation, (5)	5.000%	3/15/23	BB+	2,109,375

2,000		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B	1,760,000

352		Sabine Pass LNG LP	7.500%	11/30/16	BB+	358,688

1,000		Southwestern Energy Company	5.800%	1/23/20	BB–	977,500

860		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	825,600

2,000		Sunoco LP / Sunoco Finance Corp., 144A	5.500%	8/01/20	BB	1,975,000

700		Sunoco LP / Sunoco Finance Corp., 144A, (5)	6.250%	4/15/21	BB	701,309

2,030		Talos Production LLC, 144A	9.750%	2/15/18	CCC+	715,575

1,750		Teekay Corporation, 144A, (5)	8.500%	1/15/20	B+	1,465,625

1,445		Vanguard Natural Resources Finance	7.875%	4/01/20	CC	462,400

48	NUVEEN

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,500	Williams Partners LP	5.250%	3/15/20	BBB–	$2,572,243

500	WPX Energy Inc.	7.500%	8/01/20	B	499,060

1,000	WPX Energy Inc., (5)	6.000%	1/15/22	B	930,000

1,770	YPF Sociedad Anonima, 144A	8.500%	3/23/21	B	1,898,856
	Total Oil, Gas & Consumable Fuels				43,934,993

	Paper & Forest Products – 1.4%

4,550	Millar Western Forest Products Ltd	8.500%	4/01/21	B–	2,093,000

2,000	Resolute Forest Products	5.875%	5/15/23	BB–	1,575,000

1,500	Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	1,162,500

1,950	Verso Paper Holdings LLC, (8)	11.750%	1/15/19	N/R	316,875
	Total Paper & Forest Products				5,147,375

	Pharmaceuticals – 0.4%

1,700	VP Escrow Corporation, 144A, (5)	6.375%	10/15/20	B–	1,462,000

	Professional Services – 0.7%

2,625	CEB Inc., 144A	5.625%	6/15/23	BB–	2,556,094

	Real Estate Investment Trust – 0.6%

2,000	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BB+	2,035,000

	Real Estate Management & Development – 0.8%

3,000	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	3,015,000

	Road & Rail – 0.7%

2,000	Avis Budget Car Rental, 144A, (5)	5.125%	6/01/22	B+	1,930,000

2,357	Jack Cooper Enterprises, Inc., 144A	10.500%	3/15/19	CCC–	742,405
	Total Road & Rail				2,672,405

	Semiconductors & Semiconductor Equipment – 0.3%

1,275	Advanced Micro Devices, Inc., (5)	7.000%	7/01/24	CCC	1,077,375

	Software – 0.2%

500	BCP Singapore VI Cayman Financing Company Limited, 144A	8.000%	4/15/21	B+	428,750

180	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	183,150
	Total Software				611,900

	Specialty Retail – 0.8%

2,851	Sally Holdings Inc.	5.750%	6/01/22	BB+	2,954,349

	Technology Hardware, Storage & Peripherals – 0.2%

700	Western Digital Corporation, 144A, (5)	10.500%	4/01/24	BB+	749,000

	Trading Companies & Distributors – 0.5%

2,000	Avation Capital SA, 144A	7.500%	5/27/20	B+	1,900,000

	Transportation Infrastructure – 0.6%

2,000	Navigator Holdings Limited, 144A, Reg S	9.000%	12/18/17	N/R	2,030,218

NUVEEN	49

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Wireless Telecommunication Services – 4.6%

$2,000	Altice Financing SA, 144A, (5)	6.625%	2/15/23	BB–	$1,963,740

2,000	Altice Financing SA, 144A	7.500%	5/15/26	BB–	1,965,000

1,900	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	1,672,000

2,000	Digicel Limited, 144A	6.000%	4/15/21	B1	1,725,000

2,255	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	2,221,175

3,000	Millicom International Cellular SA, 144A, (5)	6.000%	3/15/25	BB+	2,925,000

2,000	Sprint Communications Inc., 144A, (5)	7.000%	3/01/20	BB	2,093,980

2,000	T-Mobile USA Inc., (5)	6.625%	4/01/23	BB	2,114,240
	Total Wireless Telecommunication Services				16,680,135
	Total Corporate Bonds (cost $314,136,519)				276,855,728

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.0%

	Metals & Mining – 0.0%

$1,500	Great Western Mineral Group, Reg S, (8)	8.000%	4/06/17	N/R	$7,500

	Oil, Gas & Consumable Fuels – 0.0%

1,465	Alpha Natural Resources Inc., (8)	4.875%	12/15/20	N/R	3,663
$2,965	Total Convertible Bonds (cost $2,564,846)				11,163

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 4.0%

	Banks – 2.8%

$1,600	HSBC Holdings PLC, (5)	6.375%	N/A (10)	BBB	$1,524,000

2,000	Intesa Sanpaolo SpA, 144A, (5)	7.700%	N/A (10)	Ba3	1,725,000

1,903	Lloyd’s Banking Group PLC, (5)	7.500%	N/A (10)	BB+	1,860,182

1,500	Royal Bank of Scotland Group PLC, (5)	7.500%	N/A (10)	BB–	1,380,000

2,600	Societe Generale, 144A	7.875%	N/A (10)	BB+	2,411,500

2,000	SunTrust Capital Trust I, Series A	4.000%	N/A (10)	Baa3	1,510,000
11,603	Total Banks				10,410,682

	Capital Markets – 0.3%

1,513	Goldman Sachs Capital II	4.000%	N/A (10)	Ba1	1,133,116

	Food Products – 0.6%

2,000	Land O’Lakes Inc., 144A	8.000%	N/A (10)	BB	2,045,000

	Industrial Conglomerates – 0.0%

2,000	OAS Financial Limited, 144A	8.875%	N/A (10)	N/R	23,000

50	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels – 0.3%

$1,300	DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	$936,000
$18,416	Total $1,000 Par (or similar) Institutional Preferred (cost $16,803,137)				14,547,798

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET–BACKED SECURITIES – 0.0%

$1	Green Tree Financial Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1998-1	6.040%	11/01/29	AA	$717
$1	Total Asset-Backed Securities (cost $709)				717

Shares	Description (1), (11)				Value

	INVESTMENT COMPANIES – 3.2%

28,000	Adams Natural Resources Fund Inc.				$563,080

124,000	Blackrock Credit Allocation Income Trust IV				1,614,480

165,500	First Trust Strategic High Income Fund II				1,979,380

28,500	Gabelli Global Gold Natural Resources and Income Trust				185,250

191,500	Invesco Dynamic Credit Opportunities Fund				2,110,330

188,500	Pimco Income Strategy Fund				1,935,895

115,000	Pioneer Floating Rate Trust				1,296,050

150,309	Western Asset Emerging Markets Income Fund				1,629,349

34,351	WhiteHorse Finance Incorporated				371,678
	Total Investment Companies (cost $12,516,306)				11,685,492

Shares	Description (1)				Value

	WARRANTS – 0.0%

336,891	Iona Energy Inc., (3)				$—

6,707	FairPoint Communications Inc., (16)				101
	Total Warrants (cost $0)				101
	Total Long-Term Investments (cost $390,937,167)				342,104,332

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 20.1%

	Money Market Funds – 20.1%

73,403,049	Mount Vernon Securities Lending Trust Prime Portfolio, (13)	0.557% (12)			$73,403,049
	Total Investments Purchased with Collateral from Securities Lending (cost $73,403,049)				73,403,049
	Total Investments (cost 464,340,216) – 113.8%				415,507,381
	Borrowings – (5.5)% (14)				(20,000,000)
	Other Assets Less Liabilities – (8.3)% (15)				(30,465,075)
	Net Assets – 100%				$365,042,306

NUVEEN	51

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Investments in Derivatives as of June 30, 2016

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citigroup Global Markets, Inc.	Euro	1,430,900	U.S. Dollar	1,609,691	7/29/16	$20,014
Goldman Sacks Bank USA	Canadian Dollar	7,622,000	U.S. Dollar	5,821,365	7/29/16	(78,951)
Goldman Sacks Bank USA	U.S. Dollar	1,030,196	Canadian Dollar	1,320,000	7/29/16	(8,362)
						$(67,299)

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation Depreciation
U.S. Treasury 5-Year Note	Short	(89)	9/16	$(10,872,602)	$(6,953)	$(195,832)
U.S. Treasury 10-Year Note	Long	135	9/16	17,952,891	(10,547)	468,295
				$7,080,289	$(17,500)	$272,463

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	For financial reporting purposes, the ratings disclosed (not covered by the report of independent registered public accounting firm) are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $70,945,221.

(6)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(10)	Perpetual security. Maturity date is not applicable.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(12)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(13)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(14)	Borrowings as a percentage of total investments is 4.8%.

(15)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(16)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

See accompanying notes to financial statements.

52	NUVEEN

Nuveen Strategic Income Fund

Portfolio of Investments	June 30, 2016

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 98.7%

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

50	Dayton Superior, Class A, (2), (3)				$2,839

55	Dayton Superior, Class 1, (2), (3)				3,154
	Total Building Products				5,993
	Total Common Stocks (cost $20,079)				5,993

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.2%

	Electric Utilities – 0.1%

15,000	Exelon Corporation	6.500%		BB+	$740,100

	Independent Power & Renewable Electricity Producers – 0.1%

7,500	Dynegy Inc., (5)	5.375%		N/R	464,625
	Total Convertible Preferred Securities (cost $1,488,400)				1,204,725

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (6)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 1.6% (7)

	Auto Components – 0.1%

$983	Cooper-Standard Automotive Inc., Term Loan B	4.000%	3/28/21	BB–	$982,090

	Containers & Packaging – 0.3%

1,000	Packaging Coordinators Inc., Second Lien Term Loan, (WI/DD)	TBD	TBD	CCC+	980,000

1,000	Packaging Coordinators Inc., First Lien Term Loan, (WI/DD)	TBD	TBD	B	1,000,000
2,000	Total Containers & Packaging				1,980,000

	Diversified Financial Services – 0.1%

993	Jill Acquisition LLC, First Lien Term Loan B	6.000%	5/08/22	B	977,613

	Health Care Equipment & Supplies – 0.1%

988	Surgery Center Holdings Inc., First Lien Term Loan	5.250%	7/24/20	B	988,426

	Hotels, Restaurants & Leisure – 0.5%

1,970	Amaya BV, First Lien Term Loan	5.000%	7/29/21	BB	1,915,113

1,489	Lifetime Fitness, Term Loan B	4.250%	6/03/22	BB–	1,459,441

975	Rock Ohio Caesar LLC, Term Loan B	5.000%	3/29/19	B+	936,000
4,434	Total Hotels, Restaurants & Leisure				4,310,554

	Independent Power & Renewable Electricity Producers – 0.1%

65	Empire Generating Company LLC, Term Loan C	5.250%	3/13/21	B+	55,924

819	Empire Generating Company LLC	5.250%	3/13/21	B+	703,011
884	Total Independent Power & Renewable Electricity Producers				758,935

NUVEEN	53

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (6)	Ratings (4)	Value

	Oil, Gas & Consumable Fuels – 0.1%

$977	Arch Coal Inc., Term Loan B	7.500%	5/16/18	C	$460,537

2,000	Samson Investment Company Second Lien Term Loan, (8)	5.000%	9/25/18	N/R	116,250
2,977	Total Oil, Gas & Consumable Fuels				576,787

	Professional Services – 0.3%

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	965,000

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	965,000
2,000	Total Professional Services				1,930,000
$15,259	Total Variable Rate Senior Loan Interests (cost $15,132,195)				12,504,405

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.3%

	Banks – 0.3%

20,600	AgriBank FCB, (9)	6.875%		BBB+	$2,172,657

	Multi-Utilities – 0.0%

5,000	Dominion Resources Inc.	6.375%		Baa3	259,200
	Total $25 Par (or similar) Retail Preferred (cost $2,310,000)				2,431,857

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 74.2%

	Aerospace & Defense – 1.2%

$2,785	BAE Systems Holdings, 144A	3.850%	12/15/25	BBB+	$2,953,395

1,000	Bombardier Inc., 144A	7.500%	3/15/18	B	1,027,500

1,140	Exelis, Inc.	5.550%	10/01/21	BBB–	1,293,412

3,000	Martin Marietta Materials	4.250%	7/02/24	BBB+	3,196,737

1,500	Triumph Group Inc., (5)	4.875%	4/01/21	Ba3	1,410,000
	Total Aerospace & Defense				9,881,044

	Air Freight & Logistics – 0.1%

1,200	XPO Logistics, Inc., 144A, (5)	6.500%	6/15/22	B2	1,144,500

	Airlines – 0.9%

2,000	American Airlines Group Inc., 144A, (5)	4.625%	3/01/20	BB–	1,910,000

1,641	American Airlines Inc., Pass-Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	1,689,934

2,764	Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%	11/01/19	A	3,116,773

1,500	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B	678,750
	Total Airlines				7,395,457

	Auto Components – 0.5%

1,575	American & Axle Manufacturing Inc., (5)	6.625%	10/15/22	BB–	1,685,250

1,580	Tenneco Inc., (5)	5.375%	12/15/24	BB+	1,639,250

54	NUVEEN

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Auto Components (continued)

$1,000	Tupy S/A, 144A	6.625%	7/17/24	BB	$957,500
	Total Auto Components				4,282,000

	Automobiles – 0.8%

3,000	General Motors Corporation, (5)	4.000%	4/01/25	BBB–	3,025,224

3,240	General Motors Financial Company Inc.	4.250%	5/15/23	BBB–	3,332,457
	Total Automobiles				6,357,681

	Banks – 8.8%

6,520	Bank of America Corporation, (5)	4.000%	4/01/24	A	6,961,704

4,210	Bank of America Corporation	4.200%	8/26/24	A–	4,353,856

6,100	Bank of America Corporation, (5)	4.450%	3/03/26	A–	6,383,394

4,025	Bank of America Corporation	4.250%	10/22/26	A–	4,176,489

2,700	Barclays Bank PLC	3.650%	3/16/25	A	2,596,236

1,250	CIT Group Inc.	5.000%	8/01/23	BB+	1,259,375

5,710	Citigroup Inc.	3.750%	6/16/24	A	6,012,339

1,610	Citigroup Inc.	3.300%	4/27/25	A	1,649,928

6,000	Citigroup Inc.	4.300%	11/20/26	A–	6,184,836

2,695	Citigroup Inc.	4.450%	9/29/27	A–	2,770,692

3,465	GE Capital International Funding CO, 144A	4.418%	11/15/35	AA+	3,886,957

2,360	HSBC Holdings PLC	6.800%	6/01/38	A+	2,941,235

3,605	JPMorgan Chase & Company	3.375%	5/01/23	A	3,675,925

3,000	JPMorgan Chase & Company	3.875%	9/10/24	A	3,103,905

2,280	JPMorgan Chase & Company	6.400%	5/15/38	A+	3,124,302

1,250	Popular Inc.	7.000%	7/01/19	BB–	1,225,000

1,220	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,248,186

3,335	Santander UK PLC, 144A	5.000%	11/07/23	A–	3,423,374

2,485	Societe Generale, 144A	5.000%	1/17/24	A–	2,585,193

1,960	Standard Chartered PLC, 144A	5.700%	3/26/44	A	1,994,263
	Total Banks				69,557,189

	Beverages – 0.6%

1,250	Andalou Efes Biracilik ve Malt Sanayii AS, 144A	3.375%	11/01/22	BBB–	1,128,125

1,350	Constellation Brands Inc.	4.250%	5/01/23	BB+	1,404,000

2,000	DS Services of America, Inc., 144A	10.000%	9/01/21	Ba2	2,245,000
	Total Beverages				4,777,125

	Building Products – 1.0%

1,415	Builders FirstSource, Inc., 144A, (5)	7.625%	6/01/21	B+	1,478,675

750	Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	570,000

1,080	Masco Corporation	5.950%	3/15/22	BBB	1,207,580

1,500	NCI Building Systems, Inc., 144A	8.250%	1/15/23	BB–	1,612,185

NUVEEN	55

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Building Products (continued)

$2,740	Owens Corning Incorporated	4.200%	12/15/22	BBB–	$2,922,142
	Total Building Products				7,790,582

	Capital Markets – 5.0%

900	Goldman Sachs Group, Inc., (5)	5.750%	1/24/22	A	1,045,607

14,800	Goldman Sachs Group, Inc.	4.000%	3/03/24	A	15,879,216

1,920	Goldman Sachs Group, Inc.	4.250%	10/21/25	A–	1,986,864

9,295	Morgan Stanley	4.000%	7/23/25	A	9,957,808

10,500	Morgan Stanley, (5)	3.950%	4/23/27	A–	10,591,109
	Total Capital Markets				39,460,604

	Chemicals – 2.5%

3,000	Agrium Inc.	3.375%	3/15/25	BBB	3,053,037

2,125	Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	2,130,312

1,000	Chemours Co, (5)	6.625%	5/15/23	B+	850,000

1,450	Hexion Inc.	6.625%	4/15/20	B3	1,212,635

500	Huntsman International LLC, (5)	4.875%	11/15/20	B1	502,500

1,500	Kraton Polymers LLC/CAP, 144A	10.500%	4/15/23	B3	1,597,500

2,000	Momentive Performance Materials Inc., (3), (8)	8.875%	10/15/20	N/R	—

2,000	Momentive Performance Materials Inc.	3.880%	10/24/21	B	1,590,000

1,500	NOVA Chemicals Corporation, 144A, (5)	5.250%	8/01/23	BBB–	1,507,500

1,350	NOVA Chemicals Corporation, 144A, (5)	5.000%	5/01/25	BBB–	1,336,500

1,000	Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,060,000

1,975	Platform Specialty Products Corporation, 144A, (5)	6.500%	2/01/22	B+	1,738,000

1,605	PolyOne Corporation	5.250%	3/15/23	BB–	1,617,037

715	Rayonier AM Products Inc., 144A	5.500%	6/01/24	BB–	611,325

1,055	Tronox Finance LLC, (5)	6.375%	8/15/20	B	783,337
	Total Chemicals				19,589,683

	Commercial Services & Supplies – 1.4%

500	ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	507,500

1,290	ADT Corporation	6.250%	10/15/21	Ba2	1,378,365

1,585	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.950%	2/01/22	BBB–	1,585,000

1,975	APX Group, Inc., 144A, (5)	7.875%	12/01/22	B1	1,989,812

1,157	Casella Waste Systems Inc.	7.750%	2/15/19	B	1,180,863

1,220	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	Ba3	1,253,550

1,500	GFL Environmental Corporation, 144A	9.875%	2/01/21	B	1,597,500

1,250	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	1,187,500

800	R.R. Donnelley & Sons Company	7.625%	6/15/20	BB–	838,000
	Total Commercial Services & Supplies				11,518,090

56	NUVEEN

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Construction & Engineering – 0.2%

$1,450		AECOM Technology Corporation	5.750%	10/15/22	BB–	$1,479,000

500		Boart Longyear Management Pty Ltd, 144A	7.000%	4/01/21	CCC+	88,750
		Total Construction & Engineering				1,567,750

		Construction Materials – 0.8%

1,500		Cemex Finance LLC, 144A	9.375%	10/12/22	BB–	1,650,000

1,500		Cemex SAB de CV, 144A, (5)	5.700%	1/11/25	BB–	1,421,250

1,000		Norbord Inc., 144A	5.375%	12/01/20	Ba2	1,027,500

2,000		Reliance Intermediate Holdings LP, 144A	6.500%	4/01/23	BB–	2,080,000
		Total Construction Materials				6,178,750

		Consumer Finance – 2.0%

2,495		Ally Financial Inc.	5.750%	11/20/25	BB	2,501,237

3,938		Capital One Bank	3.375%	2/15/23	Baa1	4,029,578

750		Credit Acceptance Corporation	7.375%	3/15/23	BB	720,000

3,500		Discover Bank	4.250%	3/13/26	BBB+	3,662,642

3,215		Discover Financial Services	5.200%	4/27/22	BBB+	3,527,173

1,500		First Data Corporation, 144A, (5)	7.000%	12/01/23	B	1,522,500
		Total Consumer Finance				15,963,130

		Containers & Packaging – 1.4%

1,202		Ardagh Finance Holdings SA, 144A	8.625%	6/15/19	CCC+	1,213,596

2,100	CAD	Cascades Inc., 144A	5.500%	7/15/21	BB–	1,647,247

2,385		Packaging Corporation of America	3.650%	9/15/24	BBB	2,464,573

1,500		PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	1,380,000

1,350		Reynolds Group, 144A	5.125%	7/15/23	B+	1,366,875

2,640		Rock–Tenn Company	4.900%	3/01/22	BBB	2,930,915
		Total Containers & Packaging				11,003,206

		Diversified Consumer Services – 0.3%

500		Gibson Brands Inc., 144A	8.875%	8/01/18	CCC+	277,500

1,750		Prime Security Services Borrower LLC / Prime Finance, Inc., 144A	9.250%	5/15/23	B–	1,855,000
		Total Diversified Consumer Services				2,132,500

		Diversified Financial Services – 1.7%

3,510		BNP Paribas, 144A	4.375%	5/12/26	A	3,546,293

750		CNG Holdings Inc., 144A	9.375%	5/15/20	B–	367,500

1,650		Fly Leasing Limited, (5)	6.750%	12/15/20	BB	1,658,250

1,750		James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	1,789,375

1,745		Nationstar Mortgage LLC Capital Corporation, (5)	7.875%	10/01/20	B+	1,635,937

1,000		NewStar Financial, Inc.	7.250%	5/01/20	BB–	930,000

3,705		Synchrony Financial	4.250%	8/15/24	BBB–	3,836,038
		Total Diversified Financial Services				13,763,393

NUVEEN	57

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Telecommunication Services – 3.2%

$3,335	AT&T, Inc.	3.800%	3/15/22	A–	$3,552,715

1,250	AT&T, Inc.	5.550%	8/15/41	A–	1,401,955

1,000	CenturyLink Inc.	6.750%	12/01/23	BB+	982,500

2,240	Frontier Communications Corporation	8.500%	4/15/20	BB	2,377,200

2,500	Frontier Communications Corporation	11.000%	9/15/25	BB	2,596,875

2,750	GCI Inc., (5)	6.875%	4/15/25	BB–	2,782,670

900	IntelSat Jackson Holdings	7.500%	4/01/21	Caa2	621,000

1,000	IntelSat Jackson Holdings	6.625%	12/15/22	Caa3	675,000

1,000	Level 3 Financing Inc.	5.375%	8/15/22	BB	1,010,000

2,500	Neptune Finco Corporation, 144A, (5)	10.125%	1/15/23	B2	2,800,000

2,360	Qwest Corporation	6.750%	12/01/21	BBB–	2,548,800

1,540	Verizon Communications	5.150%	9/15/23	A–	1,794,223

1,165	Verizon Communications	3.500%	11/01/24	A–	1,241,311

675	Verizon Communications	4.862%	8/21/46	A–	737,133
	Total Diversified Telecommunication Services				25,121,382

	Electric Utilities – 0.8%

2,600	Eskom Holdings Limited, 144A	7.125%	2/11/25	BB+	2,576,990

1,115	FirstEnergy Transmission LLC, 144A	4.350%	1/15/25	Baa3	1,179,333

1,250	Intergen NV, 144A	7.000%	6/30/23	B+	884,375

1,000	RJS Power Holdings LLC, 144A	4.625%	7/15/19	B+	880,000

1,300	Talen Energy Supply LLC	6.500%	6/01/25	B+	1,079,000
	Total Electric Utilities				6,599,698

	Electronic Equipment, Instruments & Components – 0.1%

1,165	Anixter Inc.	5.125%	10/01/21	BB+	1,182,475

	Energy Equipment & Services – 1.0%

1,500	Ensco PLC	5.200%	3/15/25	BBB	1,042,500

2,430	Noble Holding International Limited	5.950%	4/01/25	BBB	1,937,925

2,000	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	2,012,236

750	Pacific Drilling V Limited, 144A	7.250%	12/01/17	B–	307,500

2,750	Regency Energy Partners Finance	5.000%	10/01/22	BBB–	2,822,124
	Total Energy Equipment & Services				8,122,285

	Food & Staples Retailing – 1.0%

1,675	Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	B	1,573,453

1,475	Sysco Corporation	3.300%	7/15/26	A3	1,531,085

2,000	Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	B–	1,760,000

3,000	Walgreens Boots Alliance, Inc.	3.800%	11/18/24	BBB	3,179,862
	Total Food & Staples Retailing				8,044,400

58	NUVEEN

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Food Products – 0.9%

$1,500		BRF Brasil Foods SA, 144A	4.750%	5/22/24	BBB	$1,488,750

2,000		Grupo Bimbo SAB de CV, 144A	3.875%	6/27/24	BBB	2,080,398

2,235		Kraft Heinz Foods Company, 144A	4.375%	6/01/46	BBB–	2,365,263

1,295		Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB+	1,291,762
		Total Food Products				7,226,173

		Gas Utilities – 0.2%

1,250		Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,228,125

		Health Care Equipment & Supplies – 0.4%

400	EUR	Ephios Bondco PLC, 144A	6.250%	7/01/22	B+	466,913

1,375		GreatBatch Limited, 144A	9.125%	11/01/23	B–	1,369,844

1,000		Tenet Healthcare Corporation, (5)	4.375%	10/01/21	BB	995,000
		Total Health Care Equipment & Supplies				2,831,757

		Health Care Providers & Services – 0.9%

2,000		Community Health Systems, Inc.	6.875%	2/01/22	B+	1,750,000

1,250		HCA Inc.	5.375%	2/01/25	BB	1,281,250

1,750		Kindred Healthcare Inc., (5)	6.375%	4/15/22	B–	1,561,875

1,000		Mednax Inc., 144A	5.250%	12/01/23	BBB–	1,012,500

1,250		Select Medical Corporation, (5)	6.375%	6/01/21	B–	1,200,000
		Total Health Care Providers & Services				6,805,625

		Hotels, Restaurants & Leisure – 1.1%

1,500		1011778 BC ULC/New Red Finance Inc., 144A	6.000%	4/01/22	B–	1,555,785

1,550		Caesars Entertainment Resort Properties LLC	8.000%	10/01/20	B+	1,553,875

750		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance Inc., (5)	9.375%	5/01/22	B–	697,500

1,100		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	1,116,500

1,100		International Game Technology PLC, 144A	6.250%	2/15/22	BB+	1,127,269

1,500		Scientific Games Corporation, 144A, (5)	7.000%	1/01/22	BB–	1,507,500

1,450		Wynn Macau Limited, 144A, (5)	5.250%	10/15/21	BB	1,410,560
		Total Hotels, Restaurants & Leisure				8,968,989

		Household Durables – 1.7%

1,875		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	1,870,312

2,940		Harman International Industries, Inc.	4.150%	5/15/25	BBB–	3,067,449

1,750		KB Home, (5)	7.000%	12/15/21	B+	1,758,750

1,000		KB Home	7.625%	5/15/23	B+	1,015,000

2,505		Newell Brands Inc.	4.200%	4/01/26	BBB–	2,716,908

1,350		RSI Home Products Incorporated, 144A	6.500%	3/15/23	B+	1,387,125

1,740		William Lyon Homes Incorporated	8.500%	11/15/20	B–	1,787,850
		Total Household Durables				13,603,394

NUVEEN	59

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Household Products – 0.2%

$1,300	Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	$1,316,453

	Independent Power & Renewable Electricity Producers – 1.3%

2,000	AES Corporation	7.375%	7/01/21	BB	2,255,000

1,000	Columbia Pipeline Group, Inc.	4.500%	6/01/25	Baa2	1,075,412

1,250	Dynegy Inc., (5)	6.750%	11/01/19	B+	1,253,125

2,000	Dynegy Inc., (5)	7.625%	11/01/24	B+	1,917,500

1,395	GenOn Energy Inc.	9.500%	10/15/18	CCC+	1,109,025

1,500	GenOn Energy Inc., (5)	9.875%	10/15/20	CCC+	1,065,000

1,500	NRG Energy Inc.	6.625%	3/15/23	BB–	1,477,500
	Total Independent Power & Renewable Electricity Producers				10,152,562

	Industrial Conglomerates – 0.2%

1,000	Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	1,067,500

1,000	Stena AB, 144A, (5)	7.000%	2/01/24	BB	787,500
	Total Industrial Conglomerates				1,855,000

	Insurance – 3.2%

2,475	AFLAC Insurance	6.450%	8/15/40	A–	3,293,621

3,000	Fairfax US Inc., 144A	4.875%	8/13/24	BBB–	3,027,867

3,255	Genworth Holdings Inc.	4.800%	2/15/24	Ba3	2,433,112

3,370	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	3,724,548

2,535	Lincoln National Corporation	4.000%	9/01/23	A–	2,636,517

3,015	Symetra Financial Corporation	4.250%	7/15/24	Baa1	3,134,412

1,830	UnumProvident Corporation	5.625%	9/15/20	BBB	2,054,779

4,790	XLIT Limited	4.450%	3/31/25	BBB	4,835,927
	Total Insurance				25,140,783

	Internet Software & Services – 0.4%

2,865	eBay Inc.	3.800%	3/09/22	BBB+	3,044,656

	IT Services – 0.2%

1,730	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	1,764,600

	Machinery – 1.1%

1,500	BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	1,290,000

1,260	CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B	1,108,800

1,060	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	1,032,175

3,280	Pentair Finance SA	4.650%	9/15/25	BBB–	3,398,254

1,784	Terex Corporation	6.000%	5/15/21	BB	1,786,230
	Total Machinery				8,615,459

	Marine – 0.4%

1,900	Eletson Holdings Inc., 144A	9.625%	1/15/22	B+	1,482,000

1,340	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	1,051,900

60	NUVEEN

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Marine (continued)

$820		Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	$578,100
		Total Marine				3,112,000

		Media – 5.0%

2,750		21st Century Fox America Inc.	6.650%	11/15/37	BBB+	3,608,294

1,500		Altice S.A, 144A	7.750%	5/15/22	B	1,515,000

2,260		CBS Corporation, (5)	4.000%	1/15/26	BBB	2,413,443

1,175		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	1,119,187

740		Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB+	749,250

2,560		Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation, 144A	4.908%	7/23/25	BBB	2,790,136

1,000		Clear Channel Communications, Inc.	11.250%	3/01/21	Caa1	715,000

1,790		Comcast Corporation	6.400%	5/15/38	A–	2,458,481

3,000		Cox Communications Inc., 144A	3.850%	2/01/25	BBB+	3,023,001

1,000		CSC Holdings Inc.	8.625%	2/15/19	B+	1,100,000

1,590		Dish DBS Corporation	5.875%	11/15/24	BB–	1,484,662

1,000		Lamar Media Corporation, 144A	5.750%	2/01/26	Ba1	1,040,630

1,500		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	1,477,500

1,000		Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B	1,030,000

2,006		Numericable Group SA, 144A, (5)	6.000%	5/15/22	B+	1,950,835

1,500		Radio One Inc., 144A	7.375%	10/15/22	B	1,432,500

1,310		Sinclair Television Group	6.375%	11/01/21	B+	1,375,500

1,000		Sirius XM Radio Inc., 144A	5.750%	8/01/21	BB	1,038,750

1,805		Time Warner Inc.	3.875%	1/15/26	BBB+	1,947,052

1,750		Tribune Media Company, (5)	5.875%	7/15/22	BB–	1,741,250

750		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	768,675

1,750	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	1,407,762

2,000		VTR Finance BV, 144A	6.875%	1/15/24	B+	1,993,960

1,750		WMG Acquisition Group, 144A	6.000%	1/15/21	Ba3	1,802,500
		Total Media				39,983,368

		Metals & Mining – 2.6%

1,000		AK Steel Corporation, (5)	7.625%	10/01/21	B–	917,500

1,400		Alcoa Inc., (5)	5.400%	4/15/21	BBB–	1,485,750

1,500		Aleris International Inc., 144A	9.500%	4/01/21	B	1,541,250

1,930		Allegheny Technologies Inc.	7.625%	8/15/23	B	1,611,550

1,780		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	1,735,500

2,015		ArcelorMittal, (5)	7.250%	2/25/22	BB+	2,120,788

1,500		ArcelorMittal, (5)	6.125%	6/01/25	BB+	1,492,500

500		Constellium N.V, 144A	8.000%	1/15/23	CCC+	440,000

1,450		Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB–	1,450,000

NUVEEN	61

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Metals & Mining (continued)

$935		First Quantum Minerals Limited, 144A	6.750%	2/15/20	B	$780,725

1,885		Freeport McMoRan, Inc., (5)	3.550%	3/01/22	BBB–	1,658,800

2,150		Newmont Mining Corporation	3.500%	3/15/22	BBB	2,232,786

1,250		Novellis Inc., (5)	8.750%	12/15/20	B	1,303,125

1,200		Teck Resources Limited	3.750%	2/01/23	B+	912,000

1,125		Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB–	1,046,250
		Total Metals & Mining				20,728,524

		Multiline Retail – 0.1%

1,000		J.C. Penney Company Inc.	8.125%	10/01/19	B+	1,036,250

		Oil, Gas & Consumable Fuels – 8.0%

1,565		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	1,755,476

1,000		Antero Resources Corporation, (5)	5.125%	12/01/22	BB	960,000

3,650		Apache Corporation	4.250%	1/15/44	BBB	3,535,467

1,700	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	1,116,820

1,500		Bellatrix Exploration Limited, 144A	8.500%	5/15/20	CCC+	1,035,000

1,295		Berkshire Hathaway Energy Company	6.125%	4/01/36	A–	1,715,075

419		California Resources Corporation, 144A	8.000%	12/15/22	B	297,490

1,025		Calumet Specialty Products	7.625%	1/15/22	CCC+	725,187

1,410		Canadian Natural Resources Limited	5.850%	2/01/35	BBB+	1,425,434

1,000		Chesapeake Energy Corporation, 144A, (5)	8.000%	12/15/22	B+	851,250

1,425		Concho Resources Inc.	5.500%	10/01/22	BB+	1,432,125

1,500		CONSOL Energy Inc.	5.875%	4/15/22	B	1,310,625

1,865		Continental Resources Inc., (5)	5.000%	9/15/22	BB+	1,817,685

1,400		Energy Transfer Equity LP	5.875%	1/15/24	BB+	1,361,500

1,000		Energy Transfer Equity LP	5.500%	6/01/27	BB+	940,000

2,315		EnLink Midstream Partners LP	4.150%	6/01/25	BBB–	2,134,520

500		EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	CCC+	300,000

1,400		Gibson Energy, 144A	6.750%	7/15/21	BB	1,393,000

910		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	757,575

292		Halcon Resources Corporation., 144A	12.000%	2/15/22	CCC+	267,180

2,300		Hess Corporation, (5)	3.500%	7/15/24	BBB	2,217,844

2,415		Kinder Morgan Energy Partners, LP	4.250%	9/01/24	BBB–	2,446,298

2,375		Marathon Petroleum Corporation, (5)	3.625%	9/15/24	BBB	2,333,281

685		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	633,625

1,950		MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	1,443,000

2,000		MPLX LP	4.000%	2/15/25	BBB–	1,817,532

2,060		Newfield Exploration Company	5.375%	1/01/26	BB+	2,003,350

1,550		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,410,500

62	NUVEEN

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$625	Oasis Petroleum Inc., (5)	6.875%	3/15/22	B+	$578,125

1,275	Petro Canada	6.800%	5/15/38	A–	1,677,909

1,250	Range Resources Corporation, (5)	5.000%	3/15/23	BB+	1,171,875

2,000	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	2,239,690

1,570	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B	1,381,600

1,345	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	1,358,450

2,600	Southeast Supply Header LLC, 144A	4.250%	6/15/24	Baa2	2,576,808

1,445	Southwestern Energy Company	4.100%	3/15/22	BB–	1,289,662

1,765	Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	1,694,400

1,520	Targa Resources Inc.	4.250%	11/15/23	BB–	1,364,200

2,585	Transocean Inc.	4.300%	10/15/22	BB–	1,828,887

2,075	Valero Energy Corporation, (5)	3.650%	3/15/25	BBB	2,078,870

825	Vanguard Natural Resources Finance	7.875%	4/01/20	CC	264,000

500	Western Refining Inc.	6.250%	4/01/21	B	455,000

2,875	Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	2,809,654

885	WPX Energy Inc.	7.500%	8/01/20	B	883,336
	Total Oil, Gas, & Consumable Fuels				63,089,305

	Paper & Forest Products – 0.7%

2,100	Domtar Corporation	6.750%	2/15/44	BBB–	2,298,364

1,200	Mercer International Inc., (5)	7.750%	12/01/22	B+	1,200,000

1,500	Millar Western Forest Products Ltd	8.500%	4/01/21	B–	690,000

1,250	Resolute Forest Products, (5)	5.875%	5/15/23	BB–	984,375

750	Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	581,250
	Total Paper & Forest Products				5,753,989

	Personal Products – 0.3%

1,915	International Paper Company	8.700%	6/15/38	BBB	2,785,134

	Pharmaceuticals – 0.2%

2,000	Endo Finance LLC, 144A	5.750%	1/15/22	B	1,804,800

	Professional Services – 0.2%

1,500	CEB Inc., 144A	5.625%	6/15/23	BB–	1,460,625

	Real Estate Investment Trust – 2.8%

3,070	American Tower Company, (5)	5.000%	2/15/24	BBB	3,470,089

1,500	Communications Sales & Leasing Inc., 144A, (5)	6.000%	4/15/23	BB+	1,526,250

2,000	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	2,059,422

1,000	Geo Group Inc.	6.000%	4/15/26	Ba3	1,010,000

2,060	Omega Healthcare Investors Inc.	4.950%	4/01/24	BBB–	2,144,005

2,080	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	2,151,228

1,420	Plum Creek Timberlands LP	4.700%	3/15/21	Baa2	1,546,318

NUVEEN	63

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Real Estate Investment Trust (continued)

$1,225	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B	$1,254,094

3,000	Senior Housing Properties Trust	4.750%	5/01/24	BBB–	3,056,619

1,165	Vereit Operating Partner	4.600%	2/06/24	BB+	1,173,737

2,500	Wells Fargo & Company	4.100%	6/03/26	A+	2,671,128
	Total Real Estate Investment Trust				22,062,890

	Real Estate Management & Development – 0.3%

500	Crescent Resources LLC, 144A	10.250%	8/15/17	B+	500,000

1,250	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,256,250

705	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	676,800
	Total Real Estate Management & Development				2,433,050

	Road & Rail – 0.5%

1,130	Avis Budget Car Rental, 144A, (5)	6.375%	4/01/24	B+	1,118,700

500	HERC Rental Inc.	7.750%	6/01/24	B+	487,500

1,000	Hertz Corporation, (5)	7.375%	1/15/21	B	1,032,500

1,350	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	1,336,500
	Total Road & Rail				3,975,200

	Software – 0.7%

1,730	Computer Sciences Corporation	4.450%	9/15/22	BBB	1,844,529

1,000	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	1,017,500

2,500	Total System Services Inc.	3.750%	6/01/23	BBB–	2,539,413
	Total Software				5,401,442

	Specialty Retail – 1.6%

2,000	AutoNation Inc.	4.500%	10/01/25	BBB–	2,116,564

2,745	Bed Bath and Beyond Incorporated	4.915%	8/01/34	BBB+	2,563,495

1,175	Guitar Center Inc., 144A	6.500%	4/15/19	B2	1,010,500

1,500	L Brands, Inc.	6.875%	11/01/35	BB+	1,518,750

4,485	Signet UK Finance PLC	4.700%	6/15/24	BBB–	4,378,930

1,000	The Men’s Warehouse Inc., (5)	7.000%	7/01/22	B2	840,000
	Total Specialty Retail				12,428,239

	Technology Hardware, Storage & Peripherals – 0.7%

2,970	Hewlett Packard Enterprise Co, 144A, (5)	4.900%	10/15/25	A–	3,104,562

950	NCR Corporation	6.375%	12/15/23	BB	969,000

1,425	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	1,517,625
	Total Technology Hardware, Storage & Peripherals				5,591,187

	Textiles, Apparel & Luxury Goods – 0.3%

2,195	Levi Strauss & Company	5.000%	5/01/25	BB	2,205,975

	Thrifts & Mortgage Finance – 0.2%

1,500	Radian Group Inc.	7.000%	3/15/21	BB–	1,604,070

64	NUVEEN

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Tobacco – 0.2%

$1,006	Altria Group Inc.	9.950%	11/10/38	A–	$1,810,674

	Trading Companies & Distributors – 0.3%

1,995	Air Lease Corporation, (5)	3.875%	4/01/21	BBB–	2,054,850

	Transportation Infrastructure – 0.2%

1,185	Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	1,238,325

	Wireless Telecommunication Services – 1.8%

1,500	Altice Financing SA, 144A	6.625%	2/15/23	BB–	1,472,805

2,000	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	1,760,000

1,250	Digicel Group, Limited, 144A	8.250%	9/30/20	B–	1,043,750

3,000	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB	2,982,954

1,000	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	985,000

2,100	Millicom International Cellular SA, 144A, (5)	6.000%	3/15/25	BB+	2,047,500

1,500	Sprint Corporation	7.250%	9/15/21	B+	1,278,750

1,350	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	1,346,625

1,050	T-Mobile USA Inc.	6.731%	4/28/22	BB	1,104,128
	Total Wireless Telecommunication Services				14,021,512
	Total Corporate Bonds (cost $585,296,440)				588,567,909

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 8.0%

	Banks – 4.1%

$1,590	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (5)	6.750%	N/A (11)	Baa1	$1,641,993

1,000	Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (11)	BB	997,700

1,695	Bank of America Corporation	6.300%	N/A (11)	BB+	1,794,581

3,895	Barclays PLC	8.250%	N/A (11)	BB+	3,807,207

1,965	Citigroup Inc.	6.250%	N/A (11)	BB+	2,023,950

2,000	Cobank Agricultural Credit Bank	6.250%	N/A (11)	BBB+	2,112,024

1,525	Fifth Third Bancorp.	5.100%	N/A (11)	Baa3	1,441,125

2,410	HSBC Holdings PLC, (5)	6.875%	N/A (11)	BBB	2,397,950

2,000	ING Groep N.V	6.000%	N/A (11)	BBB–	1,880,000

1,300	Intesa Sanpaolo SpA, 144A, (5)	7.700%	N/A (11)	Ba3	1,121,250

2,000	JPMorgan Chase & Company, (5)	6.750%	N/A (11)	BBB–	2,202,500

2,413	Lloyd’s Banking Group PLC, (5)	7.500%	N/A (11)	BB+	2,358,707

1,600	Nordea Bank AB, 144A	6.125%	N/A (11)	BBB	1,512,000

655	Royal Bank of Scotland Group PLC	7.500%	N/A (11)	BB–	602,600

2,000	Societe Generale, 144A	7.875%	N/A (11)	BB+	1,855,000

NUVEEN	65

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Banks (continued)

$2,000	Standard Chartered PLC, 144A, (5)	6.500%	N/A (11)	BBB–	$1,835,000

2,620	SunTrust Bank Inc., (5)	5.625%	N/A (11)	Baa3	2,633,100
32,668	Total Banks				32,216,687

	Capital Markets – 0.6%

2,300	Goldman Sachs Group Inc.	5.375%	N/A (11)	Ba1	2,274,516

2,800	UBS Group AG, Reg S	7.125%	N/A (11)	BB+	2,779,000
5,100	Total Capital Markets				5,053,516

	Consumer Finance – 0.2%

1,620	American Express Company	5.200%	N/A (11)	Baa2	1,568,970

	Diversified Financial Services – 0.7%

3,110	BNP Paribas, 144A	7.375%	N/A (11)	BBB–	3,044,690

2,445	BNP Paribas, 144A	7.625%	N/A (11)	BBB–	2,445,000
5,555	Total Diversified Financial Services				5,489,690

	Electric Utilities – 0.3%

2,720	Electricite de France, 144A	5.250%	N/A (11)	Baa2	2,590,800

	Food Products – 0.4%

2,780	Land O’ Lakes Incorporated, 144A	8.000%	N/A (11)	BB	2,842,550

	Industrial Conglomerates – 0.4%

3,086	General Electric Company	5.000%	N/A (11)	AA–	3,278,875

1,000	OAS Financial Limited, 144A	8.875%	N/A (11)	N/R	11,500
4,086	Total Industrial Conglomerates				3,290,375

	Insurance – 0.5%

1,500	Allstate Corporation	5.750%	8/15/53	Baa1	1,538,250

2,500	Sirius International Group Limited, 144A	7.506%	N/A (11)	BB+	2,509,375
4,000	Total Insurance				4,047,625

	Real Estate Investment Trust – 0.8%

3,000	Wachovia Capital Trust III	5.570%	N/A (11)	BBB	2,962,614

3,000	Wells Fargo & Company	5.875%	N/A (11)	BBB	3,198,750
6,000	Total Real Estate Investment Trust				6,161,364
$64,529	Total $1,000 Par (or similar) Institutional Preferred (cost $63,602,042)				63,261,577

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 9.2%

$1,056	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,097,780

2,344	American Homes 4 Rent, Series 2014-SFR2	3.786%	10/17/36	Aaa	2,515,289

2,270	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	2,558,176

66	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$31		Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	$29,890

1,200		Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.512%	9/17/48	A–	1,215,010

770		Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/17/48	BBB–	574,521

2,400		Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP	4.427%	9/10/28	BBB–	2,412,899

4,544		Colony American Homes Trust 2014-1A	1.596%	5/17/31	Aaa	4,506,259

3,000		Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA	2.843%	6/15/34	A	2,959,665

3,940		Commercial Mortgage Pass-Through Certificates 2015-CR22	4.264%	3/12/48	A–	3,925,416

2,860		Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.645%	10/13/48	A–	2,795,703

181		Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	B3	181,857

202		Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	3/25/29	Caa1	194,629

341		Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.611%	2/25/34	BB+	327,221

1,004		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	1/25/23	Caa1	920,073

157		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	164,339

296		Fannie Mae Mortgage Interest Stripss 366 25, (I/O)	5.000%	9/01/24	Aaa	17,940

960		Fannie Mae Mortgage Pool 255956	5.500%	10/01/25	Aaa	1,077,494

109		Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	121,916

121		Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	135,277

33		Fannie Mae Mortgage Pool 725553	2.505%	9/01/33	Aaa	35,567

170		Fannie Mae Mortgage Pool 725773	5.500%	9/01/34	Aaa	193,418

67		Fannie Mae Mortgage Pool 735060	6.000%	11/01/34	Aaa	77,198

53		Fannie Mae Mortgage Pool 735606	2.226%	5/01/35	Aaa	54,930

48		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	54,340

248		Fannie Mae Mortgage Pool 745324	6.000%	3/01/34	Aaa	279,979

245		Fannie Mae Mortgage Pool 745548	2.659%	1/01/35	Aaa	253,500

52		Fannie Mae Mortgage Pool 824163	5.500%	4/01/35	Aaa	58,564

86		Fannie Mae Mortgage Pool 831377	6.500%	4/01/36	Aaa	98,737

68		Fannie Mae Mortgage Pool 838948	2.070%	8/01/35	Aaa	71,163

46		Fannie Mae Mortgage Pool 852909	6.500%	4/01/36	Aaa	53,331

—	(12)	Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	189

128		Fannie Mae Mortgage Pool 893318	6.500%	8/01/36	Aaa	146,750

14		Fannie Mae Mortgage Pool 905597	5.678%	12/01/36	Aaa	14,765

65		Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	74,241

56		Fannie Mae Mortgage Pool 946228	6.159%	9/01/37	Aaa	60,450

—	(12)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	97

306		Fannie Mae Mortgage Pool AA0005	5.500%	11/01/38	Aaa	344,152

NUVEEN	67

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$265	Fannie Mae Mortgage Pool AA0889	5.500%	12/01/38	Aaa	$297,768

46	Fannie Mae Mortgage Pool AL1187	5.500%	7/01/24	Aaa	47,153

13,060	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	13,761,464

239	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	1.007%	2/25/48	Aaa	238,702

11	Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	2.649%	1/01/37	Aaa	12,331

1	Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	Aaa	1,240

651	Freddie Mac Gold Pool 1K1238	2.525%	7/01/36	Aaa	689,379

355	Freddie Mac Gold Pool 1L0117	2.842%	10/01/29	Aaa	371,300

147	Freddie Mac Gold Pool 847240	2.587%	7/01/30	Aaa	153,349

89	Freddie Mac Gold Pool 847411	2.618%	5/01/33	Aaa	93,516

297	Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	341,086

65	Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	72,309

1,405	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.484%	5/25/45	Aaa	1,437,693

17	Freddie Mac Non Gold Participation Certificates 847681	2.530%	12/01/36	Aaa	18,316

3,430	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	2,587,435

56	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	56,962

1,363	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	1,168,913

222	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.750%	3/25/35	BBB+	220,654

3,910	Invitation Homes Trust 2014-SFR1	3.046%	6/19/31	Baa2	3,892,341

883	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.733%	6/25/37	Caa1	785,266

1,370	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates 2015-C29	3.842%	5/15/48	BBB–	965,151

3,376	JPMorgan Madison Avenue Securities Trust, Mortgage Pass-Through Certificates, Series 2014-1	2.696%	11/25/24	BBB–	3,380,222

222	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.177%	4/25/38	BB+	222,616

2,579	Master RePerforming Loan Trust 2005-1	7.500%	8/25/34	B1	2,626,928

230	Merrill Lynch Mortgage Investors Inc., Commercial Mortgage Pass-Through Certificates, Series 2006	5.204%	12/12/49	AA	232,133

1,955	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22	4.384%	4/17/48	BBB–	1,555,676

3,860	New Residential Advance Receivable Trust , Series 2016-T1	4.377%	6/15/49	BBB	3,882,766

108	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	96,807

344	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.774%	10/20/35	D	297,893

256	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.338%	8/25/38	AA	268,611

68	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,430		Wells Fargo Commercial Mortgage Trust, Commercial Mortgage-Pass- Through Certificates, Series 2015-C26	3.586%	2/18/48	BBB–	$2,378,280

17		Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.938%	2/25/35	A+	16,568

1,352		Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-C15	4.629%	8/17/46	BBB–	1,193,401
$75,082		Total Asset-Backed and Mortgage-Backed Securities (cost $72,742,580)				72,966,954

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 5.2%

		Argentina – 0.2%

$1,200		Republic of Argentina, 144A, (5)	7.625%	4/22/46	B	$1,297,800

		Costa Rica – 0.3%

2,000		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	1,995,000

		Dominican Republic – 0.3%

2,500		Dominican Republic, 144A	5.500%	1/27/25	BB–	2,543,750

		Mexico – 2.0%

34,700	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A	2,060,799

72,550	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	4,520,984

60,500	MXN	Mexico Bonos de DeSarrollo	10.000%	12/05/24	A	4,251,483

84,800	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	5,406,453
		Total Mexico				16,239,719

		Portugal – 0.6%

4,300	EUR	Portugal Obrigacoes do Tesouro, 144A, Reg S	2.875%	10/15/25	Ba1	4,761,256

		Romania – 0.1%

1,000		Republic of Romania, 144A, (5)	4.875%	1/22/24	BBB–	1,102,600

		South Africa – 1.3%

124,375	ZAR	Republic of South Africa	6.750%	3/31/21	Baa2	7,937,444

2,250		Republic of South Africa	5.875%	9/16/25	Baa2	2,505,375
		Total South Africa				10,442,819

		Sri Lanka – 0.3%

2,100		Republic of Sri Lanka, 144A	6.850%	11/03/25	B+	2,045,627

		Uruguay – 0.1%

850		Republic of Uruguay	5.100%	6/18/50	BBB	850,000
		Total Sovereign Debt (cost $47,421,571)				41,278,571
		Total Long-Term Investments (cost $788,013,307)				782,221,991

NUVEEN	69

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 13.3%

	Money Market Funds – 13.3%

105,884,834	Mount Vernon Securities Lending Trust Prime Portfolio, (14)	0.557% (13)	$105,884,834
	Total Investments Purchased with Collateral from Securities Lending (cost $105,884,834)		105,884,834

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 0.9%

	Money Market Funds – 0.9%

7,256,915	First American Treasury Obligations Fund, Class Z	0.230% (13)	$7,256,915
	Total Short-Term Investments (cost $7,256,915)		7,256,915
	Total Investments (cost $901,155,056) – 112.9%		895,363,740
	Other Assets Less Liabilities – (12.9)% (15)		(102,583,274)
	Net Assets – 100%		$792,780,466

Investments in Derivatives as of June 30, 2016

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America, N.A.	Euro	5,640,000	U.S. Dollar	6,345,485	7/29/16	$79,654
Bank of America, N.A.	Mexican Peso	187,530,000	U.S. Dollar	9,967,154	8/22/16	(235,091)
Bank of America, N.A.	U.S. Dollar	880,267	Euro	798,000	7/29/16	6,281
Bank of America, N.A.	U.S. Dollar	157,830	Euro	142,000	7/29/16	(74)
Bank of America, N.A.	U.S. Dollar	8,053,264	Swiss Franc	7,850,000	8/30/16	14,574
Citigroup Global Markets, Inc.	Japanese Yen	1,386,000,000	U.S. Dollar	13,299,174	8/22/16	(145,470)
Citigroup Global Markets, Inc.	U.S. Dollar	6,774,510	Japanese Yen	691,000,000	8/22/16	(71,588)
Goldman Sachs Bank USA	Canadian Dollar	5,111,000	U.S. Dollar	3,903,568	7/29/16	(52,941)
JPMorgan Chase Bank, N.A.	Indian Rupee	535,000,000	U.S. Dollar	7,940,042	8/05/16	64,867
JPMorgan Chase Bank, N.A.	U.S. Dollar	7,861,289	Indian Rupee	535,000,000	8/05/16	13,886
Morgan Stanley Capital Services LLC	South African Rand	117,000,000	U.S. Dollar	7,509,194	7/20/16	(401,902)
						$(727,804)

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC*	$26,000,000	Receive	3-Month USD -LIBOR -ICE	2.743%	Semi -Annually	4/15/24	$(3,083,040)	$46,627	$(3,083,040)
*	Citigroup Global Markets, Inc. is the clearing broker for this transaction.

Credit Default Swaps

Counterparty	Referenced Entity	Buy/Sell Protection (16)	Current Credit Spread (17)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	Markit iTraxx Europe Crossover	Sell	3.52%	$5,900,000	5.000%	6/20/21	$393,001	$52,153	$(109,378)
*	Citigroup Global Markets, Inc. is also the clearing broker for this transaction.

70	NUVEEN

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(163)	9/16	$(19,912,742)	$(12,734)	$(150,659)
U.S. Treasury 10-Year Note	Short	(919)	9/16	(122,212,641)	71,797	(3,218,963)
U.S. Treasury Long Bond	Short	(44)	9/16	(7,583,125)	28,875	(267,140)
U.S. Treasury Ultra Bond	Long	291	9/16	54,235,125	(263,719)	3,480,616
				$(95,473,383)	$(175,781)	$(156,146)
*	Total aggregate Notional Amount at Value of long and short positions is $54,235,125 and $(149,708,508).

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	For financial reporting purposes ratings disclosed (not covered by the report of independent registered public accounting firm) are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $102,580,963.

(6)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(11)	Perpetual security. Maturity date is not applicable.

(12)	Principal Amount (000) rounds to less than $1,000.

(13)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(14)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(15)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(17)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(I/O)	Interest only security.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

CAD	Canadian Dollar

EUR	Euro

MXN	Mexican Peso

ZAR	South African Rand

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange.

See accompanying notes to financial statements.

NUVEEN	71

Statement of

Assets and Liabilities	June 30, 2016

	Global Total Return Bond	High Income Bond	Strategic Income
Assets
Long-term investments, at value (cost $13,346,865, $390,937,167 and $788,013,307, respectively)	$13,319,784	$342,104,332	$782,221,991
Investments purchased with collateral from securities lending, at value (cost approximates value)	—	73,403,049	105,884,834
Short-term investments, at value (cost approximates value)	879,344	—	7,256,915
Cash denominated in foreign currencies (cost $—, $— and $936, respectively)	—	—	937
Cash	—	442,261	—
Cash collateral at brokers(1)	62,240	154,400	2,100,938
Credit default swap premiums paid	8,524	—	502,379
Unrealized appreciation on forward foreign currency exchange contracts, net	100,764	20,014	78,753
Receivable for:
Dividends	1,359	187,221	39,392
Due from broker	—	43,944	43,237
Interest	143,407	6,761,283	10,123,848
Investments sold	594,532	36,280,088	29,621,673
Reclaims	1,190	—	—
Reimbursement from Adviser	7,611	—	—
Shares sold	—	5,113,162	911,458
Variation margin on futures contracts	547	—	100,672
Variation margin on swap contracts	2,847	—	98,780
Other assets	19,546	54,348	45,231
Total assets	15,141,695	464,564,102	939,031,038
Liabilities
Borrowings	—	20,000,000	—
Cash overdraft denominated in foreign currencies (cost $16,183, $— and $—, respectively)	16,166	—	—
Unrealized depreciation on forward foreign currency exchange contracts, net	18,470	87,313	806,557
Payable for:
Collateral from securities lending program	—	73,403,049	105,884,834
Dividends	38,140	901,476	1,437,314
Investments purchased	1,318,879	2,932,751	31,185,025
Shares redeemed	1,583	1,714,667	5,910,800
Variation margin on futures contracts	703	17,500	276,453
Accrued expenses:
Management fees	—	199,647	287,531
Directors/Trustees fees	76	28,890	44,390
12b-1 distribution and service fees	428	64,726	116,492
Other	74,098	171,777	301,176
Total liabilities	1,468,543	99,521,796	146,250,572
Net assets	$13,673,152	$365,042,306	$792,780,466

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

72	NUVEEN

	Global Total Return Bond	High Income Bond	Strategic Income
Class A Shares
Net assets	$1,011,872	$114,537,280	$187,052,003
Shares outstanding	55,980	15,870,421	17,776,474
Net asset value (“NAV”) per share	$18.08	$7.22	$10.52
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 4.75%, 4.25%, respectively, of offering price)	$18.98	$7.58	$10.99
Class C Shares
Net assets	$252,545	$41,662,648	$89,173,444
Shares outstanding	13,905	5,779,593	8,522,831
NAV and offering price per share	$18.16	$7.21	$10.46
Class R3 Shares
Net assets	$44,467	$833,765	$7,646,594
Shares outstanding	2,452	113,149	724,009
NAV and offering price per share	$18.13	$7.37	$10.56
Class R6 Shares
Net assets	$—	$—	$33,371,964
Shares outstanding	—	—	3,171,447
NAV and offering price per share	$—	$—	$10.52
Class I Shares
Net assets	$12,364,268	$208,008,613	$475,536,461
Shares outstanding	681,469	28,747,869	45,227,155
NAV and offering price per share	$18.14	$7.24	$10.51
Net assets consist of:
Capital paid-in	$14,388,642	$506,958,362	$902,554,385
Undistributed (Over-distribution of) net investment income	(178,645)	533,552	(5,931,705)
Accumulated net realized gain (loss)	(459,280)	(93,823,054)	(94,000,818)
Net unrealized appreciation (depreciation)	(77,565)	(48,626,554)	(9,841,396)
Net assets	$13,673,152	$365,042,306	$792,780,466
Authorized shares – per class	Unlimited	2 billion	2 billion
Par value per share	$0.01	$0.0001	$0.0001

See accompanying notes to financial statements.

NUVEEN	73

Statement of

Operations	Year Ended June 30, 2016

	Global Total Return Bond	High Income Bond	Strategic Income
Investment Income
Dividend income (net of foreign tax withheld of $—, $2,447 and $—, respectively)	$11,691	$2,724,955	$747,109
Interest income (net of foreign tax withheld of $—, $1,476 and $3,397, respectively)	666,811	37,209,383	52,643,983
Securities lending income, net	—	356,293	531,478
Total investment income	678,502	40,290,631	53,922,570
Expenses
Management fees	83,417	2,616,522	4,983,407
12b-1 service fees – Class A Shares	3,499	304,015	584,057
12b-1 distribution and service fees – Class C Shares	2,138	432,413	989,679
12b-1 distribution and service fees – Class R3 Shares	218	4,390	47,997
Shareholder servicing agent fees	2,693	367,868	760,195
Custodian fees	72,442	146,892	281,666
Directors/Trustees fees	440	11,325	25,486
Professional fees	45,738	66,263	107,783
Shareholder reporting expenses	18,608	40,735	118,440
Federal and state registration fees	48,808	83,169	125,524
Other	13,381	183,246	41,673
Total expenses before fee waiver/expense reimbursement	291,382	4,256,838	8,065,907
Fee waiver/expense reimbursement	(179,947)	(554)	(941,570)
Net expenses	111,435	4,256,284	7,124,337
Net investment income (loss)	567,067	36,034,347	46,798,233
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(1,454,774)	(69,385,392)	(70,792,612)
Forward foreign currency exchange contracts	47,529	1,656,267	13,528,427
Futures contracts	19,342	431,364	(4,939,649)
Swaps	(44,978)	(556,245)	(6,260,347)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,128,084	(7,410,663)	18,506,687
Forward foreign currency exchange contracts	189,522	(240,417)	(1,335,064)
Futures contracts	(66,004)	547,980	247,635
Swaps	(88,943)	250,790	(1,362,803)
Net realized and unrealized gain (loss)	(270,222)	(74,706,316)	(52,407,726)
Net increase (decrease) in net assets from operations	$296,845	$(38,671,969)	$(5,609,493)

See accompanying notes to financial statements.

74	NUVEEN

Statement of

Changes in Net Assets

	Global Total Return Bond		High Income Bond
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
Operations
Net investment income (loss)	$567,067	$782,049	$36,034,347	$52,325,710
Net realized gain (loss) from:
Investments and foreign currency	(1,454,774)	(326,542)	(69,385,392)	(34,123,226)
Forward foreign currency exchange contracts	47,529	(250,808)	1,656,267	13,219,277
Futures contracts	19,342	(182,445)	431,364	(578,896)
Swaps	(44,978)	13,589	(556,245)	(1,827,472)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,128,084	(1,418,081)	(7,410,663)	(73,863,867)
Forward foreign currency exchange contracts	189,522	(103,660)	(240,417)	146,922
Futures contracts	(66,004)	13,462	547,980	(352,543)
Swaps	(88,943)	(28,185)	250,790	320,392
Net increase (decrease) in net assets from operations	296,845	(1,500,621)	(38,671,969)	(44,733,703)
Distributions to Shareholders
From net investment income:
Class A Shares	(5,028)	(64,249)	(8,982,839)	(10,263,959)
Class C Shares	(769)	(6,623)	(2,834,762)	(3,494,239)
Class R3 Shares	(157)	(1,868)	(62,186)	(68,691)
Class R6 Shares	—	—	—	—
Class I Shares	(47,025)	(798,173)	(21,369,935)	(37,801,973)
From accumulated net realized gains:
Class A Shares	—	(20,483)	—	(1,298,112)
Class C Shares	—	(2,560)	—	(551,922)
Class R3 Shares	—	(670)	—	(10,919)
Class R6 Shares	—	—	—	—
Class I Shares	—	(250,904)	—	(5,141,766)
Return of capital:
Class A Shares	(50,553)	—	—	—
Class C Shares	(6,026)	—	—	—
Class R3 Shares	(1,449)	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(504,084)	—	—	—
Decrease in net assets from distributions to shareholders	(615,091)	(1,145,530)	(33,249,722)	(58,631,581)
Fund Share Transactions
Proceeds from sale of shares	431,552	1,078,129	290,281,180	477,217,806
Proceeds from shares issued to shareholders due to reinvestment of distributions	104,173	364,059	17,581,399	25,563,889
	535,725	1,442,188	307,862,579	502,781,695
Cost of shares redeemed	(5,363,722)	(688,048)	(493,243,683)	(779,613,360)
Net increase (decrease) in net assets from Fund share transactions	(4,827,997)	754,140	(185,381,104)	(276,831,665)
Net increase (decrease) in net assets	(5,146,243)	(1,892,011)	(257,302,795)	(380,196,949)
Net assets at the beginning of period	18,819,395	20,711,406	622,345,101	1,002,542,050
Net assets at the end of period	$13,673,152	$18,819,395	$365,042,306	$622,345,101
Undistributed (Over-distribution of) net investment income at the end of period	$(178,645)	$(471,513)	$533,552	$2,281,412

See accompanying notes to financial statements.

NUVEEN	75

Statement of Changes in Net Assets (continued)

	Strategic Income
	Year Ended 6/30/16	Year Ended 6/30/15
Operations
Net investment income (loss)	$46,798,233	$47,638,574
Net realized gain (loss) from:
Investments and foreign currency	(70,792,612)	(9,317,210)
Forward foreign currency exchange contracts	13,528,427	18,051,609
Futures contracts	(4,939,649)	(6,149,196)
Swaps	(6,260,347)	(863,146)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	18,506,687	(56,122,617)
Forward foreign currency exchange contracts	(1,335,064)	790,473
Futures contracts	247,635	(495,755)
Swaps	(1,362,803)	(1,179,760)
Net increase (decrease) in net assets from operations	(5,609,493)	(7,647,028)
Distributions to Shareholders
From net investment income:
Class A Shares	(11,921,409)	(10,648,005)
Class C Shares	(4,273,552)	(3,444,106)
Class R3 Shares	(464,157)	(433,800)
Class R6 Shares	(1,603,676)	(447,293)
Class I Shares	(31,361,137)	(37,555,701)
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Return of capital:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	(49,623,931)	(52,528,905)
Fund Share Transactions
Proceeds from sale of shares	192,983,898	804,277,621
Proceeds from shares issued to shareholders due to reinvestment of distributions	28,548,825	26,744,855
	221,532,723	831,022,476
Cost of shares redeemed	(578,746,922)	(359,677,544)
Net increase (decrease) in net assets from Fund share transactions	(357,214,199)	471,344,932
Net increase (decrease) in net assets	(412,447,623)	411,168,999
Net assets at the beginning of period	1,205,228,089	794,059,090
Net assets at the end of period	$792,780,466	$1,205,228,089
Undistributed (Over-distribution of) net investment income at the end of period	$(5,931,705)	$14,977,584

See accompanying notes to financial statements.

76	NUVEEN

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NUVEEN	77

Financial

Highlights

Global Total Return Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (12/11)
2016	$18.35	$0.65	$(0.22)	$0.43	$(0.06)	$—	$(0.64)	$(0.70)	$18.08
2015	20.97	0.73	(2.26)	(1.53)	(0.82)	(0.27)	—	(1.09)	18.35
2014	20.54	0.79	0.68	1.47	(0.73)	(0.31)	—	(1.04)	20.97
2013	21.19	0.72	(0.14)	0.58	(0.86)	(0.37)	—	(1.23)	20.54
2012(d)	20.00	0.41	1.07	1.48	(0.29)	—	—	(0.29)	21.19
Class C (12/11)
2016	18.44	0.50	(0.21)	0.29	(0.06)	—	(0.51)	(0.57)	18.16
2015	21.04	0.58	(2.26)	(1.68)	(0.65)	(0.27)	—	(0.92)	18.44
2014	20.58	0.63	0.70	1.33	(0.56)	(0.31)	—	(0.87)	21.04
2013	21.18	0.56	(0.10)	0.46	(0.69)	(0.37)	—	(1.06)	20.58
2012(d)	20.00	0.29	1.13	1.42	(0.24)	—	—	(0.24)	21.18
Class R3 (12/11)
2016	18.41	0.60	(0.22)	0.38	(0.06)	—	(0.60)	(0.66)	18.13
2015	21.03	0.68	(2.27)	(1.59)	(0.76)	(0.27)	—	(1.03)	18.41
2014	20.58	0.74	0.69	1.43	(0.67)	(0.31)	—	(0.98)	21.03
2013	21.20	0.66	(0.11)	0.55	(0.80)	(0.37)	—	(1.17)	20.58
2012(d)	20.00	0.35	1.13	1.48	(0.28)	—	—	(0.28)	21.20
Class I (12/11)
2016	18.42	0.69	(0.22)	0.47	(0.06)	—	(0.69)	(0.75)	18.14
2015	21.05	0.78	(2.27)	(1.49)	(0.87)	(0.27)	—	(1.14)	18.42
2014	20.61	0.84	0.69	1.53	(0.78)	(0.31)	—	(1.09)	21.05
2013	21.23	0.77	(0.11)	0.66	(0.91)	(0.37)	—	(1.28)	20.61
2012(d)	20.00	0.42	1.12	1.54	(0.31)	—	—	(0.31)	21.23

78	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.42%	$1,012	2.19%		2.40%		0.96%		3.63%		118%
(7.45)	1,612	1.82		2.85		0.96		3.71		89
7.45	1,378	2.03		2.81		0.97		3.87		109
2.47	1,037	2.16		2.10		0.97		3.29		176
7.42	310	2.44	*	1.99	*	0.98	*	3.46	*	116

1.65	253	2.97		1.57		1.71		2.82		118
(8.15)	204	2.57		2.11		1.71		2.96		89
6.74	204	2.77		2.06		1.72		3.11		109
1.94	158	2.99		1.29		1.72		2.56		176
7.10	53	2.74	*	1.41	*	1.72	*	2.42	*	116

2.16	44	2.45		2.12		1.21		3.36		118
(7.72)	45	2.07		2.60		1.21		3.46		89
7.26	51	2.26		2.57		1.22		3.61		109
2.34	50	2.31		1.91		1.22		3.00		176
7.38	53	2.24	*	1.91	*	1.23	*	2.92	*	116

2.69	12,364	1.93		2.66		0.71		3.87		118
(7.26)	16,958	1.57		3.10		0.71		3.95		89
7.76	19,078	1.77		3.09		0.72		4.13		109
2.86	16,392	1.81		2.41		0.72		3.50		176
7.71	14,767	1.74	*	2.41	*	0.73	*	3.42	*	116

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 2, 2011 (commencement of operations) through June 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	79

Financial Highlights (continued)

High Income Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/01)
2016	$8.23	$0.57	$(1.05)	$(0.48)	$(0.53)	$—	$(0.53)	$7.22
2015	9.29	0.55	(1.00)	(0.45)	(0.54)	(0.07)	(0.61)	8.23
2014	8.99	0.58	0.53	1.11	(0.61)	(0.20)	(0.81)	9.29
2013	8.64	0.63	0.39	1.02	(0.67)	—	(0.67)	8.99
2012	9.05	0.69	(0.38)	0.31	(0.69)	(0.03)	(0.72)	8.64
Class C (8/01)
2016	8.22	0.53	(1.07)	(0.54)	(0.47)	—	(0.47)	7.21
2015	9.27	0.49	(0.99)	(0.50)	(0.48)	(0.07)	(0.55)	8.22
2014	8.98	0.51	0.52	1.03	(0.54)	(0.20)	(0.74)	9.27
2013	8.62	0.56	0.40	0.96	(0.60)	—	(0.60)	8.98
2012	9.01	0.63	(0.37)	0.26	(0.62)	(0.03)	(0.65)	8.62
Class R3 (9/01)
2016	8.40	0.57	(1.08)	(0.51)	(0.52)	—	(0.52)	7.37
2015	9.48	0.53	(1.01)	(0.48)	(0.53)	(0.07)	(0.60)	8.40
2014	9.17	0.57	0.54	1.11	(0.60)	(0.20)	(0.80)	9.48
2013	8.81	0.62	0.40	1.02	(0.66)	—	(0.66)	9.17
2012	9.23	0.67	(0.38)	0.29	(0.68)	(0.03)	(0.71)	8.81
Class I (8/01)
2016	8.26	0.60	(1.07)	(0.47)	(0.55)	—	(0.55)	7.24
2015	9.31	0.57	(0.98)	(0.41)	(0.57)	(0.07)	(0.64)	8.26
2014	9.01	0.60	0.53	1.13	(0.63)	(0.20)	(0.83)	9.31
2013	8.65	0.66	0.39	1.05	(0.69)	—	(0.69)	9.01
2012	9.05	0.71	(0.37)	0.34	(0.71)	(0.03)	(0.74)	8.65

80	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(5.48)%	$114,537	1.03%	7.99%	1.03%	7.99%	91%
(4.82)	119,535	0.97	6.31	0.97	6.31	80
12.88	209,830	0.95	6.37	0.95	6.37	85
11.99	141,132	0.94	6.92	0.94	6.92	133
3.76	92,018	1.06	7.98	1.04	7.99	124

(6.27)	41,663	1.79	7.26	1.79	7.26	91
(5.45)	55,409	1.72	5.62	1.72	5.62	80
11.98	71,974	1.70	5.64	1.70	5.64	85
11.33	67,466	1.70	6.21	1.70	6.21	133
3.18	48,667	1.80	7.26	1.79	7.27	124

(5.76)	834	1.29	7.78	1.29	7.78	91
(5.07)	995	1.21	6.03	1.21	6.03	80
12.65	1,099	1.20	6.09	1.20	6.09	85
11.79	697	1.19	6.69	1.19	6.69	133
3.46	615	1.31	7.66	1.29	7.68	124

(5.21)	208,009	0.78	8.12	0.78	8.12	91
(4.55)	446,406	0.72	6.56	0.72	6.56	80
13.15	719,640	0.71	6.61	0.71	6.61	85
12.39	495,863	0.70	7.24	0.70	7.24	133
4.15	465,299	0.84	8.19	0.80	8.23	124

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. For the period October 31, 2013 through June 29, 2016, the Adviser did not reimburse the Fund for any fees and expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	81

Financial Highlights (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/00)
2016	$10.97	$0.50	$(0.42)	$0.08	$(0.53)	$—	$(0.53)	$10.52
2015	11.60	0.49	(0.58)	(0.09)	(0.54)	—	(0.54)	10.97
2014	11.02	0.53	0.59	1.12	(0.54)	—	(0.54)	11.60
2013	10.83	0.52	0.16	0.68	(0.49)	—	(0.49)	11.02
2012	10.72	0.44	0.10	0.54	(0.43)	—	(0.43)	10.83
Class C (2/00)
2016	10.90	0.42	(0.41)	0.01	(0.45)	—	(0.45)	10.46
2015	11.52	0.40	(0.57)	(0.17)	(0.45)	—	(0.45)	10.90
2014	10.94	0.44	0.60	1.04	(0.46)	—	(0.46)	11.52
2013	10.76	0.43	0.16	0.59	(0.41)	—	(0.41)	10.94
2012	10.65	0.36	0.09	0.45	(0.34)	—	(0.34)	10.76
Class R3 (9/01)
2016	11.01	0.48	(0.42)	0.06	(0.51)	—	(0.51)	10.56
2015	11.64	0.46	(0.57)	(0.11)	(0.52)	—	(0.52)	11.01
2014	11.05	0.51	0.60	1.11	(0.52)	—	(0.52)	11.64
2013	10.88	0.49	0.15	0.64	(0.47)	—	(0.47)	11.05
2012	10.77	0.41	0.10	0.51	(0.40)	—	(0.40)	10.88
Class R6 (1/15)
2016	10.96	0.53	(0.41)	0.12	(0.56)	—	(0.56)	10.52
2015(f)	11.22	0.24	(0.25)	(0.01)	(0.25)	—	(0.25)	10.96
Class I (2/00)
2016	10.96	0.53	(0.42)	0.11	(0.56)	—	(0.56)	10.51
2015	11.59	0.52	(0.58)	(0.06)	(0.57)	—	(0.57)	10.96
2014	11.01	0.56	0.59	1.15	(0.57)	—	(0.57)	11.59
2013	10.83	0.55	0.15	0.70	(0.52)	—	(0.52)	11.01
2012	10.71	0.45	0.12	0.57	(0.45)	—	(0.45)	10.83

82	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.94%	$187,052	0.92%		4.71%		0.83%		4.80%		56%
(0.80)	288,080	0.92		4.25		0.82		4.34		47
10.46	128,189	0.91		4.65		0.84		4.73		50
6.25	72,341	0.90		4.50		0.84		4.57		69
5.14	52,802	0.93		4.01		0.85		4.10		199

0.20	89,173	1.67		3.97		1.58		4.06		56
(1.50)	110,660	1.67		3.51		1.57		3.60		47
9.59	48,335	1.66		3.91		1.59		3.98		50
5.50	35,146	1.65		3.75		1.59		3.81		69
4.32	31,085	1.67		3.30		1.60		3.37		199

0.70	7,647	1.17		4.44		1.08		4.54		56
(1.01)	12,272	1.17		4.00		1.07		4.09		47
10.19	5,321	1.16		4.41		1.09		4.48		50
5.89	2,926	1.15		4.27		1.09		4.34		69
4.83	1,903	1.19		3.73		1.12		3.80		199

1.28	33,372	0.60		5.07		0.50		5.17		56
(0.10)	20,498	0.61	*	4.70	*	0.50	*	4.81	*	47

1.19	475,536	0.67		4.95		0.58		5.05		56
(0.54)	773,719	0.67		4.48		0.57		4.57		47
10.77	612,214	0.66		4.92		0.59		5.00		50
6.42	517,292	0.65		4.75		0.59		4.81		69
5.35	534,608	0.69		4.19		0.63		4.26		199

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	83

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Funds, Inc. is comprised of the Nuveen High Income Bond Fund (“High Income Bond”) and Nuveen Strategic Income Fund (“Strategic Income”), among others and Nuveen Investment Trust is comprised of the Nuveen Global Total Return Bond Fund (“Global Total Return Bond”), among others (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Funds, Inc. was incorporated in the state of Maryland on August 20, 1987. Nuveen Investment Trust was organized as a Massachusetts business trust in May 6, 1996.

The end of the reporting period for the Funds is June 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Global Total Return Bond

Global Total Return Bond’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in bonds from issuers located around the world. The bonds in which the Fund may invest may be of any maturity and include: debt obligations of foreign governments; domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); residential and commercial mortgage-backed securities; and asset-backed securities.

Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. issuers and is invested in issuers located in at least three countries (including the U.S.). The Fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries.

The Fund invests in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. As described in more detail below, the Fund may utilize various currency-related derivatives in an effort to enhance the Fund’s total return or to manage risk.

Up to 30% of the Fund’s net assets may be invested in securities rated lower than investment grade or in unrated securities of comparable quality as determined by the Sub-Adviser (such securities commonly referred to as “high yield” securities or “junk” bonds). If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

84	NUVEEN

High Income Bond

High Income Bond’s investment objective is to provide investors with a high level of current income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high-yield” securities or “junk” bonds). These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest up to 20% of its net assets in fixed and floating rate loans, including senior loans and secured and unsecured junior loans. The Fund may invest in exchange-traded funds (“ETFs”), closed-end funds and other investment companies.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the Fund.

The Fund may invest without limitation in debt obligations of foreign corporations and governments, provided that no more than 20% of the Fund’s total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

Strategic Income

Strategic Income’s investment objective is to provide investors with total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt securities, including U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and debt obligations of foreign governments. The Fund may invest in fixed and floating rate loans, including senior loans and secured and unsecured junior loans, in an amount not to exceed 20% of the Fund’s net assets and municipal securities in an amount not to exceed 20% of net assets.

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated debt obligations of foreign corporations and governments, including debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest without limitation in U.S. dollar denominated securities of foreign issuers.

The Fund may invest up to 50% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

NUVEEN	85

Notes to Financial Statements (continued)

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Outstanding when-issued/delayed delivery purchase commitments	$725,652	$970,000	$15,703,278

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest income” on the Statement of Operations. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1.00% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

86	NUVEEN

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements (Global Total Return Bond only), International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

ETFs are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of

NUVEEN	87

Notes to Financial Statements (continued)

investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency exchange contracts and swap contracts are also priced by an independent pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Total Return Bond	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Convertible Preferred Securities	$89,625	$—	$—		$89,625
Corporate Bonds	—	5,253,508	—	****	5,253,508
$1,000 Par (or similar) Institutional Preferred	—	1,286,389	—		1,286,389
Asset-Backed and Mortgage-Backed Securities	—	796,259	—		796,259
Sovereign Debt	—	5,894,003	—		5,894,003
Short-Term Investments:
Repurchase Agreements	—	879,344	—		879,344
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	82,294	—		82,294
Interest Rate Swaps***	—	(88,328)	—		(88,328)
Credit Default Swaps***	—	(1,863)	—		(1,863)
Futures Contracts***	(43,183)	—	—		(43,183)
Total	$46,442	$14,101,606	$—		$14,148,048

88	NUVEEN

High Income Bond	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$1,600,089	$—	$64,296	**	$1,664,385
Convertible Preferred Securities	5,944,225	—	—		5,944,225
Variable Rate Senior Loan Interests	—	17,703,638	—		17,703,638
$25 Par (or similar) Retail Preferred	11,897,707	1,793,378 **	—		13,691,085
Corporate Bonds	—	276,855,728	—	****	276,855,728
Convertible Bonds	—	11,163	—		11,163
$1,000 Par (or similar) Institutional Preferred	—	14,547,798	—		14,547,798
Asset-Backed Securities	—	717	—		717
Investment Companies	11,685,492	—	—		11,685,492
Warrants	—	101	—	****	101
Investments Purchased with Collateral from Securities Lending	73,403,049	—	—		73,403,049
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	(67,299)	—		(67,299)
Futures Contracts***	272,463	—	—		272,463
Total	$104,803,025	$310,845,224	$64,296		$415,712,545

Strategic Income
Long-Term Investments*:
Common Stocks	$—	$—	$5,993	**	$5,993
Convertible Preferred Securities	1,204,725	—	—		1,204,725
Variable Rate Senior Loan Interests	—	12,504,405	—		12,504,405
$25 Par (or similar) Retail Preferred	259,200	2,172,657 **	—		2,431,857
Corporate Bonds	—	588,567,909	—	****	588,567,909
$1,000 Par (or similar) Institutional Preferred	—	63,261,577	—		63,261,577
Asset-Backed and Mortgage-Backed Securities	—	72,966,954	—		72,966,954
Sovereign Debt	—	41,278,571	—		41,278,571
Investments Purchased with Collateral from Securities Lending	105,884,834	—	—		105,884,834
Short-Term Investments:
Money Market Funds	7,256,915	—	—		7,256,915
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	(727,804)	—		(727,804)
Interest Rate Swaps***	—	(3,083,040)	—		(3,083,040)
Credit Default Swaps***	—	(109,378)	—		(109,378)
Futures Contracts***	(156,146)	—	—		(156,146)
Total	$114,449,528	$776,831,851	$5,993		$891,287,372
*	Refer to the Fund’s Portfolio of Investments for industry, state and/or country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
****	Value equals zero as of the end of the reporting period. Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

NUVEEN	89

Notes to Financial Statements (continued)

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, Global Total Return Bond’s investments in non-U.S. securities were as follows:

Global Total Return Bond	Value	% of Net Assets
Country:
Germany	$1,639,766	12.0%
Mexico	1,478,384	10.8
United Kingdom	859,071	6.3
Canada	841,724	6.2
France	817,910	6.0
Australia	718,355	5.2
Italy	560,000	4.1
South Africa	515,942	3.8
Argentina	297,195	2.2
Switzerland	235,021	1.7
Portugal	232,525	1.7
Other	1,868,978	13.6
Total non-U.S. securities	$10,064,871	73.6%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

Global Total Return Bond is authorized to invest in repurchase agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

90	NUVEEN

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Total Return Bond	Fixed Income Clearing Corporation	$879,344	$(879,344)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Securities lending

In order to generate additional income, High Income Bond and Strategic Income may lend securities representing up to one-third of the value of each Fund’s total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Each Fund also has the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Funds. Upon termination, the borrower is required to return to the Funds securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Funds have the right to use the collateral to acquire identical securities. In the event the Funds are delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Funds. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Funds bear the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
High Income Bond
	Convertible Preferred Securities	$1,827,525	$(1,827,525)	$—
	Corporate Bonds	62,628,514	(62,628,514)	—
	$1,000 Par or Similar Institutional Preferred	6,489,182	(6,489,182)	—
	Total	$70,945,221	$(70,945,221)	$—
Strategic Income
	Convertible Preferred Securities	$464,625	$(464,625)	$—
	Corporate Bonds	90,256,162	(90,256,162)	—
	$1,000 Par or Similar Institutional Preferred	9,461,576	(9,461,576)	—
	Sovereign Debt	2,398,600	(2,398,600)	—
	Total	$102,580,963	$(102,580,963)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	High Income Bond	Strategic Income
Securities lending fees paid	$55,162	$77,960

NUVEEN	91

Notes to Financial Statements (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Funds invested in forward foreign currency exchange contracts. Global Total Return Bond used foreign currency exchange contracts to gain exposure to selected foreign currencies, and in some cases, to hedge the currency risk present in a foreign bond. High Income Bond and Strategic Income used forward foreign currency exchange contracts to manage foreign currency exposure. High Income Bond used foreign currency exchange contracts to reduce unwanted currency exposure from its portfolio. Strategic Income, may reduce unwanted currency exposure from its portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of forward foreign currency exchange contracts outstanding*	$12,271,597	$34,012,871	$141,562,030
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

92	NUVEEN

The following table presents the fair value of all forward foreign currency exchange contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Global Total Return Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$117,563	Unrealized depreciation on forward foreign currency exchange contracts, net	$(20,748)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(16,799)	Unrealized depreciation on forward foreign currency exchange contracts, net	2,278
Total			$100,764		$(18,470)

High Income Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$20,014	Unrealized depreciation on forward foreign currency exchange contracts, net	$(87,313)

Strategic Income

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$78,753	Unrealized depreciation on forward foreign currency exchange contracts, net	$(907,066)
Foreign currency exchange rate	Forward contracts	—	—	Unrealized depreciation on forward foreign currency exchange contracts, net	100,509
Total			$78,753		$(806,557)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Global Total Return Bond
	Bank of America, N.A.	$45,388	$(9,604)	$(9,604)	$35,784	$—	$35,784
	Citibank, National Association	35,221	(6,963)	(6,963)	28,258	—	28,258
	Deutsche Bank AG	2,278	(15,975)	2,278	(13,697)	—	(13,697)
	Goldman Sachs Bank USA	—	(4,773)	—	(4,773)	—	(4,773)
	JPMorgan Chase Bank, N.A.	7,962	(232)	(232)	7,730	—	7,730
	Morgan Stanley Capital Services LLC	28,992	—	—	28,992	—	28,992
Total		$119,841	$(37,547)	$(14,521)	$82,294	$—	$82,294
High Income Bond
	Citigroup Global Markets, Inc.	$20,014	$—	$—	$20,014	$—	$20,014
	Goldman Sachs Bank USA	—	(87,313)	—	(87,313)	—	(87,313)
Total		$20,014	$(87,313)	$—	$(67,299)	$—	$(67,299)
Strategic Income
	Bank of America, N.A.	$100,509	$(235,165)	$100,509	$(134,656)	$—	$(134,656)
	Citigroup Global Markets, Inc.	—	(217,058)	—	(217,058)	217,058	—
	Goldman Sachs Bank USA	—	(52,941)	—	(52,941)	—	(52,941)
	JPMorgan Chase Bank, N.A.	78,753	—	—	78,753	—	78,753
	Morgan Stanley Capital Services LLC	—	(401,902)	—	(401,902)	339,000	(62,902)
Total		$179,262	$(907,066)	$100,509	$(727,804)	$556,058	$(171,746)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

NUVEEN	93

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Global Total Return Bond	Foreign currency exchange rate	Forward contracts	$47,529	$189,522
High Income Bond	Foreign currency exchange rate	Forward contracts	1,656,267	(240,417)
Strategic Income	Foreign currency exchange rate	Forward contracts	13,528,427	(1,335,064)

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Funds invested in futures contracts. Global Total Return Bond and Strategic Income used U.S. Treasury and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure; using selected foreign bond futures to actively manage exposure to those markets. High Income Bond used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of futures contracts outstanding*	$2,003,930	$35,430,550	$235,870,463
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Global Total Return Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(23,266)	Payable for variation margin on futures contracts*	$(19,917)

High Income Bond

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$468,295
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(195,832)
Total					$272,463

94	NUVEEN

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategic Income

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(3,486,103)	Payable for variation margin on futures contracts*	$3,480,616
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(150,659)
Total			$(3,486,103)		$3,329,957
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Global Total Return Bond	Interest rate	Futures contracts	$19,342	$(66,004)
High Income Bond	Interest rate	Futures contracts	431,364	547,980
Strategic Income	Interest rate	Futures contracts	(4,939,649)	247,635

Interest Rate Swaps Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments

NUVEEN	95

Notes to Financial Statements (continued)

received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Funds invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of interest rate swap contracts outstanding*	$960,000	$22,400,000	$78,640,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, the Funds invested in credit default swap contracts. Global Total Return Bond and Strategic Income used High Yield CDX swaps as a way to take on credit risk and earn a commensurate credit spread. High Income Bond used CDX and ITRX swaps to take on credit risk and earn a commensurate credit spread. High Income Bond terminated its credit default swap contracts prior to the end of the reporting period.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond**	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$50,000	$—	$6,350,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.
**	High Income Bond did not hold any credit default swaps at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

96	NUVEEN

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
Global Total Return Bond

Interest rate	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts*	$(88,328)	—	$—
Credit	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts*	(1,863)	—	—
Total			$(90,191)		$—
Strategic Income
Interest Rate	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts*	$(3,083,040)	—	$—
Credit	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts*	(109,378)	—	—
Total			$(3,192,418)		$—
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Global Total Return Bond
	Credit	Swaps	$(21,708)	$(1,863)
	Interest rate	Swaps	(23,270)	(87,080)
Total			$(44,978)	$(88,943)
High Income Bond
	Credit	Swaps	$733,153	$—
	Interest rate	Swaps	(1,289,398)	250,790
Total			$(556,245)	$250,790
Strategic Income
	Credit	Swaps	$(730,998)	$(109,378)
	Interest rate	Swaps	(5,529,349)	(1,253,425)
Total			$(6,260,347)	$(1,362,803)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	97

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/16		Year Ended 6/30/15
Global Total Return Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,512	$169,616	33,410	$663,020
Class C	5,659	98,680	3,771	75,939
Class R3	—	7	—	—
Class I	9,278	163,249	17,049	339,170
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,083	54,653	4,268	83,527
Class C	308	5,471	360	7,063
Class R3	6	110	9	168
Class I	2,438	43,939	13,892	273,301
	30,284	535,725	72,759	1,442,188
Shares redeemed:
Class A	(44,468)	(794,043)	(15,528)	(302,329)
Class C	(3,113)	(55,696)	(2,786)	(56,510)
Class R3	—	(7)	—	(2)
Class I	(250,806)	(4,513,976)	(16,704)	(329,207)
	(298,387)	(5,363,722)	(35,018)	(688,048)
Net increase (decrease)	(268,103)	$(4,827,997)	37,741	$754,140

	Year Ended 6/30/16		Year Ended 6/30/15
High Income Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	22,844,430	$160,255,338	20,579,913	$179,760,260
Class C	1,264,937	8,863,955	1,237,977	10,700,119
Class R3	48,170	353,483	57,519	514,788
Class I	16,788,962	120,808,404	32,641,176	286,242,639
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,135,552	8,108,846	1,136,540	9,756,311
Class C	330,612	2,364,126	380,202	3,252,087
Class R3	6,483	47,448	7,898	69,117
Class I	977,062	7,060,979	1,453,361	12,486,374
	43,396,208	307,862,579	57,494,586	502,781,695
Shares redeemed:
Class A	(22,631,152)	(162,494,682)	(29,786,857)	(259,748,690)
Class C	(2,557,960)	(18,446,833)	(2,641,731)	(22,651,623)
Class R3	(59,958)	(428,751)	(62,900)	(537,346)
Class I	(43,094,533)	(311,873,417)	(57,301,772)	(496,675,701)
	(68,343,603)	(493,243,683)	(89,793,260)	(779,613,360)
Net increase (decrease)	(24,947,395)	$(185,381,104)	(32,298,674)	$(276,831,665)

98	NUVEEN

	Year Ended 6/30/16		Year Ended 6/30/15
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,002,873	$41,946,560	22,233,359	$252,302,027
Class C	1,310,022	13,655,356	6,832,580	77,016,680
Class R3	386,837	4,052,221	930,153	10,536,994
Class R6	1,618,829	17,089,609	1,927,736	21,625,297
Class I	11,124,880	116,240,152	39,093,277	442,796,623
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,068,217	11,130,046	874,773	9,870,223
Class C	332,935	3,443,686	247,639	2,777,282
Class R3	27,543	289,756	31,479	356,678
Class R6	138,234	1,433,538	33,785	377,964
Class I	1,175,836	12,251,799	1,184,390	13,362,708
	21,186,206	221,532,723	73,389,171	831,022,476
Shares redeemed:
Class A	(13,554,737)	(140,591,197)	(7,902,380)	(89,477,691)
Class C	(3,270,280)	(33,759,300)	(1,125,835)	(12,594,984)
Class R3	(804,674)	(8,405,220)	(304,433)	(3,451,611)
Class R6	(455,181)	(4,831,119)	(91,956)	(1,035,000)
Class I	(37,656,644)	(391,160,086)	(22,515,883)	(253,118,258)
	(55,741,516)	(578,746,922)	(31,940,487)	(359,677,544)
Net increase (decrease)	(34,555,310)	$(357,214,199)	41,448,684	$471,344,932

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Purchases:
Investment securities	$6,733,604	$392,808,454	$317,964,409
U.S. Government and agency obligations	10,419,539	—	204,857,972
Sales and maturities:
Investment securities	11,729,084	598,527,077	655,908,700
U.S. Government and agency obligations	10,255,884	—	200,157,512

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

NUVEEN	99

Notes to Financial Statements (continued)

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Cost of investments	$14,301,813	$465,912,448	$900,766,274
Gross unrealized:
Appreciation	$568,741	$10,943,931	$26,039,295
Depreciation	(671,426)	(61,348,998)	(31,441,829)
Net unrealized appreciation (depreciation) of investments	$(102,685)	$(50,405,067)	$(5,402,534)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, paydowns, complex security character adjustments, net operating losses, investments in partnerships and foreign currency transactions resulted in reclassifications among the Funds’ components of net assets as of June 30, 2016, the Funds’ tax year end, as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Capital paid-in	$(918,467)	$19	$(22)
Undistributed (Over-distribution of) net investment income	(221,220)	(4,532,485)	(18,083,591)
Accumulated net realized gain (loss)	1,139,687	4,532,466	18,083,613

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2016, the Funds’ tax year end, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Undistributed net ordinary income[1]	$—	$3,085,915	$13,077,819
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2016 through June 30, 2016 and paid on July 1, 2016. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2016 and June 30, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Global Total Return Bond	High Income Bond	Strategic Income
Distributions from net ordinary income[2]	$76,666	$34,298,443	$51,207,124
Distributions from net long-term capital gains	—	—	—
Return of capital	562,112	—	—

2015	Global Total Return Bond	High Income Bond	Strategic Income
Distributions from net ordinary income[2]	$987,815	$54,503,646	$50,714,515
Distributions from net long-term capital gains	156,028	5,641,156	—
Return of capital	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2016, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Global Total Return Bond	High Income Bond	Strategic Income
Expiration June 30, 2018	$—	$—	$35,110,018
Not subject to expiration	428,594	91,980,938	19,097,322
Total	$428,594	$91,980,938	$54,207,340

100	NUVEEN

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Strategic Income
Post-October capital losses[3]	$39,705,730
Late-year ordinary losses[4]	17,001,574
[3]	Capital losses incurred from November 1, 2015 through June 30, 2016, the Funds’ tax year end.
[4]	Ordinary losses incurred from January 1, 2016 through June 30, 2016 and/or specified losses incurred from November 1, 2015 through June 30, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Global Total Return Bond	High Income Bond	Strategic Income
For the first $125 million	0.4000%	0.4000%	0.3600%
For the next $125 million	0.3875	0.3875	0.3475
For the next $250 million	0.3750	0.3750	0.3350
For the next $500 million	0.3625	0.3625	0.3225
For the next $1 billion	0.3500	0.3500	0.3100
For net assets over $2 billion	0.3250	0.3250	0.2850

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for High Income Bond and Strategic Income, making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Total Return Bond	0.1614%
High Income Bond	0.1998
Strategic Income	0.1907

NUVEEN	101

Notes to Financial Statements (continued)

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation.

Fund	Expense Cap	Expense Cap Expiration Date
Global Total Return Bond	0.75%	October 31, 2016
Strategic Income	0.59	October 31, 2017

Effective June 30, 2016, the Advisor has agreed to waive fees and/or reimburse expenses through October 31, 2017 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares for High Income Bond.

Other Transactions with Affiliates

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enable directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Sales charges collected (Unaudited)	$2,468	$314,526	$182,200
Paid to financial intermediaries (Unaudited)	2,146	281,616	162,404

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Commission advances (Unaudited)	$450	$94,039	$139,879

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
12b-1 fees retained (Unaudited)	$810	$44,573	$334,163

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
CDSC retained (Unaudited)	$—	$14,726	$45,672

As of the end of the reporting period, Nuveen owned shares of the following Fund:

Global Total Return Bond
Class C Shares	2,280
Class R3 Shares	2,280
Class I Shares	676,175

102	NUVEEN

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes High Income Bond. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including Global Total Return and Strategic Income, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, High Income Bond was the only Fund in this shareholder report to utilize the facility. The average daily balance outstanding and average annual interest rate, during the period in which High Income Bond utilized the facility, was $20,462,733 and 1.61%, respectively.

Borrowings outstanding for High Income Bond at the end of the reporting period was $20,000,000, which is recognized as “Borrowings” on the Statement of Assets and Liabilities.

NUVEEN	103

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National
Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: Each Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Global Total Return Bond	High Income Bond	Strategic Income
%QDI	6%	0%	0%
%DRD	6%	0%	0%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

104	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Global Aggregate Unhedged Bond Index: An index that provides a broad-based measure of the global investment grade fixed-rate debt markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays U.S. Corporate High Yield Bond Index: An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

NUVEEN	105

Glossary of Terms Used in this Report (Unaudited) (continued)

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

106	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors or Trustees (as the case may be) of each Fund (the “Board,” and each Director or Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

NUVEEN	107

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in (or, in certain cases, the adoption of) a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth, including Nuveen High Income Bond Fund (the “High Income Fund”), which adopted a temporary expense cap.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015 (or for such shorter periods available for Nuveen Global Total Return Bond Fund (the “Global Total Return Fund”), which did not exist for part of the foregoing time frame), as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

108	NUVEEN

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Global Total Return Fund, the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark for the one- and three-year periods. The Board discussed with management the factors that detracted from the Fund’s performance, including the Fund’s overweight exposure to high yield corporate bonds, selection in commodity related corporate sectors, and selection in sovereign debt from commodity dependent emerging market countries. Currency exposure to commodity related countries also detracted from performance in 2015. The Board considered some changes in the Fund’s portfolio holdings and noted that the Fund ranked in the second quartile for the quarter ending March 31, 2016. The Board will continue to monitor the progress of this Fund.

For the High Income Fund, the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark in the one-, three- and five-year periods. The Board discussed with management the factors that detracted from the Fund’s performance, including the overweight exposure to lower-rated credit quality, the selection in certain high yield corporate bonds and the exposure to the metals & mining, transportation and healthcare sectors. The Board will continue to monitor the Fund closely.

For Nuveen Strategic Income Fund, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period, the Fund ranked in the second quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. The Board determined that the Fund’s performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen. In this regard, the Board noted that the Adviser agreed to adopt a temporary expense cap for the High Income Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board

NUVEEN	109

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Funds each had a net management fee and net expense ratio below their respective peer averages. The Board further noted that there was not a management fee after fee waivers and expense reimbursements for the last fiscal year for the Global Total Return Fund. As discussed above, the Board also noted that the Adviser agreed to adopt a temporary expense cap for the High Income Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as

110	NUVEEN

the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were (or in the case of the High Income Fund, would be) shared with shareholders of each Fund through its temporary expense cap.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

112	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	184
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	184

NUVEEN	113

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	184
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	184
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	184

114	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	184

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	184
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	184

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	185
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	185

NUVEEN	115

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	184
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	185
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	185
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	185
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	101

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

116	NUVEEN

Notes

NUVEEN	117

Notes

118	NUVEEN

Notes

NUVEEN	119

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-GHSU-0616D        18662-INV-Y-08/17

Mutual Funds

Nuveen Income Funds

Annual Report June 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen U.S. Infrastructure Bond Fund	NUSNX	NUSCX	NUSIX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen U.S. Infrastructure Bond Fund

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Daniel J. Close, CFA, Jeffrey J. Ebert and Jeffrey T. Schmitz, CFA, have managed the Fund since its inception in 2014. Here they discuss economic and fixed income market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended June 30, 2016.

During April 2016, the Fund Board approved the liquidation of the Nuveen U.S. Infrastructure Bond Fund. The liquidation took place at the close of business on August 19, 2016 (subsequent to the close of this reporting period), at which time shareholders received the proceeds of the liquidation.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended June 30, 2016?

Over the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.2%, as reported by the “advance” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in June 2016 from 5.3% in June 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.0% annual gain in May 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, subsequent to the close of this reporting period, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U. S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.4% and 5.2%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.0% over the twelve-month reporting period ended June 30, 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.3% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

At the start of the reporting period, a slowdown in China and ongoing weakness across emerging markets led to renewed volatility and downward pressure for commodity prices across the board. China fears plus a global supply glut led oil prices to sell off sharply, hitting a 12-year low of approximately $26-per-barrel for West Texas Intermediate (WTI) crude in February 2016. However, in the final four months or so of the reporting period, news of a possible production freeze and a string of unexpected production outages helped prices rally back to around the $50-per-barrel mark for WTI crude.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial recording purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s late-June referendum on whether to stay or leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March, propelling assets that carry more risk higher. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank (ECB), some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, concerns surrounding a disappointing jobs growth report in May, the increasing divergence between U.S. and global growth as well as tepid inflation readings led the Fed to again hold rates steady at its June and July meetings.

While the U.S. economy remained on firmer footing, the economic outlook outside the U.S. grew more uncertain as the U.K.’s late-June referendum increasingly weighed on sentiment and markets, especially in Europe. Angst surrounding growth in China also remained front and center as policymakers struggled to promote growth in this weakening economy. Japan attempted to boost growth and stave off deflation with an unexpected rate cut at the end of January, but then held off on any additional response, much to the chagrin of investors. The ECB unleashed its own combination of easing measures in March. Then on June 23, 2016, British voters shocked the world with their unexpected “Brexit” decision to leave the EU, forcing the resignation of the country’s prime minister and temporarily rocking global financial markets. In the days after the vote, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity.

How did the Fund perform during the twelve-month reporting period ended June 30, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the one-year and since inception periods ended June 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Barclays Taxable Municipal Aggregate Eligible Index, but performed in line with the Lipper General & Insured Municipal Debt Funds Classification Average over the twelve-month reporting period.

What strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?

The Fund continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolio, as well as market conditions. The Fund’s management team uses a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Fund was generally positioned for an environment of continued moderate economic growth. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving the Fund’s profile in response to changing conditions and valuations.

6	NUVEEN

During the reporting period, the Barclays Taxable Municipal Aggregate Eligible Index returned 15.00%. In the taxable municipal bond market, interest rates declined with the average yield of the index falling from 4.30% to 3.43%. Taxable municipal bonds with longer durations generally outperformed those with shorter durations. Bonds rated AA produced the best performance of the various rating categories with a return of 15.56%, followed by bonds rated single-A, which returned 14.94%, and bonds rated AAA, which returned 14.37%. The lowest return was 11.42% produced by bonds rated BBB/Baa. (However, the benchmark index only contains seven bonds rated BBB/Baa. The S&P Taxable Municipal Bond Select Index contains 42 bonds, which produced an average return of 15.67%.) The strongest performing sectors in the taxable municipal segment of the market included ports, toll roads, airports, water/sewer, hospitals, dedicated tax and higher education. State and local general obligations (GOs), tobacco, industrial development and housing underperformed.

In the first seven-and-a-half months of the reporting period, risk premiums widened across credit sectors as investors favored higher quality segments of the market such as Treasuries and mortgage-backed securities. In the investment grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower quality bonds and commodity related industries to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative outlook changes for several issuers and exacerbating selling pressure in an already weak market. A large amount of merger and acquisition (M&A) related financing in the latter part of 2015 also took a toll on the technical backdrop. Market technicals remained weak as dealers tried to keep inventory levels low, which created stress across all segments of the corporate market. Financial spreads remained steady and this sector outperformed industrials, which were challenged by commodity price volatility and heavy new issue supply. Utilities had positive excess returns and outperformed the broader market. Pipelines recovered significantly post mid-February 2016, but still finished the reporting period with negative excess returns, underperforming the broader market. Around mid-February 2016, oil prices began to rebound off their lows and the Fed indicated a more cautious approach to rate hikes, causing a strong rally in the credit markets. The technical backdrop also improved after the ECB announced that it would start buying euro-denominated credit issues in both the primary and secondary markets. This caused foreign investors to increase their holdings of U.S. corporate paper given more attractive valuations in the U.S. market. Industrials outperformed financials in this latter part of the reporting period as commodity prices stabilized and investors became concerned about loan performance given uncertainty in the global economic outlook. The Barclays U.S. Corporate Investment Grade Index ended the twelve-month reporting period with a 7.94% return.

High yield bond prices were under extreme pressure in the first seven months of the reporting period as global growth concerns, the Fed’s mixed messages and accumulating sector specific issues weighed on confidence and led to a poor technical backdrop. A flight-to-quality ensued due to persistent commodity weakness and increased distress among lower rated issues. Energy bonds, which comprise approximately 13% of the market, continued to be pressured by falling crude prices, while the weak global growth outlook also caused base metal, iron ore and coal bonds to trade at multi-year lows. Elevated risks in the commodity sector curbed risk appetites and led to underperformance in the CCC rated credit space, which is more exposed to these cyclically weak areas. However, high yield bond prices finally found support midway through February 2016, after suffering through a 20-month long bear market. High yield spreads tightened significantly by period end and the energy and metals/mining sectors enjoyed strong recoveries after bearing the brunt of the market sell-off. The recovery, however, was not enough to offset earlier underperformance and U.S. high yield fell short of all other U.S. fixed income asset classes for the full reporting period. The Barclays U.S. Corporate High Yield Bond Index ended the reporting period with a 1.62% one-year return.

During the twelve-month reporting period, approximately 65% of the Fund was allocated to the municipal bond market, approximately 21% to the high yield corporate market and approximately 14% to the investment grade corporate market. As noted in the market overview comments, the municipal bond market turned in the strongest absolute returns over this time frame. Therefore, the Fund’s most significant source of underperformance versus the benchmark Barclays Taxable Municipal Aggregate Eligible Index was its allocation to the high yield sector, followed by investment grade corporates.

In terms of performance within each of the three segments, the Fund’s municipal bond portfolio outperformed relative to its benchmark. Within the municipal bond portfolio, our overweight positions in bonds rated BBB/Baa and single A were beneficial. Likewise, our underweight position in state GOs and housing, and overweights in the toll road and dedicated tax sectors contributed positively to excess returns. On the other hand, an underweight position in higher education and an overweight in public power detracted. The

NUVEEN	7

Portfolio Managers’ Comments (continued)

use of futures in the municipal bond portfolio to hedge against rising interest rates was also detrimental. Meanwhile, our allocations by duration benefited performance due to our overweight in bonds with durations of 10 to 14 years and underweight in durations of 4 to 10 years.

The Fund’s high yield portfolio underperformed its benchmark as the fear of a slowdown in global growth and the impact such a slowdown could have on U.S. issuers created a substantially reduced appetite for high-yield assets. As noted above, the sell-off was particularly pronounced in the more economically-sensitive commodity-related sectors. This period of risk reduction impacted the Fund’s high yield holdings because the previously somewhat defensive segments, such as energy midstream and power producers, were heavily sold in late 2015 and the first six weeks of 2016 given their relative richness versus exploration and production, oil services, and metals and mining credits. The high yield portfolio was also negatively impacted by its moderately higher exposure to lower rated credits versus the benchmark. Specifically, given the yield producing focus of the Fund, the high yield portfolio has an overweight to B rated credits and, to a lesser extent, CCC rated credits, while underweight to the generally more defensive BB rated credits. The higher rated high yield credits dramatically outperformed lower rated credits, as one would expect during the reporting period of market stress. During the last three months of the reporting period, the portfolio’s performance was substantially better than the benchmark, but was still insufficient to make up for the earlier underperformance.

The investment grade credit portion of the Fund outperformed its benchmark primarily due to the portfolio’s longer duration (interest rate sensitivity) and yield curve positioning. Our portfolio’s duration was approximately 1.5 years longer than the benchmark and concentrated in the 10- to 30-year part of the yield curve. This proved beneficial as rates in this portion of the curve fell significantly during the reporting period and the yield curve flattened. Industry and security selection also contributed favorably to the investment grade portfolio’s performance due to the rebound in energy and lower quality securities.

As shareholder inflows hit the Fund, generally speaking, we allocated around 65% to public infrastructure, 20% to high yield private infrastructure and 15% to investment grade private infrastructure. In the municipal sleeve, we focused most of our efforts on incrementally adding odd-lot positions to our existing holdings as shareholder inflows were generally positive for the overall reporting period.

Trading activity within the high yield bond segment revolved around reducing exposure to investments in the commodity-related segments such as energy midstream and power producers. We redeployed the proceeds into less economically-sensitive segments such as health care, data centers and waste companies.

In the investment grade sleeve, given the difficult trading conditions in the energy and railroad markets in the first seven months of the reporting period, we chose to hold existing positions with a longer-term view toward recovery.

As part of our investment process, the bonds that we focus on are typically backed by assets that have recurring revenue streams and natural monopolies, for example an electric or gas utility, or long-term contracts that offer predictable revenue streams, such as a pipeline. The Fund’s largest concentrations at the end of the reporting period included transportation, dedicated tax (primarily backing mass public transit), public and private utilities, and energy bonds.

As mentioned previously, we used U.S. Treasury futures contracts to hedge against potential increases in interest rates. The effect on performance was negative during the reporting period.

8	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen U.S. Infrastructure Bond Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Because the Fund may invest in infrastructure-related securities, the Fund could have greater exposure to adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. The Fund is subject to, interest rate risk; as interest rates rise, bond prices fall. Price changes are generally greater for longer-duration bonds. Credit risk refers to the risk that an issuer may fail to make interest or principal payments when due or that the value of a security may decline due to concerns about the issuer making such payments. Declines in value will generally be greater for securities with longer maturities. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk. Non-U.S./Emerging Markets involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. More information on these risk considerations, as well as information on other risks to which the Fund is subject, such as bond market liquidity, call, currency, derivatives, general municipal securities market, income, loan settlement risk, market, municipal lease obligations, and zero coupon bonds risks, are included in the Fund’s prospectus.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2016, the Fund had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen U.S. Infrastructure Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	7.65%	4.78%
Class A Shares at maximum Offering Price	3.08%	2.67%
Barclays Taxable Municipal Aggregate Eligible Index	15.00%	9.39%
Lipper General & Insured Municipal Debt Funds Classification Average	7.62%	5.26%

Class C Shares	6.84%	4.00%
Class I Shares	7.92%	5.04%

Since inception returns are from 5/12/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.89%	2.61%	1.60%
Net Expense Ratios	0.95%	1.70%	0.70%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.74% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

12	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	13

Yields as of June 30, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen U.S. Infrastructure Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.77%	3.23%	4.20%
SEC 30-Day Yield – Subsidized	3.06%	2.41%	3.44%
SEC 30-Day Yield – Unsubsidized	2.08%	1.45%	2.42%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	NUVEEN

Holding

Summaries as of June 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purpose, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen U.S. Infrastructure Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	30.8%
Municipal Bonds	63.4%
Repurchase Agreements	4.3%
Other Assets Less Liabilities	1.5%
Net Assets	100%

States and Territories

(% of net assets)

California	13.1%
Illinois	8.8%
New York	7.4%
Texas	4.7%
New Jersey	4.7%
Ohio	4.3%
Arizona	4.1%
Other	16.3%
Total	63.4%

Portfolio Composition

(% of net assets)

Transportation	20.9%
Utilities	19.0%
Tax Obligation/Limited	16.3%
Tax Obligation/General	7.2%
Energy	7.0%
Industrials	5.7%
Health Care	4.8%
Water and Sewer	4.8%
Other	8.5%
Repurchase Agreements	4.3%
Other Assets Less Liabilities	1.5%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	3.7%
AA	42.5%
A	16.6%
BBB	18.6%
BB or Lower	18.6%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	15

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2016.

The beginning of the period is January 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen U.S. Infrastructure Bond Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,081.20	$1,077.80	$1,082.50
Expenses Incurred During the Period	$4.92	$8.78	$3.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.14	$1,016.41	$1,021.38
Expenses Incurred During the Period	$4.77	$8.52	$3.52

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.95%, 1.70%, and 0.70% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen U.S. Infrastructure Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen U.S. Infrastructure Bond Fund (hereinafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 1 – General Information and Significant Accounting Policies of the Notes to Financial Statements, after the close of business on August 19, 2016, the Fund liquidated any remaining shareholder accounts and ceased operations.

PricewaterhouseCoopers LLP

Chicago, IL

August 26, 2016

NUVEEN	17

Nuveen U.S. Infrastructure Bond Fund

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 94.2%

	CORPORATE BONDS – 30.8%

	Commercial Services & Supplies – 1.7%

$60	ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$60,900

48	Casella Waste Systems Inc.	7.750%	2/15/19	B	48,990

50	Covanta Holding Corporation	5.875%	3/01/24	Ba3	48,500
158	Total Commercial Services & Supplies				158,390

	Diversified Telecommunication Services – 2.5%

75	CyrusOne LP Finance	6.375%	11/15/22	B+	78,000

75	Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB–	76,125

75	SBA Communications Corporation	4.875%	7/15/22	B	74,437
225	Total Diversified Telecommunication Services				228,562

	Electric Utilities – 3.8%

65	Exelon Generation Co. LLC	4.250%	6/15/22	BBB	69,337

95	Mississippi Power Company	4.250%	3/15/42	BBB+	84,972

40	Northern States Power Company	2.600%	5/15/23	Aa3	41,388

70	PPL Capital Funding Inc.	3.500%	12/01/22	BBB+	73,683

70	Progress Energy, Inc.	3.150%	4/01/22	BBB+	72,853
340	Total Electric Utilities				342,233

	Energy Equipment & Services – 0.2%

25	Compressco Partners LP / Compressco Finance Corporation	7.250%	8/15/22	B–	20,500

	Gas Utilities – 1.4%

50	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	52,781

20	Ferrellgas LP	6.750%	1/15/22	B+	18,200

60	Suburban Propane Partners LP	5.750%	3/01/25	BB–	58,950
130	Total Gas Utilities				129,931

	Health Care Equipment & Supplies – 0.5%

40	Tenet Healthcare Corporation	8.125%	4/01/22	B–	40,992

	Health Care Providers & Services – 4.4%

50	Acadia Healthcare	5.625%	2/15/23	B	49,000

50	Community Health Systems, Inc.	6.875%	2/01/22	B+	43,750

75	HCA Inc.	5.375%	2/01/25	BB	76,875

75	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	72,047

50	Kindred Healthcare Inc.	6.375%	4/15/22	B–	44,625

50	Lifepoint Health Inc.	5.875%	12/01/23	Ba2	52,000

60	Select Medical Corporation	6.375%	6/01/21	B–	57,600
410	Total Health Care Providers & Services				395,897

18	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power & Renewable Electricity Producers – 0.3%

$40	GenOn Energy Inc.	9.500%	10/15/18	CCC+	$31,800

	Internet Software & Services – 0.6%

50	Equinix Inc.	5.750%	1/01/25	BB	51,750

	IT Services – 0.6%

50	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	51,000

	Multi-Utilities – 1.2%

100	Public Service Electric & Gas Company	4.050%	5/01/45	Aa3	112,918

	Oil, Gas & Consumable Fuels – 7.9%

90	Berkshire Hathaway Energy Company	3.750%	11/15/23	A–	98,385

70	Calumet Specialty Products	7.625%	1/15/22	CCC+	49,525

40	Energy Transfer Equity LP	5.500%	6/01/27	BB+	37,600

70	Enterprise Products Operating Group LLP	3.350%	3/15/23	BBB+	71,886

35	Global Partners LP/GLP Finance	6.250%	7/15/22	B+	29,138

70	Kinder Morgan Energy Partners, LP	3.500%	9/01/23	BBB–	68,567

41	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	37,925

55	MPLX LP	4.000%	2/15/25	BBB–	49,982

50	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	45,500

10	NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	8,775

10	Northern Tier Energy LLC	7.125%	11/15/20	BB–	10,175

60	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B	52,800

50	Sabine Pass Liquefaction LLC	6.250%	3/15/22	BB+	51,250

100	Southeast Supply Header LLC, 144A	4.250%	6/15/24	Baa2	99,108
751	Total Oil, Gas & Consumable Fuels				710,616

	Real Estate Investment Trust – 1.8%

100	American Tower Company	5.000%	2/15/24	BBB	113,032

50	Geo Group Inc.	6.000%	4/15/26	Ba3	50,500
150	Total Real Estate Investment Trust				163,532

	Road & Rail – 3.9%

95	Burlington Northern Santa Fe Corporation	4.375%	9/01/42	A	105,694

90	Norfolk Southern Corporation	3.850%	1/15/24	BBB+	98,645

85	Union Pacific Corporation	4.750%	12/15/43	A	100,305

50	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	49,500
320	Total Road & Rail				354,144
$2,789	Total Corporate Bonds (cost $2,815,034)				2,792,265

NUVEEN	19

Nuveen U.S. Infrastructure Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	MUNICIPAL BONDS – 63.4%

	Arizona – 4.1%

$110	Phoenix, Arizona, Various Purpose General Obligation Bonds, Build America Taxable Bonds, Series 2009A, 5.269%, 7/01/34	No Opt. Call	AA+	$139,484

80	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Build America Bonds, Series 2010A, 4.839%, 1/01/41	No Opt. Call	Aa1	103,150

105	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28	No Opt. Call	BBB+	132,582
295	Total Arizona			375,216

	California – 13.1%

275	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Taxable Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured	No Opt. Call	BBB+	143,610

100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Build America Federally Taxable Bond Series 2009F-2, 6.263%, 4/01/49	No Opt. Call	AA	153,073

100	California State, Various Purpose General Obligation Bonds, Build America Federally Taxable Bonds, Series 2009, 7.550%, 4/01/39	No Opt. Call	AA–	158,650

110	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	153,589

100	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010A, 5.716%, 7/01/39	No Opt. Call	Aa2	132,670

10	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Build America Taxable Bonds, Series 2009C, 6.008%, 7/01/39	No Opt. Call	AA+	13,406

95	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Federally Taxable Build America Bonds, Series 2010W, 6.156%, 5/15/36	No Opt. Call	AA–	125,529

130	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010E, 6.000%, 11/01/40	No Opt. Call	AA–	172,717

100	University of California, General Revenue Bonds, Build America Taxable Bonds, Series 2009R, 5.770%, 5/15/43	No Opt. Call	AA	135,179
1,020	Total California			1,188,423

	Colorado – 2.2%

100	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement, Build America Bond Series 2010D-4, 6.615%, 11/15/40	No Opt. Call	AA	148,977

100	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	AA–	45,699
200	Total Colorado			194,676

	Illinois – 8.8%

70	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2009, 5.720%, 12/01/38	No Opt. Call	AAA	87,201

105	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	129,342

100	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B, 6.845%, 1/01/38	1/20 at 100.00	A	113,837

110	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-1, 6.630%, 2/01/35	No Opt. Call	BBB+	117,930

20	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	Illinois (continued)

$150	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	$202,418

120	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Bond Series 2009C, 6.859%, 1/01/39	No Opt. Call	A2	149,695
655	Total Illinois			800,423

	Kansas – 1.0%

75	Kansas Department of Transportation, Highway Revenue Bonds, Build America Taxable Bond Series 2010A, 4.596%, 9/01/35	No Opt. Call	AAA	90,703

	Louisiana – 1.5%

120	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.087%, 2/01/45	2/20 at 100.00	AA	134,062

	Massachusetts – 0.2%

10	Massachusetts State, General Obligation Bonds, Consolidated Loan, Build America Taxable Bonds, Series 2010, 5.456%, 12/01/39	No Opt. Call	AA+	13,609

	Missouri – 0.9%

60	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Build America Bond Series 2009A, 7.730%, 1/01/39	No Opt. Call	A	83,810

	New Jersey – 4.7%

50	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	56,290

25	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2009B, 6.875%, 12/15/39	6/19 at 100.00	A–	26,756

100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C, 6.104%, 12/15/28	12/20 at 100.00	A–	109,194

150	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	228,623
325	Total New Jersey			420,863

	New York – 7.4%

105	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010A-2, 6.089%, 11/15/40	No Opt. Call	AA	144,523

100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build America Taxable Bonds, Series 2010B-1, 6.648%, 11/15/39	No Opt. Call	AA–	142,540

100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.790%, 6/15/41	6/20 at 100.00	AA+	112,292

100	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA	143,441

100	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-First Series 2014, 4.960%, 8/01/46	No Opt. Call	AA–	124,619
505	Total New York			667,415

NUVEEN	21

Nuveen U.S. Infrastructure Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	Ohio – 4.3%

$100	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Build America Bond Series 2009B, 6.449%, 2/15/44	No Opt. Call	A	$134,403

100	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Taxable Series 2013B, 4.532%, 1/01/35	No Opt. Call	AA	117,285

105	Ohio State University, General Receipts Bonds, Build America Taxable Bond Series 2010C, 4.910%, 6/01/40	No Opt. Call	Aa1	133,417
305	Total Ohio			385,105

	Oregon – 1.5%

100	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Federally Taxable Build America Bonds, Series 2010A, 5.834%, 11/15/34	No Opt. Call	AA+	137,053

	Pennsylvania – 2.9%

100	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America Taxable Bonds, Series 2009D, 6.218%, 6/01/39	No Opt. Call	A+	126,559

100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2009A, 6.105%, 12/01/39	No Opt. Call	A1	137,966
200	Total Pennsylvania			264,525

	Tennessee – 1.5%

100	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa3	138,940

	Texas – 4.7%

40	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Build America Taxable Bond Series 2010B, 4.922%, 12/01/41	No Opt. Call	AA+	50,990

100	Dalllas County Hospital District, Texas, General Obligation Limited Tax Bonds, Build America Taxable Bonds, Series 2009C, 5.621%, 8/15/44	No Opt. Call	AA+	134,943

100	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa2	119,660

95	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.500%, 6/30/33	6/20 at 100.00	Baa3	116,904
335	Total Texas			422,497

	Virginia – 3.1%

100	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Build America Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	154,986

100	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Build America Taxable Bonds, Series 2010A-2, 5.350%, 5/15/35	No Opt. Call	AA+	124,887
200	Total Virginia			279,873

	Washington – 1.5%

100	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Build America Taxable Bonds, Series 2009S-2T, 5.491%, 11/01/39	No Opt. Call	AAA	135,666
$4,605	Total Municipal Bonds (cost $5,156,698)			5,732,859
	Total Long-Term Investments (cost $7,971,732)			8,525,124

22	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.3%

	REPURCHASE AGREEMENTS – 4.3%

$388	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $387,699, collateralized by $360,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $397,800	0.030%	7/01/16	$387,699
	Total Short-Term Investments (cost $387,699)			387,699
	Total Investments (cost $8,359,431) – 98.5%			8,912,823
	Other Assets Less Liabilities – 1.5% (4)			133,289
	Net Assets – 100%			$9,046,112

Investments in Derivatives as of June 30, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bond	Short	(7)	9/16	$(1,206,406)	$4,594	$(68,226)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed (not covered by the report of independent registered public accounting firm) are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	23

Statement of

Assets and Liabilities	June 30, 2016

Assets
Long-term investments, at value (cost $7,971,732)	$8,525,124
Short-term investments, at value (cost approximates value)	387,699
Cash collateral at brokers(1)	28,875
Receivable for:
Interest	114,262
Reimbursement from Adviser	3,020
Shares sold	13,826
Variation margin on futures contracts	4,594
Other assets	19,578
Total assets	9,096,978
Liabilities
Payable for:
Dividends	24,625
Shares redeemed	2,666
Accrued expenses:
Custody fees	8,938
Professional fees	12,704
Trustees fees	45
12b-1 distribution and service fees	174
Other	1,714
Total liabilities	50,866
Net assets	$9,046,112
Class A Shares
Net assets	$641,154
Shares outstanding	31,648
Net asset value (“NAV”) per share	$20.26
Offering price per share (NAV per share plus maximum sales charge of 4.25%, of offering price)	$21.16
Class C Shares
Net assets	$50,664
Shares outstanding	2,500
NAV and offering price per share	$20.27
Class I Shares
Net assets	$8,354,294
Shares outstanding	412,351
NAV and offering price per share	$20.26
Net assets consist of:
Capital paid-in	$8,952,726
Undistributed (Over-distribution of) net investment income	(42,558)
Accumulated net realized gain (loss)	(349,222)
Net unrealized appreciation (depreciation)	485,166
Net assets	$9,046,112
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

24	NUVEEN

Statement of

Operations	Year Ended June 30, 2016

Investment Income	$398,849
Expenses
Management fees	51,112
12b-1 service fees – Class A Shares	1,184
12b-1 distribution and service fees – Class C Shares	601
Shareholder servicing agent fees	3,408
Custodian fees	35,158
Trustees fees	271
Professional fees	16,507
Shareholder reporting expenses	6,109
Federal and state registration fees	41,190
Other	8,012
Total expenses before fee waiver/expense reimbursement	163,552
Fee waiver/expense reimbursement	(103,151)
Net expenses	60,401
Net investment income (loss)	338,448
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(147,157)
Futures contracts	(92,139)
Change in net unrealized appreciation (depreciation) of:
Investments	648,587
Futures contracts	(97,522)
Net realized and unrealized gain (loss)	311,769
Net increase (decrease) in net assets from operations	$650,217

See accompanying notes to financial statements.

NUVEEN	25

Statement of

Changes in Net Assets

	Year Ended 6/30/16	Year Ended 6/30/15
Operations
Net investment income (loss)	$338,448	$314,543
Net realized gain (loss) from:
Investments	(147,157)	3,619
Futures contracts	(92,139)	(106,378)
Change in net unrealized appreciation (depreciation) of:
Investments	648,587	(212,989)
Futures contracts	(97,522)	44,447
Net increase (decrease) in net assets from operations	650,217	43,242
Distributions to Shareholders
From net investment income:
Class A Shares	(20,700)	(6,013)
Class C Shares	(2,108)	(2,019)
Class I Shares	(356,826)	(325,689)
Decrease in net assets from distributions to shareholders	(379,634)	(333,721)
Fund Share Transactions
Proceeds from sale of shares	1,204,636	1,695,746
Proceeds from shares issued to shareholders due to reinvestment of distributions	66,740	27,419
	1,271,376	1,723,165
Cost of shares redeemed	(649,463)	(392,069)
Net increase (decrease) in net assets from Fund share transactions	621,913	1,331,096
Net increase (decrease) in net assets	892,496	1,040,617
Net assets at the beginning of period	8,153,616	7,112,999
Net assets at the end of period	$9,046,112	$8,153,616
Undistributed (Over-distribution of) net investment income at the end of period	$(42,558)	$(6,935)

See accompanying notes to financial statements.

26	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	27

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/14)
2016	$19.65	$0.73	$0.73	$1.46	$(0.85)	$—	$(0.85)	$20.26
2015	20.32	0.78	(0.63)	0.15	(0.82)	—	(0.82)	19.65
2014(d)	20.00	0.09	0.30	0.39	(0.07)	—	(0.07)	20.32
Class C (5/14)
2016	19.65	0.61	0.71	1.32	(0.70)	—	(0.70)	20.27
2015	20.31	0.62	(0.62)	—	(0.66)	—	(0.66)	19.65
2014(d)	20.00	0.07	0.29	0.36	(0.05)	—	(0.05)	20.31
Class I (5/14)
2016	19.65	0.80	0.71	1.51	(0.90)	—	(0.90)	20.26
2015	20.32	0.83	(0.62)	0.21	(0.88)	—	(0.88)	19.65
2014(d)	20.00	0.10	0.29	0.39	(0.07)	—	(0.07)	20.32

See accompanying notes to financial statements.

28	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

7.65%	$641	2.17%		2.55%		0.95%		3.77%		15%
0.70	255	1.79		3.04		0.95		3.87		15
1.93	51	3.46	*	0.77	*	0.96	*	3.27	*	4

6.84	51	2.95		1.88		1.70		3.13		15
(0.03)	73	2.51		2.27		1.70		3.08		15
1.81	51	4.20	*	0.03	*	1.71	*	2.52	*	4

7.92	8,354	1.94		2.85		0.70		4.09		15
0.96	7,825	1.50		3.27		0.70		4.07		15
1.95	7,011	3.20	*	1.03	*	0.71	*	3.52	*	4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 12, 2014 (commencement of operations) through June 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	29

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen U.S. Infrastructure Bond Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on May 6, 1996.

The end of the reporting period for the Fund is June 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2016 (the “current fiscal period”).

Fund Liquidation

On April 18, 2016, the Adviser announced that the Fund will be liquidated after the close of business on August 19, 2016, as approved by the Fund’s Board of Trustees (the “Board”). Effective May 18, 2016, the Fund stopped accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that held Fund shares as of April 18, 2016 could continue to purchase Fund shares until August 12, 2016. Existing shareholders continued to reinvest dividends and capital gains distributions received from the Fund. After the close of business on August 19, 2016, the Fund liquidated any remaining shareholder accounts and sent shareholders the proceeds of the liquidation.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to seek current income consistent with limited risk to capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in infrastructure-related debt securities of U.S. issuers. Such securities include taxable and tax-exempt municipal bonds issued to finance the ownership, development, construction, renovation or operation of infrastructure assets and debt securities issued by, or loans issued to, infrastructure-related companies, which include companies involved in the ownership, development, construction, renovation, financing or operation of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets.

Infrastructure assets are the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, schools, government accommodations and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Municipal bonds in which the Fund invests include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam). The Fund may invest in all types of municipal bonds including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund does not seek to provide income exempt from federal income tax. The Fund may invest in both taxable and tax-exempt municipal bonds. The Fund does not anticipate investing in tax-exempt bonds to the extent that its dividends will qualify as “exempt-interest dividends” and, as a result, it is expected that the Fund’s dividends will be taxable.

Other debt securities in which the Fund may invest include corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, fixed and floating rate loans, including senior loans and secured and unsecured junior loans.

The Fund may invest up to 20% of its total assets in debt obligations of non-U.S. issuers, including debt obligations issued by issuers that are located in emerging market countries.

The Fund may invest up to 40% of its net assets in securities rated below investment grade or, if unrated, judged by the Sub-Adviser to be of comparable quality. Such securities are commonly referred to as “high yield” securities or “junk” bonds.

30	NUVEEN

The Fund is not subject to any formal restrictions on its average portfolio maturity or duration, or on the duration or maturity of the individual securities in which it invests. However, the Fund generally invests in longer term bonds which are more sensitive to interest rate risk.

The Fund may invest up to 15% of its net assets in securities whose interest payments vary inversely with changes in short-term interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares

NUVEEN	31

Notes to Financial Statements (continued)

are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

32	NUVEEN

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$2,792,265	$—	$2,792,265
Municipal Bonds	—	5,732,859	—	5,732,859
Short-Term Investments:
Repurchase Agreements	—	387,699	—	387,699
Investments in Derivatives:
Futures Contracts**	(68,226)	—	—	(68,226)
Total	$(68,226)	$8,912,823	$—	$8,844,597
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

NUVEEN	33

Notes to Financial Statements (continued)

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$387,699	$(387,699)	$ —
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$1,118,206
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(68,226)	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

34	NUVEEN

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(92,139)	$(97,522)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/16		Year Ended 6/30/15
	Shares	Amount	Shares	Amount
Shares sold:
Class A	25,079	$488,278	10,805	$219,867
Class C	—	—	1,230	25,000
Class I	36,283	716,358	71,062	1,450,879
Shares issued to shareholders due to reinvestment of distributions:
Class A	950	18,583	195	3,950
Class C	18	364	18	379
Class I	2,444	47,793	1,138	23,090
	64,774	1,271,376	84,448	1,723,165
Shares redeemed:
Class A	(7,378)	(145,078)	(503)	(10,250)
Class C	(1,248)	(23,982)	(18)	(379)
Class I	(24,604)	(480,403)	(18,972)	(381,440)
	(33,230)	(649,463)	(19,493)	(392,069)
Net increase (decrease)	31,544	$621,913	64,955	$1,331,096

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $1,269,760 and $1,231,262, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NUVEEN	35

Notes to Financial Statements (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$8,405,638
Gross unrealized:
Appreciation	$624,281
Depreciation	(117,096)
Net unrealized appreciation (depreciation) of investments	$507,185

Permanent differences, primarily due to federal taxes paid and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of net assets as of June 30, 2016, the Fund’s tax year end, as follows:

Capital paid-in	$(41)
Undistributed (Over-distribution of) net investment income	5,563
Accumulated net realized gain (loss)	(5,522)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2016, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$32,163
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2016 through June 30, 2016 and paid on July 1, 2016. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended June 30, 2016 and June 30, 2015, was designated for purposes of the dividends paid deduction as follows:

2016
Distributions from net ordinary income[2]	$377,730
Distributions from net long-term capital gains	—

2015
Distributions from net ordinary income[2]	$328,659
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2016, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$414,898

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For net assets over $2 billion	0.3875

36	NUVEEN

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2016, the complex-level fee for the Fund was 0.1614%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.74% the average daily net assets of any class of Fund shares.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$15,383
Paid to financial intermediaries (Unaudited)	13,474

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$600

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

CDSC retained (Unaudited)	$141

As of the end of the reporting period, Nuveen owned shares of the Fund as follows:

Class A Shares	2,500
Class C Shares	2,500
Class I Shares	345,000

NUVEEN	37

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), has established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

9. Subsequent Events

As previously noted in Note 1 – General Information and Significant Accounting Policies, the Fund liquidated after the close of business on August 19, 2016.

38	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	39

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Taxable Municipal Aggregate Eligible Index: A rules based, market-value weighted index engineered for the long-term taxable bond market. To be included in the index, the bonds must meet the eligibility requirements of the U.S. Aggregate Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays U.S. Corporate High Yield Bond Index: An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays U.S. Corporate Investment Grade Index: A broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors

40	NUVEEN

that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

S&P Taxable Municipal Bond Select Index: An index consisting of bonds in the S&P Taxable Municipal Bond index with a minimum par amount of $10 million or higher. The S&P Taxable Municipal Bond Index is a broad benchmark index designed to measure the performance of the investment grade U.S. taxable municipal bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

NUVEEN	41

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees (the “Board” and each Trustee is a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Nuveen U.S. Infrastructure Bond Fund (the “Fund”) and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). At a meeting held on April 12-13, 2016, however, the Board approved the liquidation of the Fund. The Fund will be liquidated after the close of business on August 19, 2016. As the Investment Management Agreement and Sub-Advisory Agreement would expire on August 1, 2016 without renewal, the Board, including a majority of the Independent Board Members, approved at an in-person meeting held on May 24-26, 2016 the continuance of the Advisory Agreements. The Independent Board Members reviewed the services provided by the Adviser and Sub-Adviser and their respective fee rates and determined that it was reasonable to renew the Advisory Agreements in order to maintain the advisory and sub-advisory services until the Fund’s liquidation.

42	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	184
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	184

NUVEEN	43

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	184
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	184
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	184

44	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	184

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	184
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	184

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	185
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	185

NUVEEN	45

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	184
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	185
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	185
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	185
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	101

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

46	NUVEEN

Notes

NUVEEN	47

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

                             18663-INV-Y-08/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUND

Fiscal Year Ended June 30, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen NWQ Global Equity Income Fund	13,318	0	2,720	0
Nuveen NWQ Global All-Cap Fund (formerly Nuveen NWQ Global Equity Fund)	19,462	0	2,820	0
Nuveen Global Total Return Bond Fund	41,017	0	2,307	0
Nuveen NWQ Multi-Cap Value Fund	13,729	0	17	0
Nuveen NWQ Small-Cap Value Fund	15,694	0	28	0
Nuveen U.S. Infrastructure Bond Fund	12,487	0	2,205	0
Nuveen Tradewinds Value Opportunities Fund	14,491	0	5,837	0
Nuveen NWQ Large-Cap Value Fund	13,837	0	4,402	0
Nuveen NWQ Small/Mid-Cap Value Fund	13,505	0	7	0

Total	$157,540	$0	$20,343	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen NWQ Global Equity Income Fund	0%	0%	0%	0%
Nuveen NWQ Global All-Cap Fund (formerly Nuveen NWQ Global Equity Fund)	0%	0%	0%	0%
Nuveen Global Total Return Bond Fund	0%	0%	0%	0%
Nuveen NWQ Multi-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small-Cap Value Fund	0%	0%	0%	0%
Nuveen U.S. Infrastructure Bond Fund	0%	0%	0%	0%
Nuveen Tradewinds Value Opportunities Fund	0%	0%	0%	0%
Nuveen NWQ Large-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small/Mid-Cap Value Fund	0%	0%	0%	0%

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended June 30, 2015	to Funds [1]	Billed to Funds [2]	Billed to Funds [3]	Billed to Funds [4]
Fund Name
Nuveen NWQ Global Equity Income Fund	12,859	0	2,640	0
Nuveen NWQ Global All-Cap Fund (formerly Nuveen NWQ Global Equity Fund)	18,830	0	2,640	0
Nuveen Global Total Return Bond Fund	39,777	0	2,380	0
Nuveen NWQ Multi-Cap Value Fund	13,371	0	0	0
Nuveen NWQ Small-Cap Value Fund	15,139	0	0	0
Nuveen U.S. Infrastructure Bond Fund	12,059	0	2,140	0
Nuveen Tradewinds Value Opportunities Fund	14,383	0	4,140	0
Nuveen NWQ Large-Cap Value Fund	13,752	0	4,140	0
Nuveen NWQ Small/Mid-Cap Value Fund	13,093	0	0	0

Total	$153,263	$0	$18,080	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen NWQ Global Equity Income Fund	0%	0%	0%	0%
Nuveen NWQ Global All-Cap Fund (formerly Nuveen NWQ Global Equity Fund)	0%	0%	0%	0%
Nuveen Global Total Return Bond Fund	0%	0%	0%	0%
Nuveen NWQ Multi-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small-Cap Value Fund	0%	0%	0%	0%
Nuveen U.S. Infrastructure Bond Fund	0%	0%	0%	0%
Nuveen Tradewinds Value Opportunities Fund	0%	0%	0%	0%
Nuveen NWQ Large-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small/Mid-Cap Value Fund	0%	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended June 30, 2016	Service Providers	Service Providers	Service Providers
Nuveen Investment Trust	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended June 30, 2015	Service Providers	Service Providers	Service Providers
Nuveen Investment Trust	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended June 30, 2016	Billed to Trust	reporting of the Trust)	engagements)	Total
Fund Name
Nuveen NWQ Global Equity Income Fund	2,720	0	0	2,720
Nuveen NWQ Global All-Cap Fund (formerly Nuveen NWQ Global Equity Fund)	2,820	0	0	2,820
Nuveen Global Total Return Bond Fund	2,307	0	0	2,307
Nuveen NWQ Multi-Cap Value Fund	17	0	0	17
Nuveen NWQ Small-Cap Value Fund	28	0	0	28
Nuveen U.S. Infrastructure Bond Fund	2,205	0	0	2,205
Nuveen Tradewinds Value Opportunities Fund	5,837	0	0	5,837
Nuveen NWQ Large-Cap Value Fund	4,402	0	0	4,402
Nuveen NWQ Small/Mid-Cap Value Fund	7	0	0	7

Total	$20,343	$0	$0	$20,343

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended June 30, 2015	Billed to Trust	reporting of the Trust)	engagements)	Total
Fund Name
Nuveen NWQ Global Equity Income Fund	2,640	0	0	2,640
Nuveen NWQ Global All-Cap Fund (formerly Nuveen NWQ Global Equity Fund)	2,640	0	0	2,640
Nuveen Global Total Return Bond Fund	2,380	0	0	2,380
Nuveen NWQ Multi-Cap Value Fund	0	0	0	0
Nuveen NWQ Small-Cap Value Fund	0	0	0	0
Nuveen U.S. Infrastructure Bond Fund	2,140	0	0	2,140
Nuveen Tradewinds Value Opportunities Fund	4,140	0	0	4,140
Nuveen NWQ Large-Cap Value Fund	4,140	0	0	4,140
Nuveen NWQ Small/Mid-Cap Value Fund	0	0	0	0

Total	$18,080	$0	$0	$18,080

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2016